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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-05685

Williamsburg Investment Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)
W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP       One Post Office Square      Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         March 31, 2014

Date of reporting period:       March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT March 31, 2014

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	May 7, 2014

Dear Shareholders,

Equity markets posted relatively subdued results in the quarter ended March 31, 2014. The S&P 500 Index (the “S&P 500”) gained 1.81%, the Dow Jones Industrial Average (“DJIA”) was down 0.15% and the small cap-oriented Russell 2000 Index advanced 1.12%. We started the year with declines in January. While such declines were arguably trivial in the context of 2013 returns, they no doubt felt unsettling for investors who have been spoiled by robust and uninterrupted gains. However, markets managed to fight higher for the balance of the quarter despite fears surrounding political tensions with Russia, slowing growth in China and the threat of higher interest rates here in the U.S.

The bull market is now five years old. Through quarter end, the S&P 500 and DJIA were up 205.20% and 184.37%, respectively, since they bottomed on March 9, 2009. According to the Wall Street Journal, the DJIA’s percentage advance ranks as fifth among the 32 bull markets since 1900. To put this in broader perspective, however, it’s worth noting the S&P 500 is just 20% above its peak in 2000. Nonetheless, it’s hard to believe how far we’ve come since the financial crisis. On one hand, it’s gratifying for those who stuck with equities or were buying when others were fearful. On the other hand, many are now wondering how much gas is left in the tank. Indeed, the S&P 500 has now gone over 900 days without a 10%+ correction. This tremendous run has been driven primarily by accommodative policy from the Federal Reserve System and declining risk premiums. With policy on the verge of tightening and stocks having “re-rated” higher, we think another leg of market appreciation will require passing the baton to accelerating economic and corporate profit growth.

Extreme weather has muddied the waters a bit. While winter came according to schedule, it brought unusually cold temperatures and a hefty dose of snow for much of the country. While good news for The Weather Channel, such conditions have put a damper on many industries including housing, retail and entertainment. Many corporate earnings updates and economic data points have been clouded; hence, making it hard to differentiate between true economic softness and the temporary effects of weather. The Wall Street Journal put it well in a recent article titled “Big Chill Presenting a Quandary for Investors.” We expect winter to end at some point and suspect normalized economic figures will indeed reflect ongoing momentum. In fact, we may see some entities (e.g., retailers) benefit as consumers open up their wallets with extra vigor following a bout of “cabin fever.”

Still, it seems rational to expect more modest returns than in the past couple of years. Domestic equities in particular have gone from being broadly distrusted and “under-owned” to being the most popular option on the menu of asset classes. Their popularity may be sustainable as investors, especially large institutions, continue to shift away from bonds and “alternative” investments, but recent gains may have borrowed from the future a bit. At a minimum, we expect to see more volatility in coming quarters. In our year-end letter, we cited a study of market returns showing that “great” market years have often been followed by “good” years. While this helps to dispel the notion that we were doomed to experience losses this year, it is also worth noting that each of those “good” years had at least one intra-year decline of more than 6%, according to S&P Capital IQ.

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All told, we are still reasonably constructive on stocks, but are less bullish than in prior years. A shift away from loose monetary policy and ultra-low interest rates may yield a digestion period, which at times could prove uncomfortable. We don’t think now is the time to take on excess risk and we continue to focus on superior business models with resilient balance sheets. Please review our Fund letters for specific themes and ideas. We thank you for your trust and look forward to reporting back in a few months.

Davenport Core Fund

The following chart represents Davenport Core Fund (the “Core Fund”) performance and the performance of the S&P 500 Index*, the Core Fund’s primary benchmark, for the periods ended March 31, 2014.

	Q1 2014	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** 1/15/98	Fiscal Year 2014 Expense Ratio
Core Fund	0.84%	21.32%	14.49%	20.09%	7.71%	6.21%	0.94%
S&P 500 Index*	1.81%	21.86%	14.66%	21.16%	7.42%	6.20%	—

30-Day SEC Yield: 0.68%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Core Fund advanced 21.32% during the year ended March 31, 2014, compared to the 21.86% gain for the S&P 500 Index. We are pleased to have kept pace with such a relentlessly strong market, especially in light of the significant volatility in the final quarter of the year.

One of the most recent additions to the portfolio, American Airlines (AAL), was one of our top performers for the year. Set against an industry backdrop of reduced capacity and improving pricing discipline, shares of AAL rallied as investors began to better understand the potential value creation resulting from the company’s merger with US Airways. On the heels of strong performance throughout much of calendar 2013, “high fliers” such as Amazon (AMZN) and Celgene (CELG) weighed on results to close the year. While we are not surprised to see either of these stocks take a breather after prolonged periods of outperformance, we believe each is attractively valued relative to its long-term earnings potential and continue to maintain our holdings. Elsewhere in the Core Fund, however, we elected to take some profits in a few outperformers with a mind towards reallocating the funds into more “unloved” names with cheaper valuations and superior upside potential. As such, we sold our position in Walgreen (WAG), and chipped positions in Facebook (FB) and Disney (DIS). With the funds, we added to positions in Brookfield Asset Management (BAM) and Flowers Foods (FLO) and initiated a position in Alcoa (AA).

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We first purchased shares of FLO in November of 2013. Since then the stock drifted lower as near-term disruptions from the Hostess acquisition and conservative 2014 guidance tempered investor enthusiasm. While recent results have been disappointing, we continue to have faith in management’s ability to leverage legacy and newly acquired brands across its recently expanded distribution footprint. As such we took advantage of recent weakness to add to a company with strong brands, a solid track record of value creation and prospects for double digit earnings growth.

As mentioned above, we initiated a position in integrated aluminum bellwether, Alcoa (AA). Though the stock has perked up recently, AA has lagged the market and other commodity producers for years as aluminum production has faced challenges, largely due to overcapacity in China. Given the country’s high cost of production and recent emphasis on energy conservation and pollution controls, we feel future supply headwinds from China will be mitigated. From a demand perspective, we feel aluminum’s status as a “consumer metal” should allow it to benefit from economic improvement as well as large emerging economies’ (such as China’s) shift in emphasis from infrastructure build-out towards consumption. Other key sources of future demand include the auto and airline industries, which are increasingly utilizing the metal due to its light weight and impact on fuel economy. Alongside these macro efforts, we have been impressed with AA’s ability to reduce costs while continuing to invest in higher value added downstream operations. Ultimately, we feel the company’s earnings power and valuation should expand as recent “self help” initiatives get an extra boost from supportive commodity prices.

As the above discussion suggests, we are constantly immersed in a process of optimization. While we are not afraid of withstanding some volatility in outperforming stocks with great long-term upside potential, we are also happy to reallocate funds from fairly valued positions to underperforming entities in which we have a high level of conviction. Going forward, we are comfortable with the Core Fund’s positioning.

The following are transactions performed in the Core Fund for the quarter ended March 31, 2014.

Recent Purchases

Activision Blizzard, Inc. (ATVI) We purchased a position in this global video game publisher.

Alcoa, Inc. (AA) We purchased a position in this leading producer of primary and fabricated aluminum.

American Airlines Group, Inc. (AAL) We purchased a position in this, the world’s largest airline.

Brookfield Asset Management, Inc. – Class A (BAM)** We added to our position in this premier global infrastructure asset manager.

CME Group, Inc. (CME) We purchased a position in the U.S.’s largest futures exchange.

eBay, Inc. (EBAY) We purchased a position in this leading ecommerce platform.

Flowers Foods, Inc. (FLO) We added to our position in this leading producer and marketer of bakery products.

Range Resources Corporation (RRC) We purchased a position in this domestic exploration and production company.

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Recent Sales

Albemarle Corporation (ALB) We sold our position in this chemical engineering and manufacturing company.

Aon plc (AON)** We sold our position in this insurance brokerage company.

Facebook, Inc. (FB) We chipped our position in this leading global social network.

Lowe’s Companies, Inc. (LOW) We sold our position in this domestic home improvement retailer.

Occidental Petroleum Corporation (OXY) We sold our position in this domestic oil and gas producer.

Valero Energy Corporation (VLO) We chipped our position in this domestic oil refiner.

Walgreen Company (WAG) We chipped and subsequently sold our position in this pharmacy retailer.

The Walt Disney Company (DIS) We chipped our position in this global media and entertainment company.

**	Foreign Security

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (the “Value & Income Fund”) performance and the performance of the S&P 500 Index, the Value & Income Fund’s primary benchmark, and the Lipper Equity Income Index for the periods ended March 31, 2014.

	Q1 2014	1 Year	3 Years**	Since Inception** 12/31/2010	Fiscal Year 2014 Expense Ratio
Value & Income Fund	1.83%	18.25%	16.35%	16.88%	0.94%
S&P 500 Index*	1.81%	21.86%	14.66%	15.50%	—
Lipper Equity Income Index*	2.04%	18.75%	13.14%	14.06%	—

30-Day SEC Yield: 1.69%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income category. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

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Despite the initial negative reaction to the threat of the “taper” and considering the intensifying consternation around the timing of interest rate increases, income-oriented equities performed quite well during the year. The Value & Income Fund and the Lipper Equity Income Index produced gains of 18.25% and 18.75%, respectively, versus the 21.86% advance for the S&P 500 Index for the year ended March 31, 2014. We feel the Value & Income Fund’s resiliency amid these developments suggests that some degree of monetary tightening has been priced into yield-producing securities. In honor of the Value & Income Fund reaching its third birthday, we would also like to point out its solid long term performance which equates to an annualized 16.88% return since inception. On a three year basis, the Value & Income Fund has achieved an annualized return of 16.35%, which compares favorably to the Lipper Equity Income and S&P 500 Indices returns of 13.14% and 14.66% respectively.

The Health Care sector produced nice gains for the Value & Income Fund throughout the year. Teva Pharmaceuticals (TEVA), Walgreen (WAG) and WellPoint (WLP) each hit new highs to close the year. Given that the stock has nearly doubled since our initial purchase, we elected to sell our position in WAG and lock in some profits. Real Estate Investment Trusts (REITs), Utilities and other interest rate sensitive names that struggled throughout much of the year made a nice comeback near year end. Sun Communities (SUI), Equity Lifestyle Properties (ELS) and Dominion Resources (D) were among the better performers in this category; however, the group was a drag on performance on a full year basis. We elected to chip our position in D given recent strength; however, we also used broad based weakness across the group to add exposure to strong companies with great business models and growing dividends.

In keeping with the aforementioned theme, we initiated a position in ELS, the largest manufactured housing REIT in the country. As we have noted in prior communications regarding SUI, we are attracted to the manufactured housing industry given its stable cash flows, low capital intensity and good visibility. We feel ELS’s strong balance sheet, low payout ratio, “age restricted” focus and higher exposure to RV communities are key differentiating factors that merit adding exposure. Though the current dividend is stated at $1.00, management has indicated its intention to raise it to $1.30 in the coming year (implies an approximately 3.5% yield), marking the 10th straight year of dividend increases. Over time, we expect the company to generate solid growth in funds from operations (FFO) via rent increases, acquisitions and cyclical improvements in RV operations while continuing to raise the dividend.

We increased exposure to companies that can benefit from an improving economy during the year. One such example is the purchase of Nucor (NUE). NUE is a domestic manufacturer of steel and steel products. The company has a strong balance sheet, pays a dividend yielding 2.9% and offers investors leverage to a potential later-cycle recovery in nonresidential construction. The company has reinvested extensively in its business since the downturn, resulting in organic growth and positioning the company for increased profitability during the next up-cycle. NUE’s technical innovation, culture and management have a storied history (featured in the 2001 business classic Good to Great), and the company has been able to create value for shareholders over time in a tough industry. Despite current sluggishness in economic growth, NUE generates strong cash flows that can continue to support and grow the dividend while we await a recovery in non-residential construction. We note that current earnings estimates do not reflect much in the way of a recovery; thus we feel the risk/reward profile is attractive. Looking out a few years, we see earnings power in excess of $6.00 per share, which would result in substantial upside from current levels.

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In sum, we are pleased with the Value & Income Fund’s results this year, which we feel benefitted from the Fund’s flexibility to invest in both value situations and steady dividend growers. Furthermore, we believe the recent actions described above position the strategy to not only produce an attractive, growing income stream, but also participate in an improving economy that will likely be accompanied by higher interest rates.

The following are transactions performed in the Value & Income Fund for the quarter ended March 31, 2014.

Recent Purchases

Goldcorp, Inc. (GG) We purchased a position in one of the world’s fastest growing senior gold producers. Current yield: 0.6%

Nucor Corporation (NUE) We purchased a position in this domestic manufacturer of steel and steel products. Current yield: 2.9%

Realty Income Corporation (O) We purchased a position in this leading triple-net-lease REIT. Current yield: 5.4%

Recent Sales

Dominion Resources, Inc. (D) We chipped our position in this utility giant. Current yield: 3.4%

Raytheon Company (RTN) We chipped our position in this defense company. Current yield: 2.4%

Tortoise Energy Infrastructure Corporation (TYG) We sold our position in this closed-end fund invested in MLPs. Current yield: 5.2%

Walgreen Company (WAG) We chipped and subsequently sold our position in this pharmacy retailer. Current yield: 1.9%

Weyerhaesuser Company (WY) We sold our position in this REIT. Current yield: 2.9%

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (the “Equity Opportunities Fund”) performance and the performance of the Russell Midcap Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended March 31, 2014.

	Q1 2014	1 Year	3 Years**	Since Inception** 12/31/2010	Fiscal Year 2014 Expense Ratio
Equity Opportunities Fund	4.33%	21.57%	17.38%	18.47%	0.97%
Russell Midcap Index*	3.53%	23.51%	14.39%	15.82%	—
S&P 500 Index*	1.81%	21.86%	14.66%	15.50%	—

30-Day SEC Yield: 0.01%

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Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Equity Opportunities Fund advanced 21.57% for the year ended March 31, 2014, versus gains of 23.51% and 21.86%, respectively, for the Russell Midcap Index and the S&P 500 Index. Fortunately, we finished the year on a strong note as a few of the seeds we planted earlier in the year started to bear fruit. In the quarter ended March 31, 2014, the Equity Opportunities Fund gained 4.33% relative to advances of 3.53% and 1.81% for the Russell Midcap Index and the S&P 500 Index, respectively. We were pleased to see a number of our holdings perform very well in a more subdued market environment.

A couple “deep value” stories that we bought earlier in the year came to life during the quarter. Teva Pharmaceutical (TEVA) and Ultra Petroleum (UPL) were among our leaders. We purchased both stocks when they were broadly maligned and the market was chasing popular growth stocks. TEVA gained roughly 32% alongside the appointment of a new CEO and hopes that earnings will soon trough, while UPL advanced 24% as natural gas prices bounced from depressed levels. It was gratifying to see our contrarian views on these names pay off. On a different note, our position in Beam (BEAM) got a lift when Japan’s Suntory offered to buy the iconic liquor company for a 25% premium. Our bullish thesis on BEAM was predicated partly on Mergers & Acquisitions (M&A) potential and we were glad to see Suntory offer a fair price.

We started to rotate funds away from some recent winners. For instance, we chipped positions in both American Airlines (AAL) and Delta Air Lines (DAL). We still like the industry story of consolidation, capacity discipline and pricing gains, but the stocks have already posted tremendous gains. We also chipped our position in auto parts retailer O’Reilly Automotive (ORLY) after a surge in the stock. This is a longstanding position and it’s worth noting the company’s value has increased nearly six-fold since mid-2008 as compared to a 53.54% gain for the S&P 500 Index. Frankly, the stock has far exceeded our initial expectations as same-store sales growth, store expansion, margin improvement, aggressive share buyback activity and a successful acquisition have brought about outsized earnings growth. We aren’t bragging; rather we are reminding our investors that the best path to value creation can be owning a simple and defensible business managed by the right people. You don’t have to be brilliant; you just need to identify smart people and ride alongside them as long as possible.

With the proceeds of some recent sales, we added to a few names that seemed depressed. For instance, we beefed up our stake in Portfolio Recovery Associates (PRAA). PRAA is a Norfolk, VA-based debt collection company. Put simply, the company purchases and collects defaulted consumer receivables from banks and credit card companies. The industry, which was once perceived as being a bit “sleazy,” has undergone a transformation and larger buyers now dominate a formerly fragmented market. This is partly a function of strict regulation, which closely governs debt collection practices and plays into the hands of more sophisticated players such as PRAA,

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which has seen its market share grow from 4% in 2004 to over 20% currently. We think ongoing market share gains will allow for double-digit earnings growth in coming years and expect the company will continue to generate 20% returns on equity. We are also very excited about the company’s recent agreement to buy Oslo, Norway-based Aktiv Kapital for $1.3 billion. This will expand PRAA’s business abroad and could add over $1.00/share to earnings.

Early in the quarter ended March 31, 2014, we established a new position in Fastenal (FAST), which is a leading industrial distributor. FAST has been a great stock over time, garnering a premium valuation for its high returns on capital, rapid earnings growth, and large market opportunity. More recently, however, the shares have struggled as sluggish industrial production has led to a lack of fixed cost leverage and decelerating earnings growth. We feel this has created an opportunity given that key end markets like manufacturing seem poised to benefit from a pickup in capital spending and industrial activity. Longer term, we are encouraged by the company’s opportunity for continued share gains in what remains a very fragmented industry. These opportunities for both cyclical and secular improvement, alongside prudent capital allocation and rising returns on capital could result in significant upside. Ultimately, we feel earnings power in the $3.00 range is achievable, which could result in a $60 stock price using historical valuation ranges.

In closing, for some time we have suggested a more modest return environment could cause investors to become more discriminating and focus more heavily on stories of superior capital allocation. We still think this is the case and believe the Equity Opportunities Fund should fare relatively well in such an environment. This was the case in both 2011 and 2012, when there was more volatility when compared to the frothy/straight up market environment of 2013. While the market was difficult to keep up with during 2013, we note the Equity Opportunities Fund has produced an annualized return of 18.47% since inception relative to 15.82% and 15.50% gains for the Russell Midcap and S&P 500 Indices, respectively. Though past performance is never an indication of future results, we feel our holdings are very well positioned for this coming year and beyond. Hopefully, with a little skill and a lot of patience, we’ll experience a few more ORLY-like outcomes.

The following are transactions performed in the Equity Opportunities Fund for the quarter ended March 31, 2014.

Recent Purchases

Amazon.com, Inc. (AMZN) We purchased a position in this online retailer.

American Airlines Group, Inc. (AAL) We added to our position in this, the world’s largest airline.

American Tower Corporation (AMT) We added to our position in this global wireless tower REIT.

Cabela’s, Inc. (CAB) We added to our position in this leading outdoor retailer.

Fastenal Company (FAST) We purchased a position in this leading domestic industrial distributor.

Krispy Kreme Doughnuts, Inc. (KKD) We added to our position in this well-known doughnut restaurant company.

Penn National Gaming, Inc. (PENN) We added to our position in this regional gaming operator.

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Portfolio Recovery Associates, Inc. (PRAA) We purchased a position in this Norfolk, VA-based debt collection company.

The J.M. Smucker Company (SJM) We added to our position in this leading consumables manufacturer and marketer.

Recent Sales

American Airlines Group, Inc. (AAL) Subsequent to adding to our position in the world’s largest airline, we chipped our position following a period of significant outperformance.

Aon plc (AON)** We sold our position in this insurance brokerage company.

Beam, Inc. (BEAM) We sold our position in this global spirits company.

Delta Air Lines, Inc. (DAL) We chipped our position in this global airline.

Dollar Tree, Inc. (DLTR) We sold our position in this domestic discount retailer.

ITC Holdings Corporation (ITC) We sold our position in this, the nation’s largest independent electric transmission company.

O’Reilly Automotive, Inc. (ORLY) We chipped our position in this auto parts retailer.

**	Foreign Security

We are pleased that The Davenport Funds are off to a good start thus far in 2014. We thank you for your trust and look forward to reporting back as we proceed through the year.

Sincerely,

John P. Ackerly, IV
President, The Davenport Funds

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DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for years ended March 31, 2014)
	1 Year	5 Years	10 Years
Davenport Core Fund	21.32%	20.09%	7.71%
Standard & Poor’s 500® Index	21.86%	21.16%	7.42%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	Since Inception(b)
Davenport Value & Income Fund	18.25%	16.88%
Standard & Poor’s 500® Index	21.86%	15.50%
Lipper Equity Income Index	18.75%	14.06%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

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DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	Since Inception(b)
Davenport Equity Opportunities Fund	21.57%	18.47%
Russell Midcap® Index	23.51%	15.82%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

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DAVENPORT CORE FUND
PORTFOLIO INFORMATION
March 31, 2014 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Brookfield Asset Management, Inc. - Class A	3.1%
Johnson & Johnson	3.0%
Capital One Financial Corporation	2.9%
Markel Corporation	2.8%
CarMax, Inc.	2.7%
Wells Fargo & Company	2.6%
Berkshire Hathaway, Inc. - Class B	2.5%
Google, Inc. - Class A	2.5%
Danaher Corporation	2.5%
American Tower Corporation	2.1%

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DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
March 31, 2014 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Teva Pharmaceutical Industries Ltd. - ADR	3.3%
JPMorgan Chase & Company	3.0%
Wells Fargo & Company	2.8%
SPDR EURO STOXX 50 ETF	2.7%
Johnson & Johnson	2.7%
Archer-Daniels-Midland Company	2.7%
Markel Corporation	2.6%
GlaxoSmithKline plc - ADR	2.5%
General Electric Company	2.5%
Capital One Financial Corporation	2.4%

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DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2014 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Gaming and Leisure Properties, Inc.	5.5%
Markel Corporation	5.2%
CarMax, Inc.	4.8%
Brookfield Asset Management, Inc. - Class A	4.6%
American Tower Corporation	4.6%
Penn National Gaming, Inc.	4.5%
Sun Communities, Inc.	3.6%
Hanesbrands, Inc.	3.6%
Capital One Financial Corporation	3.6%
Cabela's, Inc.	3.5%

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DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 95.3%	Shares	Value
Consumer Discretionary — 12.3%
Amazon.com, Inc. (a)	16,363	$5,506,477
CarMax, Inc. (a)	162,807	7,619,368
DIRECTV (a)	60,515	4,624,556
General Motors Company	136,775	4,707,795
McDonald's Corporation	46,820	4,589,765
Starbucks Corporation	49,290	3,616,900
Walt Disney Company (The)	50,256	4,023,998
		34,688,859
Consumer Staples — 10.0%
Anheuser-Busch InBev SA/NV - ADR	37,495	3,948,223
Flowers Foods, Inc.	239,114	5,128,995
J.M. Smucker Company (The)	53,077	5,161,207
Nestle SA - ADR	67,827	5,101,947
PepsiCo, Inc.	51,241	4,278,624
Wal-Mart Stores, Inc.	59,492	4,546,974
		28,165,970
Energy — 8.1%
Chevron Corporation	39,402	4,685,292
Exxon Mobil Corporation	59,502	5,812,155
National Oilwell Varco, Inc.	59,120	4,603,675
Range Resources Corporation	47,388	3,931,782
Valero Energy Corporation	71,440	3,793,464
		22,826,368
Financials — 20.5%
American Tower Corporation	72,543	5,939,095
Berkshire Hathaway, Inc. - Class B (a)	56,886	7,109,044
Brookfield Asset Management, Inc. - Class A	210,488	8,598,435
Capital One Financial Corporation	104,087	8,031,353
CME Group, Inc.	51,470	3,809,295
Goldman Sachs Group, Inc. (The)	27,605	4,523,079
JPMorgan Chase & Company	75,323	4,572,859
Markel Corporation (a)	13,013	7,757,049
Wells Fargo & Company	145,834	7,253,783
		57,593,992
Health Care — 13.0%
AmerisourceBergen Corporation	85,985	5,639,756
Amgen, Inc.	35,975	4,437,156
Celgene Corporation (a)	28,402	3,964,919
Express Scripts Holding Company (a)	57,840	4,343,206
Johnson & Johnson	85,133	8,362,615
Valeant Pharmaceuticals International, Inc. (a)	32,823	4,327,056
WellPoint, Inc.	54,590	5,434,435
		36,509,143

16

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 95.3% (Continued)	Shares	Value
Industrials — 12.2%
American Airlines Group, Inc. (a)	137,564	$5,034,842
Chicago Bridge & Iron Company	55,008	4,793,947
Cummins, Inc.	26,524	3,951,811
Danaher Corporation	92,577	6,943,275
General Electric Company	144,275	3,735,280
Parker Hannifin Corporation	37,945	4,542,396
United Technologies Corporation	45,484	5,314,351
		34,315,902
Information Technology — 14.5%
Accenture plc - Class A	61,339	4,889,945
Activision Blizzard, Inc.	203,288	4,155,207
Apple, Inc.	7,370	3,955,774
Automatic Data Processing, Inc.	53,420	4,127,229
eBay, Inc. (a)	76,140	4,205,973
Facebook, Inc. - Class A (a)	64,597	3,891,323
Google, Inc. - Class A (a)	6,370	7,099,429
QUALCOMM, Inc.	52,860	4,168,540
Visa, Inc. - Class A	19,269	4,159,406
		40,652,826
Materials — 4.7%
Alcoa, Inc.	344,698	4,436,263
Monsanto Company	34,491	3,924,041
Praxair, Inc.	38,078	4,987,076
		13,347,380

Total Common Stocks (Cost $187,686,390)		$268,100,440

MONEY MARKET FUNDS — 1.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $5,321,006)	5,321,006	$5,321,006

Total Investments at Value — 97.2% (Cost $193,007,396)		$273,421,446

Other Assets in Excess of Liabilities — 2.8%		7,809,772

Net Assets — 100.0%		$281,231,218

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

17

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 91.2%	Shares	Value
Consumer Discretionary — 5.1%
H&R Block, Inc.	152,120	$4,592,503
McDonald's Corporation	51,935	5,091,188
Penn National Gaming, Inc. (a)	96,865	1,193,377
Six Flags Entertainment Corporation	118,630	4,762,994
		15,640,062
Consumer Staples — 13.5%
Altria Group, Inc.	104,141	3,897,998
Anheuser-Busch InBev SA/NV - ADR	48,240	5,079,672
Archer-Daniels-Midland Company	187,405	8,131,503
Coca-Cola Company (The)	124,790	4,824,381
Diageo plc - ADR	30,645	3,818,061
PepsiCo, Inc.	65,655	5,482,192
Philip Morris International, Inc.	52,150	4,269,520
Wal-Mart Stores, Inc.	71,137	5,437,001
		40,940,328
Energy — 10.8%
BP plc - ADR	123,530	5,941,793
Chevron Corporation	46,536	5,533,596
Exxon Mobil Corporation	58,840	5,747,491
Kinder Morgan, Inc.	140,735	4,572,480
Marathon Petroleum Corporation	80,770	7,030,221
Occidental Petroleum Corporation	43,540	4,148,927
		32,974,508
Financials — 27.1%
Aflac, Inc.	98,335	6,199,038
Capital One Financial Corporation	95,000	7,330,200
Equity Lifestyle Properties, Inc.	159,025	6,464,366
Fidelity National Financial, Inc. - Class A	190,665	5,994,508
Gaming and Leisure Properties, Inc.	131,499	4,794,454
Hartford Financial Services Group, Inc.	207,565	7,320,818
JPMorgan Chase & Company	150,875	9,159,621
Markel Corporation (a)	13,341	7,952,570
Realty Income Corporation	112,190	4,584,083
Sun Communities, Inc.	154,838	6,981,646
W.P. Carey, Inc.	121,084	7,273,516
Wells Fargo & Company	171,030	8,507,032
		82,561,852
Health Care — 12.3%
GlaxoSmithKline plc - ADR	141,565	7,563,818
Johnson & Johnson	83,145	8,167,333
Merck & Company, Inc.	93,665	5,317,362
Teva Pharmaceutical Industries Ltd. - ADR	189,630	10,020,049

18

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.2% (Continued)	Shares	Value
Health Care — 12.3% (Continued)
WellPoint, Inc.	63,150	$6,286,583
		37,355,145
Industrials — 11.2%
3M Company	41,350	5,609,541
Eaton Corporation plc	85,517	6,424,037
General Electric Company	290,525	7,521,692
Illinois Tool Works, Inc.	55,380	4,504,055
Raytheon Company	47,871	4,729,176
Watsco, Inc.	54,315	5,426,612
		34,215,113
Information Technology — 2.0%
Automatic Data Processing, Inc.	76,920	5,942,839

Materials — 6.2%
E.I. du Pont de Nemours and Company	74,920	5,027,132
Eastman Chemical Company	55,430	4,778,620
Goldcorp, Inc.	185,555	4,542,387
Nucor Corporation	91,145	4,606,468
		18,954,607
Telecommunication Services — 1.5%
TELUS Corporation	123,020	4,422,569

Utilities — 1.5%
Dominion Resources, Inc.	62,320	4,424,097

Total Common Stocks (Cost $227,615,894)		$277,431,120

EXCHANGE-TRADED FUNDS — 3.9%	Shares	Value
db X-trackers Harvest CSI 300 China A-Shares Fund (a)	171,330	$3,736,708
SPDR EURO STOXX 50 ETF	194,000	8,276,040
Total Exchange-Traded Funds (Cost $10,631,184)		$12,012,748

19

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $8,519,581)	8,519,581	$8,519,581

Total Investments at Value — 97.9% (Cost $246,766,659)		$297,963,449

Other Assets in Excess of Liabilities — 2.1%		6,324,159

Net Assets — 100.0%		$304,287,608

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

20

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 91.5%	Shares	Value
Consumer Discretionary — 25.9%
Amazon.com, Inc. (a)	11,700	$3,937,284
Cabela's, Inc. (a)	93,330	6,114,048
CarMax, Inc. (a)	179,330	8,392,644
Hanesbrands, Inc.	81,955	6,267,918
Krispy Kreme Doughnuts, Inc. (a)	275,700	4,888,161
O'Reilly Automotive, Inc. (a)	29,955	4,445,023
Penn National Gaming, Inc. (a)	640,739	7,893,905
Pinnacle Entertainment, Inc. (a)	136,730	3,240,501
		45,179,484
Consumer Staples — 6.2%
Church & Dwight Company, Inc.	75,885	5,241,377
J.M. Smucker Company (The)	57,940	5,634,086
		10,875,463
Energy — 4.7%
Ultra Petroleum Corporation (a)	182,265	4,901,106
Valero Energy Corporation	61,115	3,245,206
		8,146,312
Financials — 33.5%
American Tower Corporation	98,155	8,035,950
Brookfield Asset Management, Inc. - Class A	196,840	8,040,914
Capital One Financial Corporation	80,676	6,224,960
Fairfax Financial Holdings Ltd.	7,453	3,227,894
Fidelity National Financial, Inc. - Class A	100,665	3,164,908
Gaming and Leisure Properties, Inc.	265,309	9,673,166
Markel Corporation (a)	15,160	9,036,876
Portfolio Recovery Associates, Inc. (a)	80,745	4,671,906
Sun Communities, Inc.	139,782	6,302,770
		58,379,344
Health Care — 4.5%
Henry Schein, Inc. (a)	30,150	3,599,005
Teva Pharmaceutical Industries Ltd. - ADR	82,300	4,348,732
		7,947,737
Industrials — 13.9%
American Airlines Group, Inc. (a)	140,005	5,124,183
Colfax Corporation (a)	57,060	4,070,090
Delta Air Lines, Inc.	102,320	3,545,388
Fastenal Company	101,100	4,986,252
Pall Corporation	39,780	3,559,117
Watsco, Inc.	30,230	3,020,279
		24,305,309

21

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.5% (Continued)	Shares	Value
Information Technology — 2.8%
Intuit, Inc.	62,855	$4,885,719

Total Common Stocks (Cost $131,110,756)		$159,719,368

CLOSED-END FUNDS — 1.6%	Shares	Value
Morgan Stanley China A Share Fund, Inc. (Cost $3,111,097)	126,255	$2,723,320

MONEY MARKET FUNDS — 2.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $4,846,670)	4,846,670	$4,846,670

Total Investments at Value — 95.9% (Cost $139,068,523)		$167,289,358

Other Assets in Excess of Liabilities — 4.1%		7,199,701

Net Assets — 100.0%		$174,489,059

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

22

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2014
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$193,007,396	$246,766,659	$139,068,523
At market value (Note 2)	$273,421,446	$297,963,449	$167,289,358
Cash	7,855,441	4,685,147	6,697,081
Dividends receivable	167,688	978,323	90,858
Receivable for capital shares sold	372,452	1,120,569	650,692
Other assets	29,417	25,751	20,511
TOTAL ASSETS	281,846,444	304,773,239	174,748,500

LIABILITIES
Payable for capital shares redeemed	379,227	245,145	119,023
Accrued investment advisory fees (Note 4)	198,144	195,661	116,130
Payable to administrator (Note 4)	32,000	33,450	21,350
Other accrued expenses and liabilities	5,855	11,375	2,938
TOTAL LIABILITIES	615,226	485,631	259,441

NET ASSETS	$281,231,218	$304,287,608	$174,489,059

Net assets consist of:
Paid-in capital	$186,716,767	$244,549,280	$134,895,780
Undistributed net investment income	27,002	256,710	2,451,767
Accumulated net realized gains from security transactions	14,073,399	8,284,828	8,920,677
Net unrealized appreciation on investments	80,414,050	51,196,790	28,220,835
Net assets	$281,231,218	$304,287,608	$174,489,059

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	14,573,498	20,688,180	10,967,905

Net asset value, offering price and redemption price per share (Note 2)	$19.30	$14.71	$15.91

See accompanying notes to financial statements.

23

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2014
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$3,974,177	$7,954,627	$4,021,920
Foreign withholding taxes on dividends	(70,150)	(79,092)	(56,277)
TOTAL INVESTMENT INCOME	3,904,027	7,875,535	3,965,643

EXPENSES
Investment advisory fees (Note 4)	1,847,802	1,867,560	1,013,586
Administration fees (Note 4)	315,536	319,250	189,669
Professional fees	31,736	30,636	23,335
Compliance service fees (Note 4)	26,979	27,224	17,607
Custodian and bank service fees	21,299	24,693	14,764
Registration and filing fees	17,687	20,219	16,854
Postage and supplies	17,780	18,545	13,434
Printing of shareholder reports	10,819	10,495	7,706
Insurance expense	11,345	10,528	6,120
Trustees’ fees and expenses (Note 4)	9,787	9,787	9,787
Other expenses	5,606	5,416	2,085
TOTAL EXPENSES	2,316,376	2,344,353	1,314,947

NET INVESTMENT INCOME	1,587,651	5,531,182	2,650,696

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	24,247,628	14,211,440	14,022,701
Net change in unrealized appreciation/ depreciation on investments	21,071,593	22,127,758	10,046,548

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	45,319,221	36,339,198	24,069,249

NET INCREASE IN NET ASSETS FROM OPERATIONS	$46,906,872	$41,870,380	$26,719,945

See accompanying notes to financial statements.

24

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$1,587,651	$1,307,207
Net realized gains from security transactions	24,247,628	9,676,207
Net change in unrealized appreciation/ depreciation on investments	21,071,593	12,010,397
Net increase in net assets from operations	46,906,872	22,993,811

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,572,542)	(1,315,956)
From net realized gains from security transactions	(11,297,772)	—
Decrease in net assets from distributions to shareholders	(12,870,314)	(1,315,956)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	44,315,591	32,795,331
Net asset value of shares issued in reinvestment of distributions to shareholders	12,476,055	1,246,351
Payments for shares redeemed	(20,495,991)	(19,718,238)
Net increase in net assets from capital share transactions	36,295,655	14,323,444

TOTAL INCREASE IN NET ASSETS	70,332,213	36,001,299

NET ASSETS
Beginning of year	210,899,005	174,897,706
End of year	$281,231,218	$210,899,005

UNDISTRIBUTED NET INVESTMENT INCOME	$27,002	$11,648

CAPITAL SHARE ACTIVITY
Shares sold	2,414,969	2,156,214
Shares reinvested	681,244	82,322
Shares redeemed	(1,117,243)	(1,300,040)
Net increase in shares outstanding	1,978,970	938,496
Shares outstanding at beginning of year	12,594,528	11,656,032
Shares outstanding at end of year	14,573,498	12,594,528

See accompanying notes to financial statements.

25

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$5,531,182	$3,299,446
Net realized gains from security transactions	14,211,440	6,183,266
Net change in unrealized appreciation/ depreciation on investments	22,127,758	18,460,679
Net increase in net assets from operations	41,870,380	27,943,391

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(5,277,593)	(3,316,928)
From net realized gains from security transactions	(9,157,892)	(1,962,920)
Decrease in net assets from distributions to shareholders	(14,435,485)	(5,279,848)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	87,997,225	85,076,371
Net asset value of shares issued in reinvestment of distributions to shareholders	13,263,859	4,722,338
Payments for shares redeemed	(21,298,242)	(14,329,788)
Net increase in net assets from capital share transactions	79,962,842	75,468,921

TOTAL INCREASE IN NET ASSETS	107,397,737	98,132,464

NET ASSETS
Beginning of year	196,889,871	98,757,407
End of year	$304,287,608	$196,889,871

UNDISTRIBUTED NET INVESTMENT INCOME	$256,710	$3,121

CAPITAL SHARE ACTIVITY
Shares sold	6,314,504	7,171,909
Shares reinvested	959,324	398,116
Shares redeemed	(1,522,285)	(1,212,247)
Net increase in shares outstanding	5,751,543	6,357,778
Shares outstanding at beginning of year	14,936,637	8,578,859
Shares outstanding at end of year	20,688,180	14,936,637

See accompanying notes to financial statements.

26

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$2,650,696	$164,908
Net realized gains from security transactions	14,022,701	4,578,353
Net change in unrealized appreciation/ depreciation on investments	10,046,548	10,165,302
Net increase in net assets from operations	26,719,945	14,908,563

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(224,384)	(139,019)
From net realized gains from security transactions	(7,464,989)	(1,731,142)
Decrease in net assets from distributions to shareholders	(7,689,373)	(1,870,161)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	54,980,702	33,820,160
Net asset value of shares issued in reinvestment of distributions to shareholders	7,445,644	1,800,189
Payments for shares redeemed	(9,646,854)	(5,114,447)
Net increase in net assets from capital share transactions	52,779,492	30,505,902

TOTAL INCREASE IN NET ASSETS	71,810,064	43,544,304

NET ASSETS
Beginning of year	102,678,995	59,134,691
End of year	$174,489,059	$102,678,995

UNDISTRIBUTED NET INVESTMENT INCOME	$2,451,767	$25,889

CAPITAL SHARE ACTIVITY
Shares sold	3,699,725	2,737,625
Shares reinvested	510,464	145,972
Shares redeemed	(651,385)	(419,552)
Net increase in shares outstanding	3,558,804	2,464,045
Shares outstanding at beginning of year	7,409,101	4,945,056
Shares outstanding at end of year	10,967,905	7,409,101

See accompanying notes to financial statements.

27

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$16.75	$15.00	$13.73	$12.05	$8.36

Income from investment operations:
Net investment income	0.12	0.11	0.09	0.07	0.08
Net realized and unrealized gains on investments	3.39	1.75	1.27	1.68	3.69
Total from investment operations	3.51	1.86	1.36	1.75	3.77

Less distributions:
Dividends from net investment income	(0.12)	(0.11)	(0.09)	(0.07)	(0.08)
Distributions from net realized gains	(0.84)	—	—	—	—
Total distributions	(0.96)	(0.11)	(0.09)	(0.07)	(0.08)

Net asset value at end of year	$19.30	$16.75	$15.00	$13.73	$12.05

Total return (a)	21.32%	12.47%	9.99%	14.61%	45.20%

Net assets at end of year (000’s)	$281,231	$210,899	$174,898	$159,894	$132,662

Ratio of total expenses to average net assets	0.94%	0.95%	0.96%	0.99%	1.00%

Ratio of net investment income to average net assets	0.64%	0.71%	0.66%	0.58%	0.75%

Portfolio turnover rate	29%	26%	19%	34%	25%

(a)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

28

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$13.18	$11.51	$10.50	$10.00

Income from investment operations:
Net investment income	0.30	0.28	0.23	0.04
Net realized and unrealized gains on investments	2.04	1.81	1.02	0.49
Total from investment operations	2.34	2.09	1.25	0.53

Less distributions:
Dividends from net investment income	(0.29)	(0.27)	(0.23)	(0.03)
Distributions from net realized gains	(0.52)	(0.15)	(0.01)	—
Total distributions	(0.81)	(0.42)	(0.24)	(0.03)

Net asset value at end of period	$14.71	$13.18	$11.51	$10.50

Total return (b)	18.25%	18.69%	12.23%	5.35%	(c)

Net assets at end of period (000’s)	$304,288	$196,890	$98,757	$48,831

Ratio of total expenses to average net assets	0.94%	0.96%	1.04%	1.25%	(d)

Ratio of net investment income to average net assets	2.22%	2.37%	2.30%	1.99%	(d)

Portfolio turnover rate	32%	29%	27%	10%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

29

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$13.86	$11.96	$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.24	0.03	(0.02)	(0.01)
Net realized and unrealized gains on investments	2.65	2.17	1.30	0.73
Total from investment operations	2.89	2.20	1.28	0.72

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	—	—
Distributions from net realized gains	(0.82)	(0.28)	(0.04)	—
Total distributions	(0.84)	(0.30)	(0.04)	—

Net asset value at end of period	$15.91	$13.86	$11.96	$10.72

Total return (b)	21.57%	18.77%	12.00%	7.20%	(c)

Net assets at end of period (000’s)	$174,489	$102,679	$59,135	$34,375

Ratio of total expenses to average net assets	0.97%	1.01%	1.10%	1.25%	(d)

Ratio of net investment income (loss) to average net assets	1.96%	0.23%	(0.22% )	(0.40%	)(d)

Portfolio turnover rate	49%	41%	35%	6%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

30

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2014

1. Organization

Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

At a meeting held on February 11, 2014, the shareholders of Davenport Equity Opportunities Fund voted to change the classification of the Fund from a diversified fund to a non-diversified fund, effective February 26, 2014. Each of Davenport Core Fund and Davenport Value & Income Fund is classified as a diversified fund.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include,

31

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value. Money market funds are valued at amortized cost, which approximates fair value absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs

•     Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2014 by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$268,100,440	$—	$—	$268,100,440
Money Market Funds	5,321,006	—	—	5,321,006
Total	$273,421,446	$—	$—	$273,421,446

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$277,431,120	$—	$—	$277,431,120
Exchange-Traded Funds	12,012,748	—	—	12,012,748
Money Market Funds	8,519,581	—	—	8,519,581
Total	$297,963,449	$—	$—	$297,963,449

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$159,719,368	$—	$—	$159,719,368
Closed-End Funds	2,723,320	—	—	2,723,320
Money Market Funds	4,846,670	—	—	4,846,670
Total	$167,289,358	$—	$—	$167,289,358

32

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. As of March 31, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Funds as of March 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund and Davenport Value & Income Fund; and declared and paid annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 is as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	3/31/14	$1,949,919	$10,920,395	$12,870,314
	3/31/13	$1,315,956	$—	$1,315,956
Davenport Value & Income Fund	3/31/14	$7,813,611	$6,621,874	$14,435,485
	3/31/13	$3,316,928	$1,962,920	$5,279,848
Davenport Equity Opportunities Fund	3/31/14	$1,238,779	$6,450,594	$7,689,373
	3/31/13	$505,327	$1,364,834	$1,870,161

33

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2014:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$193,027,551	$246,789,675	$139,069,198
Gross unrealized appreciation	$80,959,455	$53,227,673	$30,889,630
Gross unrealized depreciation	(565,560)	(2,053,899)	(2,669,470)
Net unrealized appreciation	80,393,895	51,173,774	28,220,160
Undistributed ordinary income	1,132,550	734,392	6,945,879
Undistributed long-term gains	12,988,006	7,830,162	4,427,240
Accumulated earnings	$94,514,451	$59,738,328	$39,593,279

The difference between the federal income tax cost and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis on publicly traded partnerships.

For the year ended March 31, 2014, Davenport Core Fund reclassified $245 of net realized gains against undistributed net investment income and Davenport Equity Opportunities Fund reclassified $434 of net realized losses against undistributed net investment income on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

34

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all applicable open tax years (tax years ended March 31, 2011 through March 31, 2014) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended March 31, 2014, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $92,332,443 and $69,170,395, respectively, for Davenport Core Fund; $144,436,925 and $75,433,285, respectively, for Davenport Value & Income Fund; and $104,679,403 and $62,954,071, respectively, for Davenport Equity Opportunities Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. Pursuant to servicing agreements with Ultimus, the Funds pay Ultimus fees in accordance with the agreements for its services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, the annual retainer was $8,000.

35

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio would be adversely affected. As of March 31, 2014, Davenport Value & Income Fund had 27.1% of the value of its net assets invested in stocks within the Financials sector and Davenport Equity Opportunities Fund had 25.9% and 33.5% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Financials sector, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

36

THE DAVENPORT FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Davenport Core Fund,
The Davenport Value & Income Fund, and
The Davenport Equity Opportunities Fund a series of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Davenport Core Fund, The Davenport Value & Income Fund, and The Davenport Equity Opportunities Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Williamsburg Investment Trust at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 23, 2014

37

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	J. Finley Lee, Jr., Ph.D	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill, Ph.D.	28 Westhampton Way Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	8908 Norwick Road Richmond, VA	1953	Trustee	Since February 2014
	I. Lee Chapman, IV	One James Center 901 E. Cary Street Richmond, VA	1971	Vice President	Since November 2010
	George L. Smith, III	One James Center 901 E. Cary Street Richmond, VA	1976	Vice President	Since February 2011
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Chief Compliance Officer and Secretary	Since August 2006

*
Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

38

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of the Adviser.

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr., Ph.D. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill, Ph.D. serves as Chancellor of the University of Richmond. Previously, he served as a Director of Tredegar Corporation (plastics manufacturer) until May 2013; President of the Teagle Foundation (charitable foundation) until July 2013; and a Director of Albemarle Corporation (polymer and chemicals manufacturer) until May 2012.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson has been Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) since 2011 and a Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996.

I. Lee Chapman, IV is President and Portfolio Manager of the Adviser.

George L. Smith, III is Senior Vice President and Chief Executive Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

39

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2013 through March 31, 2014).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

40

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Davenport Core Fund	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,104.30	$4.93
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.24	$4.73

*
Expenses are equal to Davenport Core Fund’s annualized expense ratio of 0.94% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Davenport Value & Income Fund	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,115.30	$4.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.24	$4.73

*
Expenses are equal to Davenport Value & Income Fund’s annualized expense ratio of 0.94% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Davenport Equity Opportunities Fund	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,120.10	$5.07
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.14	$4.84

*
Expenses are equal to Davenport Equity Opportunities Fund’s annualized expense ratio of 0.96% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

41

THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Funds is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2014. During the year ended March 31, 2014, Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund paid a long-term capital gain distribution of $10,920,395, $6,621,874 and $6,450,594, respectively. Certain dividends paid by the Funds may be subject to a maximum rate of 23.8%. Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund intend to designate up to a maximum amount of $1,949,919, $7,813,611 and $1,238,779, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended March 31, 2014, 100% of the dividends paid from ordinary income by the Funds qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2014 1099-DIV.

42

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

At an in-person meeting held on February 25, 2014, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of Davenport Core Fund, the Davenport Value & Income Fund and the Davenport Equity Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the fact that all of the Funds’ portfolio trades were executed by the Adviser at no cost to the Funds. In evaluating each Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

43

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each of the Funds, the Adviser’s demonstrated commitment to long-term investing and its team-oriented management approach, the Adviser has provided quality services to the Funds; (ii) the advisory fees payable by each Fund to the Adviser are competitive with fees for other comparably managed funds and the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser and the resources that are dedicated to its investment process; (iii) the total operating expense ratio of each Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser has further benefited the Funds’ shareholders by executing portfolio transactions at no cost to the Funds; and (v) the level of the Adviser’s profitability with respect to its management of the Funds is reasonable.

The Independent Trustees considered the extent to which economies of scale are being realized as the Funds grow and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue the Investment Advisory Agreements without modification to its terms, including the fees charged for services thereunder.

44

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

On February 11, 2014, a Special Meeting of Shareholders of the Williamsburg Investment Trust (the “Trust”) was held for the purpose of voting on the following Proposals:

Proposal		Applicable Funds
1.	To elect seven nominees to serve on the Board of Trustees of the Trust	All Williamsburg Funds
John P. Ackerly, IV John T. Bruce Robert S. Harris J. Finley Lee, Jr. Richard L. Morrill Harris V. Morrissette Elizabeth W. Robertson
2.	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund	Davenport Equity Opportunities Fund
3.
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required:
The Davenport Funds, The Government Street Funds The Jamestown Funds
3a(i). To amend the fundamental investment limitation with respect to borrowing money
3a(ii). To amend the fundamental investment limitation with respect to issuing senior securities
3b. To amend the fundamental investment limitation with respect to purchasing and selling commodities and put and call options
3c. To amend the fundamental investment limitation with respect to concentrating investments in a particular industry or group of industries
3d. To amend the fundamental investment limitation with respect to investing in real estate and oil, gas or other mineral exploration or development programs
3e. To amend the fundamental investment limitation with respect to underwriting securities

45

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

3f. To amend the fundamental investment limitation with respect to loans
3g. To eliminate the fundamental investment limitation with respect to purchasing shares of other investment companies
3h. To eliminate the fundamental investment limitation with respect to amounts invested in one issuer
3i. To eliminate the fundamental investment limitation with respect to acquiring foreign securities
3j. To eliminate outdated fundamental investment limitations not required by law

Shareholders voted to approve (1) the election of the seven nominees to serve on the Board of Trustees of the Trust, (2) the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund and (3) the replacement of the fundamental investment limitations of the Davenport Equity Opportunities Fund, The Government Street Funds and The Jamestown Funds and to eliminate certain investment limitations that are not required.

Proposal 1:	To elect seven nominees to serve on the Board of Trustees of the Trust:

(All Williamsburg Funds)

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
John P. Ackerly, IV	31,144,931.367	15,879.388	140,361.000	0.000	99.501%
John T. Bruce	31,141,819.190	18,991.565	140,361.000	0.000	99.491%
Robert S. Harris	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
J. Finley Lee, Jr.	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
Richard L. Morrill	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
Harris V. Morrissette	31,144,931.367	15,879.388	140,361.000	0.000	99.501%
Elizabeth W. Robertson	31,139,232.367	21,578.388	140,361.000	0.000	99.483%

46

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Proposal 2:	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund.

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
4,977,156.000	74,316.000	44,182.000	43,554.000	96.847%

Proposal 3:
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required.

The number of shares of the Davenport Core Fund and Davenport Value & Income Fund represented at the Special Meeting of Shareholders did not meet the required percentage to achieve a quorum, therefore, no business was conducted by those funds with regards to Proposal 3 and the fundamental investment limitations of the Davenport Core Fund and the Davenport Value & Income Fund remain unchanged.

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(a)(i). Borrowing money
Alabama Tax Free Bond Fund	2,441,913.464	3,330.924	0.000	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,952,490.000	100,420.000	42,743.000	43,555.000	96.367%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,319,897.883	0.000	2,644.038	91,654.000	96.094%
Jamestown Balanced Fund	839,847.592	4,442.490	0.000	27,569.000	96.328%
Jamestown Equity Fund	908,819.964	0.000	13,600.193	212,943.000	80.047%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

47

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(a)(ii). Issuing senior securities
Alabama Tax Free Bond Fund	2,441,913.464	3,330.924	0.000	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,957,860.000	83,052.000	54,742.000	43,554.000	96.471%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	831,335.071	4,442.490	8,512.521	27,569.000	95.352%
Jamestown Equity Fund	917,793.866	0.000	4,626.291	212,943.000	80.837%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(b). Purchasing and selling commodities and put and call options
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,945,295.000	90,509.000	59,849.000	43,555.000	96.227%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	5,049.469	26,315.531	27,569.000	93.240%
Jamestown Equity Fund	913,367.513	0.000	9,052.644	212,943.000	80.447%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(c). Concentrating investments in a particular industry or group of industries
Davenport Equity Opportunities Fund	4,957,058.000	92,145.000	46,450.000	43,555.000	96.456%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	830,529.690	5,247.871	8,512.521	27,569.000	95.260%
Jamestown Equity Fund	917,474.895	318.971	4,626.291	212,943.000	80.809%

48

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(d). Investing in real estate and oil, gas or other mineral exploration or development programs
Alabama Tax Free Bond Fund	2,441,913.464	0.000	3330.924	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,982,789.000	66,150.000	46,715.000	43,554.000	96.956%
Government Street Equity Fund	1,246,107.454	0.000	0.000	183,044.000	87.192%
Government Street Mid-Cap Fund	2,321,508.705	0.000	1,033.216	91,654.000	96.161%
Jamestown Balanced Fund	813,532.061	4,442.490	26,315.531	27,569.000	93.310%
Jamestown Equity Fund	912,919.337	4,874.529	4,626.291	212,943.000	80.408%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(e). Underwriting securities
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,948,784.000	90,657.000	56,213.000	43,554.000	96.295%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	831,335.071	4,442.490	8,512.521	27,569.000	95.352%
Jamestown Equity Fund	917,793.866	0.000	4,626.291	212,943.000	80.837%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

49

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(f). Loans
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,934,738.000	97,984.000	62,932.000	43,554.000	96.021%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	5,049.469	26,315.531	27,569.000	93.240%
Jamestown Equity Fund	912,600.366	318.971	9,500.820	212,943.000	80.380%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(g). Purchasing shares of other investment companies
Jamestown Balanced Fund	813,532.061	22,245.500	8,512.521	27,569.000	93.310%
Jamestown Equity Fund	912,919.337	4,874.529	4,626.291	212,943.000	80.408%

3(h). Amounts invested in one issuer
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	830,529.690	5,247.871	8,512.521	27,569.000	95.260%
Jamestown Equity Fund	917,474.895	318.971	4,626.291	212,943.000	80.809%
Jamestown Tax Exempt Virginia Fund	2,173,268.794	21,191.142	0.000	167,306.000	92.019%

50

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(i). Acquiring foreign securities
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	22,852.479	8,512.521	27,569.000	93.240%
Jamestown Equity Fund	912,600.366	5,193.500	4,626.291	212,943.000	80.380%

3(j). Eliminate outdated fundamental investment limitations not required by law
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,995,037.000	60,723.000	39,894.000	43,554.000	97.195%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,726.680	5,247.871	26,315.531	27,569.000	93.218%
Jamestown Equity Fund	912,596.337	323.000	9,500.820	212,943.000	80.379%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

51

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THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
J. Finley Lee, Jr., Ph.D.
Richard L. Morrill, Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
I. Lee Chapman, IV, Vice President
George L. Smith, III, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

Annual Report March 31, 2014 No-Load Funds

Letter to Shareholders	May 8, 2014

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2014 and to provide some additional information since we last communicated to you with our semiannual letter in November.

Economic and Market Update
Despite a long list of obstacles such as higher interest rates, fears surrounding the end of Federal Reserve easing and continued dysfunction in Washington, the stock market continued to move higher since we last reported to you in November. A sizzling fourth quarter in 2013 produced double-digit returns from the U.S. equity markets and ended with most major indexes at or near all-time high levels. The bruising political battles in D.C. over the sequestration, the debt ceiling and the budget, which finally culminated in a sixteen-day government shutdown in the fall, were particularly worrisome at various times during the past year. All of these concerns were trumped though by expanding valuations for stocks. Investors pushed stock prices higher for a number of reasons including continued monetary easing both here and abroad, increased confidence about worldwide economic growth, the improved competitive position of the U.S., and the ability of companies to grow and reward shareholders even in a slow growth economy.

Choppy seems like the best word to describe the equity markets during the first quarter of 2014. Weakness in January was followed by a rebound in February. March was essentially unchanged until the final day of the quarter when the S&P 500 rallied to again close near all-time high levels. Even with limited change in the equity indexes, there was considerable movement within the various sectors of the market. Biotech stocks, which soared in 2013 and started off this year on a tear, collapsed in March falling 15% in a matter of days. Stocks essentially took a rest after the strong gains last year, and unusually severe winter weather certainly provided both investors and companies the opportunity to lower expectations. Also, additional uncertainties arose. Janet Yellen replaced Ben Bernanke as Chair of the Federal Reserve, and while she will likely follow very similar policies, the change creates some uncertainty. Many questions are still unanswered about the pace of growth in China and the effect a slowdown in that country might have on other emerging markets. On top of these concerns, unrest in the Ukraine led to a regime change and the subsequent swift takeover of the former Ukrainian province of Crimea by Vladimir Putin and the Russian government. Geopolitical confrontations among the G8 nations add an unusual level of uncertainty to this current situation.

The slowly improving U.S. economy has been a positive factor for equity markets, yet growth remains anemic compared to typical economic expansions of the last seventy years. In fact, the 4.1% GDP growth registered in the third quarter of 2013 was the strongest quarterly number in almost two years and was only the second time in the current expansion that GDP exceeded 4% for a quarter. For the coming year, economic growth is projected to remain in the 2% to 3% range, again which is typical for this recovery but modest by historical standards. As last year began, we believed that improving automobile sales, recovering U.S. housing conditions and a surging domestic energy sector could produce a better than expected economy for 2013. Those factors certainly worked this past year and should continue to be a tailwind for the economy for some time to come. Interest rates have continued to stay much lower than we have expected, held down by weak employment gains and the Federal Reserve’s decision to keep short term rates low for an extended period. We continue to believe an improving economy will ultimately drive interest rates higher, but it may well be later this year or 2015 before that occurs.

1

FBP Equity & Dividend Plus Fund Review
FBP Equity & Dividend Plus Fund produced positive results, returning 16.40% for the annual period ended March 31, 2014. The S&P 500 Index (the “Index”) returned 21.86% over the same period. The Fund lagged the Index as investors moved away from the more stable and conservative dividend payers and sought out more aggressive growth and momentum stocks. Information Technology and Materials were among the best performing sectors for the Fund, while Health Care and Consumer Staples were laggards. It was nice to see the Materials sector help the Fund so soon after we increased the weighting early in the fiscal year. Since we last reported to you in November, several companies with attractive total return prospects were added to the Fund. CenturyLink, Inc. is one of the largest telecommunication services companies in the country and carries a dividend yield of nearly 7%. In addition, we added a new position in Target Corporation. The stock offers inexpensive valuations versus its peers. In spite of the data breach that occurred during the Christmas season, we continue to believe Target has an improving long term earnings and dividend growth outlook. We initiated a new position in London-based HSBC Holdings plc, one of the largest banks in the world. We believe the company will benefit from improving global economic growth, specifically in the Asian markets, and we were especially attracted to its dividend yield which, at nearly 5%, is well above its U.S. peers. We also made an initial investment in The Western Union Company, one of the premier money transfer companies in the world. We believe Western Union’s revenue growth profile will be improving in 2014 after a difficult 2013 which should result in attractive total return potential to shareholders over time. The last six months was marked by increased volatility for individual stocks and sectors due in part to weather-related consumer weakness and also to currency headwinds. These factors impacted financial results for many major multinational companies. We took advantage of the increased volatility to add to positions in Emerson Electric, Best Buy, Coca-Cola, ConAgra Foods and FirstEnergy at attractive valuation levels and with well above average dividend yields. We sold the entire positions in Dell, Bank of Hawaii, Norfolk Southern and Computer Sciences. Dell was reacquired by its founder, and Bank of Hawaii, Norfolk Southern and Computer Sciences were called away via options exercised at fairly high valuation levels. Going forward we intend to continue to look for high quality companies which are paying sustainable, above average dividends, and are trading at a discount to normal valuations. This combination of yield and attractive valuation should provide shareholders with solid total return potential over time.

FBP Appreciation & Income Opportunities Fund Review
FBP Appreciation & Income Opportunities Fund also enjoyed positive results this year, returning 16.50% for the annual period ended March 31, 2014. The S&P 500 Index returned 21.86% and the Barclays U.S. Government/Credit Index returned - 0.3% over the same period. The Fund’s asset allocation continued to have a positive effect on performance with a higher weight towards equities. The Fund was 76.0% equity, 5.3% fixed income and 18.7% cash at period end. Financials, Materials and Industrials were among the best performing sectors for the Fund, while Telecommunication Services and Utilities were the laggards. The increased weighting in the Materials sector also helped this Fund. Some of the more significant portfolio changes since we last reported to you in November were the addition of CenturyLink, Inc. and Target Corporation. CenturyLink is one of the largest telecommunication services companies in the country and carries a dividend yield of nearly 7%, which contributes to its attractive total return prospects. Target offers inexpensive valuations versus its peers and in spite of the data breach that occurred during the Christmas season, we continue to believe it has an improving long term earnings and dividend growth outlook. Stocks sold include Dell, which was taken private by company founder Michael Dell and his private equity partners, and Walgreen Co. Walgreen stock advanced to our target price and was sold following surprisingly strong results from the company after its strategic investment in Alliance Boots, a leading U.K. health and beauty retailer. Norfolk Southern and Computer Sciences were also sold as they were called away via options exercised at fairly high valuation levels.

2

As we look forward, we believe equity returns will not prove as robust as those attained last year, but still prove superior to alternatives such as fixed income investments. We continue to seek investments in companies that are trading at discounts to their normal valuations, that we believe have promising business outlooks and will be returning cash to shareholders through either dividends or share repurchases. Overall, companies continue to manage their businesses very well in the slow growth economy we are experiencing and continue to produce solid earnings gains. Valuation on the market has expanded but in our opinion is still reasonable at approximately 15 times 2014 earnings estimates.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
May 8, 2014

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund	16.40%	17.21%	3.49%
FBP Appreciation & Income Opportunities Fund	16.50%	14.91%	4.72%
Standard & Poor’s 500® Index	21.86%	21.16%	7.42%
Consumer Price Index	1.12%	2.04%	2.42%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND PORTFOLIO INFORMATION March 31, 2014 (Unaudited)

General Information			Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$24.78
Total Net Assets (Millions)	$27.8
Current Expense Ratio	1.07%
Portfolio Turnover	24%
Fund Inception Date	7/30/1993

Stock Characteristics	FBP Equity & Dividend Plus Fund	S&P 500® Index
Number of Stocks	48	500
Weighted Avg Market Capitalization (Billions)	$115.1	$119.4
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	12.9	15.4
Price-to-Book Value	2.0	2.6

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.7%
Hewlett-Packard Company	3.5%
Microsoft Corporation	3.2%
Royal Dutch Shell plc - Class A - ADR	3.2%
ConocoPhillips	3.1%
Chevron Corporation	2.7%
PepsiCo, Inc.	2.6%
Merck & Company, Inc.	2.6%
Cisco Systems, Inc.	2.6%
ConAgra Foods, Inc.	2.6%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND PORTFOLIO INFORMATION March 31, 2014 (Unaudited)

General Information		Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$18.97
Total Net Assets (Millions)	$40.0
Current Expense Ratio	1.00%
Portfolio Turnover	10%
Fund Inception Date	7/3/1989

Common Stock Portfolio (76.0% of Net Assets)
Number of Stocks	55
Weighted Avg Market Capitalization (Billion)	$107.3
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	12.6
Price-to-Book Value	1.7

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.1%
Bank of America Corporation	3.0%
Microsoft Corporation	2.7%
MetLife, Inc.	2.6%
Johnson & Johnson	2.5%
Pfizer, Inc.	2.3%
Cisco Systems, Inc.	2.2%
Lincoln National Corporation	2.2%
ConocoPhillips	2.2%
E.I. du Pont de Nemours and Company	2.0%

Five Largest Sectors	% of Net Assets
Financials	18.5%
Energy	11.2%
Information Technology	10.7%
Materials	8.6%
Industrials	6.8%

Fixed-Income Portfolio (5.3% of Net Assets)
Number of Fixed-Income Securities	4
Average Quality	BBB+
Average Weighted Maturity	1.5 yrs.
Average Effective Duration	1.5 yrs.

Sector Breakdown	% of Net Assets
Financials	3.3%
Industrials	1.3%
Municipal Bonds	0.7%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 92.6%	Shares	Value
Consumer Discretionary — 6.6%
Best Buy Company, Inc.	22,000	$581,020
Kohl's Corporation	9,000	511,200
Staples, Inc.	30,000	340,200
Target Corporation	6,500	393,315
		1,825,735
Consumer Staples — 10.8%
Coca-Cola Company (The)	16,000	618,560
ConAgra Foods, Inc.	23,000	713,690
PepsiCo, Inc.	8,800	734,800
Procter & Gamble Company (The)	8,500	685,100
Sysco Corporation	6,700	242,071
		2,994,221
Energy — 11.9%
Chevron Corporation	6,300	749,133
ConocoPhillips	12,200	858,270
Occidental Petroleum Corporation	4,000	381,160
Royal Dutch Shell plc - Class A - ADR	12,000	876,720
Transocean Ltd.	10,900	450,606
		3,315,889
Financials — 13.5%
Bank of New York Mellon Corporation (The) (a)	11,400	402,306
BB&T Corporation	10,000	401,700
HSBC Holdings plc - ADR	10,200	518,466
JPMorgan Chase & Company	17,000	1,032,070
Manulife Financial Corporation	20,000	386,200
People's United Financial, Inc.	33,400	496,658
Prudential Financial, Inc. (a)	6,000	507,900
		3,745,300
Health Care — 5.8%
Johnson & Johnson	2,600	255,398
Merck & Company, Inc. (a)	12,800	726,656
Pfizer, Inc.	20,000	642,400
		1,624,454
Industrials — 11.0%
3M Company (a)	2,800	379,848
Avery Dennison Corporation (a)	9,500	481,365
Emerson Electric Company	10,600	708,080
General Electric Company	27,000	699,030
Koninklijke Philips N.V.	14,000	492,240
R.R. Donnelley & Sons Company (a)	16,000	286,400
		3,046,963
Information Technology — 16.4%
Apple, Inc.	1,300	697,762
Applied Materials, Inc. (a)	30,000	612,600
Cisco Systems, Inc.	32,000	717,120
Hewlett-Packard Company (a)	30,000	970,800

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Information Technology — 16.4% (Continued)
Intel Corporation	16,000	$412,960
Microsoft Corporation (a)	21,500	881,285
Western Union Company (The)	17,000	278,120
		4,570,647
Materials — 9.2%
E.I. du Pont de Nemours and Company (a)	5,000	335,500
Freeport-McMoRan Copper & Gold, Inc.	8,400	277,788
Nucor Corporation (a)	10,000	505,400
Potash Corporation of Saskatchewan, Inc.	8,400	304,248
Rio Tinto plc - ADR (a)	8,600	480,138
Sealed Air Corporation (a)	7,000	230,090
Sonoco Products Company (a)	10,000	410,200
		2,543,364
Telecommunication Services — 3.3%
AT&T, Inc.	18,000	631,260
CenturyLink, Inc.	9,000	295,560
		926,820
Utilities — 4.1%
FirstEnergy Corporation	19,000	646,570
PPL Corporation	15,300	507,042
		1,153,612

Total Common Stocks (Cost $19,437,858)		$25,747,005

MONEY MARKET FUNDS — 8.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $2,223,267)	2,223,267	$2,223,267

Total Investments at Value — 100.6% (Cost $21,661,125)		$27,970,272

Liabilities in Excess of Other Assets — (0.6%)		(176,411)

Net Assets — 100.0%		$27,793,861

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS March 31, 2014
WRITTEN COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
3M Company,
04/19/2014 at $125	28	$29,680	$9,716
Applied Materials, Inc.,
07/19/2014 at $20	150	21,000	12,102
Avery Dennison Corporation,
04/19/2014 at $50	45	6,300	8,640
10/18/2014 at $55	5	1,550	985
Bank of New York Mellon Corporation (The),
06/21/2014 at $35	114	15,276	16,302
E.I. du Pont de Nemours and Company,
07/19/2014 at $65	25	9,000	5,050
Hewlett-Packard Company,
05/17/2014 at $30	105	29,400	15,959
Merck & Company, Inc.,
07/19/2014 at $57.5	40	7,600	5,480
Microsoft Corporation,
04/19/2014 at $35	90	57,600	18,857
Nucor Corporation,
04/19/2014 at $55	48	336	6,000
Prudential Financial, Inc.,
09/20/2014 at $92.5	30	6,750	9,810
R.R. Donnelley & Sons Company,
06/21/2014 at $20	160	4,800	17,119
Rio Tinto plc - ADR,
07/19/2014 at $60	43	6,450	9,931
Sealed Air Corporation,
07/19/2014 at $35	70	5,950	11,073
Sonoco Products Company,
04/19/2014 at $40	100	10,500	15,700
		$212,192	$162,724

See accompanying notes to financial statements.

10

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 76.0%	Shares	Value
Consumer Discretionary — 4.3%
Best Buy Company, Inc.	20,000	$528,200
Kohl's Corporation	9,500	539,600
Staples, Inc.	31,000	351,540
Target Corporation	5,000	302,550
		1,721,890
Consumer Staples — 4.9%
Archer-Daniels-Midland Company	8,000	347,120
Avon Products, Inc.	24,000	351,360
CVS Caremark Corporation (a)	7,500	561,450
PepsiCo, Inc.	4,200	350,700
Wal-Mart Stores, Inc.	4,500	343,935
		1,954,565
Energy — 11.2%
Baker Hughes, Inc. (a)	9,000	585,180
Chevron Corporation	5,000	594,550
ConocoPhillips	12,500	879,375
Devon Energy Corporation	12,000	803,160
Occidental Petroleum Corporation	4,200	400,218
Royal Dutch Shell plc - Class A - ADR	11,000	803,660
Transocean Ltd.	10,000	413,400
		4,479,543
Financials — 18.5%
Bank of America Corporation	69,000	1,186,800
Bank of New York Mellon Corporation (The) (a)	20,000	705,800
Capital One Financial Corporation	4,000	308,640
Comerica, Inc. (a)	13,000	673,400
JPMorgan Chase & Company	20,300	1,232,413
Lincoln National Corporation	17,500	886,725
Manulife Financial Corporation	24,000	463,440
MetLife, Inc.	20,000	1,056,000
People's United Financial, Inc.	18,000	267,660
Travelers Companies, Inc. (The)	7,000	595,700
		7,376,578
Health Care — 6.7%
Johnson & Johnson	10,000	982,300
Merck & Company, Inc.	14,000	794,780
Pfizer, Inc.	28,000	899,360
		2,676,440
Industrials — 6.8%
Allegion plc	1,582	82,533
Avery Dennison Corporation (a)	14,500	734,715
FedEx Corporation (a)	1,200	159,072
General Electric Company	17,000	440,130
Ingersoll-Rand plc	4,700	269,028
Koninklijke Philips N.V.	15,001	527,435
Lockheed Martin Corporation (a)	1,400	228,536

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 76.0% (Continued)	Shares	Value
Industrials — 6.8% (Continued)
R.R. Donnelley & Sons Company	16,000	$286,400
		2,727,849
Information Technology — 10.7%
Apple, Inc.	1,200	644,088
Cisco Systems, Inc.	40,000	896,400
Hewlett-Packard Company	24,000	776,640
Intel Corporation	10,000	258,100
International Business Machines Corporation	1,300	250,237
Microsoft Corporation (a)	26,000	1,065,740
Western Union Company (The)	23,000	376,280
		4,267,485
Materials — 8.6%
E.I. du Pont de Nemours and Company (a)	12,000	805,200
Freeport-McMoRan Copper & Gold, Inc.	9,000	297,630
Mosaic Company (The)	6,000	300,000
Nucor Corporation	8,000	404,320
Rio Tinto plc - ADR	9,000	502,470
Sealed Air Corporation (a)	20,000	657,400
Sonoco Products Company	12,000	492,240
		3,459,260
Telecommunication Services — 2.0%
AT&T, Inc.	15,000	526,050
CenturyLink, Inc.	8,000	262,720
		788,770
Utilities — 2.3%
FirstEnergy Corporation	13,000	442,390
PPL Corporation	14,000	463,960
		906,350

Total Common Stocks (Cost $19,541,345)		$30,358,730

CORPORATE BONDS — 4.6%	Par Value	Value
Financials — 3.3%
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	$750,000	$785,797
Prudential Financial, Inc., 3.00%, due 05/12/2016	500,000	521,021
		1,306,818
Industrials — 1.3%
Equifax, Inc., 4.45%, due 12/01/2014	500,000	512,328

Total Corporate Bonds (Cost $1,760,412)		$1,819,146

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
MUNICIPAL BONDS — 0.7%	Par Value	Value
Wise Co., Virginia, Industrial Dev. Authority, Revenue, 1.70%, due 02/01/2017 (Cost $298,926)	$300,000	$299,586

MONEY MARKET FUNDS — 19.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b)	3,806,604	$3,806,604
First American Government Obligations Fund - Class Z, 0.01% (b)	3,813,615	3,813,615
Total Money Market Funds (Cost $7,620,219)		$7,620,219

Total Investments at Value — 100.4% (Cost $29,220,902)		$40,097,681

Liabilities in Excess of Other Assets — (0.4%)		(146,997)

Net Assets — 100.0%		$39,950,684

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS March 31, 2014
WRITTEN COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Avery Dennison Corporation,
04/19/2014 at $50	30	$4,200	$5,760
10/18/2014 at $55	5	1,550	985
Baker Hughes, Inc.,
10/18/2014 at $65	40	18,400	16,549
Bank of New York Mellon Corporation (The),
06/21/2014 at $35	65	8,710	9,880
Comerica, Inc.,
04/19/2014 at $47	60	29,820	10,020
CVS Caremark Corporation,
05/17/2014 at $70	37	19,610	9,879
E.I. du Pont de Nemours and Company,
07/19/2014 at $65	40	14,400	8,080
FedEx Corporation,
04/19/2014 at $140	12	240	5,544
Lockheed Martin Corporation,
09/20/2014 at $175	14	4,312	6,118
Microsoft Corporation,
04/19/2014 at $35	90	57,600	18,857
Sealed Air Corporation,
07/19/2014 at $35	100	8,500	15,700
		$167,342	$107,372

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2014
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$21,661,125	$29,220,902
At value (Note 2)	$27,970,272	$40,097,681
Cash	—	1,302
Dividends and interest receivable	59,562	76,360
Receivable for capital shares sold	1,780	—
Other assets	4,398	3,549
TOTAL ASSETS	28,036,012	40,178,892

LIABILITIES
Covered call options, at value (Notes 2 and 5) (premiums received $162,724 and $107,372, respectively)	212,192	167,342
Distributions payable	3,446	16,125
Payable for capital shares redeemed	1,199	10,344
Accrued investment advisory fees (Note 4)	13,699	22,352
Payable to administrator (Note 4)	5,700	5,700
Other accrued expenses	5,915	6,345
TOTAL LIABILITIES	242,151	228,208

NET ASSETS	$27,793,861	$39,950,684

Net assets consist of:
Paid-in capital	$21,705,945	$28,285,428
Undistributed (distributions in excess of) net investment income	4,626	(7,533)
Accumulated net realized gains (losses) from security transactions	(176,389)	855,980
Net unrealized appreciation (depreciation) on:
Investments	6,309,147	10,876,779
Option contracts	(49,468)	(59,970)
Net assets	$27,793,861	$39,950,684

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,121,654	2,106,254

Net asset value, offering price and redemption price per share (Note 2)	$24.78	$18.97

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2014
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$751,734	$813,536
Foreign withholding taxes on dividends	(10,757)	(10,069)
Interest	—	112,302
TOTAL INVESTMENT INCOME	740,977	915,769

EXPENSES
Investment advisory fees (Note 4)	179,709	271,315
Administration fees (Note 4)	57,000	57,645
Professional fees	13,994	14,279
Registration and filing fees	12,978	9,192
Trustees’ fees and expenses (Note 4)	9,787	9,787
Compliance service fees and expenses (Note 4)	8,832	8,832
Custodian and bank service fees	7,991	9,086
Printing of shareholder reports	6,174	4,095
Postage and supplies	5,515	4,089
Insurance expense	1,777	2,722
Other expenses	6,199	8,125
TOTAL EXPENSES	309,956	399,167
Fees voluntarily waived by the Adviser (Note 4)	(35,257)	(11,573)
NET EXPENSES	274,699	387,594

NET INVESTMENT INCOME	466,278	528,175

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Security transactions	1,384,299	1,586,562
Option contracts (Note 5)	(84,400)	(137,226)
Net realized gains from in-kind redemptions (Note 2)	235,484	210,674
Net change in unrealized appreciation/depreciation on:
Investments	1,583,397	3,640,782
Option contracts (Note 5)	246,913	76,649

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,365,693	5,377,441

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,831,971	$5,905,616

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$466,278	$523,466	$528,175	$638,339
Net realized gains (losses) from:
Security transactions	1,384,299	519,446	1,586,562	1,954,011
Option contracts (Note 5)	(84,400)	43,281	(137,226)	82,796
Net realized gains from in-kind redemptions (Note 2)	235,484	—	210,674	149,541
Net change in unrealized appreciation/depreciation on:
Investments	1,583,397	2,435,149	3,640,782	1,160,720
Option contracts (Note 5)	246,913	(272,339)	76,649	(84,990)
Net increase in net assets from operations	3,831,971	3,249,003	5,905,616	3,900,417

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(462,094)	(520,286)	(556,942)	(665,559)
From net realized gains from security transactions	—	—	(1,448,777)	(626,479)
Decrease in net assets from distributions to shareholders	(462,094)	(520,286)	(2,005,719)	(1,292,038)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,288,580	1,432,990	739,705	1,092,453
Net asset value of shares issued in reinvestment of distributions to shareholders	449,317	504,248	1,842,320	1,171,415
Payments for shares redeemed	(1,883,877)	(5,289,545)	(3,356,340)	(7,567,218)
Net increase (decrease) in net assets from capital share transactions	1,854,020	(3,352,307)	(774,315)	(5,303,350)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,223,897	(623,590)	3,125,582	(2,694,971)

NET ASSETS
Beginning of year	22,569,964	23,193,554	36,825,102	39,520,073
End of year	$27,793,861	$22,569,964	$39,950,684	$36,825,102

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$4,626	$442	$(7,533)	$(50,309)

CAPITAL SHARE ACTIVITY
Shares sold	140,207	74,836	40,597	68,122
Shares reinvested	18,951	26,081	103,512	75,820
Shares redeemed	(78,999)	(273,612)	(183,790)	(491,200)
Net increase (decrease) in shares outstanding	80,159	(172,695)	(39,681)	(347,258)
Shares outstanding at beginning of year	1,041,495	1,214,190	2,145,935	2,493,193
Shares outstanding at end of year	1,121,654	1,041,495	2,106,254	2,145,935

See accompanying notes to financial statements.

17

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$21.67	$19.10	$20.70	$19.42	$12.02

Income (loss) from investment operations:
Net investment income	0.42	0.47	0.23	0.15	0.12
Net realized and unrealized gains (losses) on investments	3.11	2.56	(1.59)	1.27	7.41
Total from investment operations	3.53	3.03	(1.36)	1.42	7.53

Less distributions:
Dividends from net investment income	(0.42)	(0.46)	(0.24)	(0.14)	(0.13)

Net asset value at end of year	$24.78	$21.67	$19.10	$20.70	$19.42

Total return (a)	16.40%	16.19%	(6.49%)	7.40%	62.84%

Net assets at end of year (000’s)	$27,794	$22,570	$23,194	$27,407	$28,617

Ratio of total expenses to average net assets	1.21%	1.29%	1.29%	1.19%	1.19%

Ratio of net expenses to average net assets (b)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (b)	1.82%	2.40%	1.24%	0.78%	0.74%

Portfolio turnover rate	24%	32%	46%	25%	21%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

18

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$17.16	$15.85	$16.35	$15.49	$10.97

Income (loss) from investment operations:
Net investment income	0.25	0.29	0.26	0.24	0.27
Net realized and unrealized gains (losses) on investments	2.50	1.61	(0.46)	0.88	4.53
Total from investment operations	2.75	1.90	(0.20)	1.12	4.80

Less distributions:
Dividends from net investment income	(0.26)	(0.30)	(0.30)	(0.26)	(0.28)
Distributions from net realized gains	(0.68)	(0.29)	—	—	—
Total distributions	(0.94)	(0.59)	(0.30)	(0.26)	(0.28)

Net asset value at end of year	$18.97	$17.16	$15.85	$16.35	$15.49

Total return (a)	16.50%	12.51%	(1.13%)	7.35%	44.01%

Net assets at end of year (000’s)	$39,951	$36,825	$39,520	$46,406	$45,507

Ratio of total expenses to average net assets	1.03%	1.06%	1.06%	1.03%	1.03%

Ratio of net expenses to average net assets (b)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (b)	1.36%	1.83%	1.71%	1.59%	1.90%

Portfolio turnover rate	10%	15%	17%	24%	24%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2014

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities and will be classified as Level 2 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

20

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including corporate bonds and municipal bonds, held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of March 31, 2014 by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$25,747,005	$—	$—	$25,747,005
Money Market Funds	2,223,267	—	—	2,223,267
Total	$27,970,272	$—	$—	$27,970,272

Other Financial Instruments:
Written Covered Call Options	$(212,192)	$—	$—	$(212,192)
Total	$(212,192)	$—	$—	$(212,192)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$30,358,730	$—	$—	$30,358,730
Corporate Bonds	—	1,819,146	—	1,819,146
Municipal Bonds	—	299,586	—	299,586
Money Market Funds	7,620,219	—	—	7,620,219
Total	$37,978,949	$2,118,732	$—	$40,097,681

Other Financial Instruments:
Written Covered Call Options	$(167,342)	$—	$—	$(167,342)
Total	$(167,342)	$—	$—	$(167,342)

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of March 31, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities held by the Funds as of March 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	3/31/2014	$462,094	$—	$462,094
	3/31/2013	$520,286	$—	$520,286
FBP Appreciation & Income Opportunities Fund	3/31/2014	$559,059	$1,446,660	$2,005,719
	3/31/2013	$665,559	$626,479	$1,292,038

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds may also purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss on the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium. Premiums paid for buying options that expire are treated as realized losses. Premiums paid from buying options which are exercised decrease the proceeds used to calculate the realized gain or loss on the exercise of the options.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2014:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$21,661,125	$29,231,745
Gross unrealized appreciation	$6,650,931	$11,361,475
Gross unrealized depreciation	(341,784)	(495,539)
Net unrealized appreciation on investments	6,309,147	10,865,936
Net unrealized depreciation on option contracts	(49,468)	(59,970)
Undistributed ordinary income	8,072	19,435
Undistributed long-term gains	—	855,980
Capital loss carryforwards	(176,389)	—
Other temporary differences	(3,446)	(16,125)
Accumulated earnings	$6,087,916	$11,665,256

As of March 31, 2014, the tax cost of written options for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund is $162,724 and $107,372, respectively.

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2014, FBP Equity & Dividend Plus Fund utilized $1,299,899 of short-term capital loss carryforwards to offset current year gains.

As of March 31, 2014, FBP Equity & Dividend Plus Fund had short-term capital loss carryforwards for federal income tax purposes of $176,389 which expire on March 31, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses realized after March 31, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the FBP Equity & Dividend Plus Fund’s capital loss carryovers may expire without being utilized.

For the year ended March 31, 2014, FBP Appreciation & Income Opportunities Fund reclassified accumulated net realized gains from security transactions of $71,543 against distributions in excess of net investment income on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended March 31, 2014, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund realized $235,484 and $210,674, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2011 through March 31, 2014) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended March 31, 2014, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $5,927,623 and $5,547,011, respectively, for FBP Equity & Dividend Plus Fund and $3,192,113 and $8,091,218, respectively, for FBP Appreciation & Income Opportunities Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
The Funds’ investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2014, the Adviser voluntarily waived $35,257 and $11,573 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. Pursuant to servicing agreements with Ultimus, the Funds pay Ultimus fees in accordance with the agreements for its services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chariman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, the annual retainer was $8,000.

25

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

Transactions in option contracts written by the Funds during the year ended March 31, 2014 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	975	$170,005	483	$103,398
Options written	1,677	286,763	1,227	239,285
Options cancelled in a closing purchase transaction	(135)	(28,713)	(50)	(14,666)
Options expired	(468)	(89,978)	(416)	(70,632)
Options exercised	(996)	(175,353)	(751)	(150,013)
Options outstanding at end of year	1,053	$162,724	493	$107,372

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2014
Covered call options written	Covered call options, at value	—	$(212,192)	$(4,108,625)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2014
Covered call options written	Covered call options, at value	—	$(167,342)	$(2,608,210)

The average monthly notional amount of option contracts written during the year ended March 31, 2014 was $3,950,450 and $3,676,534 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

The Funds held no put option contracts on stock indices as of March 31, 2014. The average notional amount of put option contracts purchased during the year ended March 31, 2014 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund was $2,277,194 and $2,895,874, respectively.

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in derivative instruments during the year ended March 31, 2014 by the Funds are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains (losses) from option contracts	$54,716	Net change in unrealized appreciation/depreciation on option contracts	$246,913
Purchased index put options	Net realized gains (losses) from option contracts	$(139,116)	Net change in unrealized appreciation/depreciation on option contracts	$—

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains (losses) from option contracts	$45,423	Net change in unrealized appreciation/depreciation on option contracts	$76,649
Purchased index put options	Net realized gains (losses) from option contracts	$(182,649)	Net change in unrealized appreciation/depreciation on option contracts	$—

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

27

THE FLIPPIN, BRUCE & PORTER FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the FBP Equity & Dividend Plus Fund and the FBP Appreciation &
Income Opportunities Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, (the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Williamsburg Investment Trust at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 23, 2014

28

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President	Since September 1988
	J. Finley Lee, Jr., Ph.D.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill, Ph.D.	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	8908 Norwick Road Richmond, VA	1953	Trustee	Since February 2014
	John M. Flippin	800 Main Street Lynchburg, VA	1942	Vice President	Since September 1988
	John H. Hanna IV	800 Main Street Lynchburg, VA	1955	Vice President	Since February 2007
	David J. Marshall	800 Main Street Lynchburg, VA	1956	Vice President	Since February 2007
	R. Gregory Porter III	800 Main Street Lynchburg, VA	1941	Vice President	Since September 1988
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

29

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC (an investment advisory firm).

John T. Bruce is President, Director and member of the Executive Committee of the Adviser.

J. Finley Lee, Jr., Ph.D. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill, Ph.D. serves as Chancellor of the University of Richmond. Previously, he served as a Director of Tredegar Corporation (plastics manufacturer) until May 2013; President of the Teagle Foundation (charitable foundation) until July 2013; and a Director of Albemarle Corporation (polymer and chemicals manufacturer) until May 2012.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation) and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson has been Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) since 2011 and a Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996.

John M. Flippin is Director of the Adviser.

John H. Hanna IV is Vice President, Director and member of the Executive Committee of the Adviser.

David J. Marshall is Secretary, Director and member of the Executive Committee of the Adviser.

R. Gregory Porter III is Director of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

30

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2013 through March 31, 2014).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

31

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

FBP Equity & Dividend Plus Fund

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,086.30	$5.57
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.39

*
Expenses are equal to the FBP Equity & Dividend Plus Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FBP Appreciation & Income Opportunities Fund

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,087.10	$5.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.95	$5.04

*
Expenses are equal to the FBP Appreciation & Income Opportunities Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

32

THE FLIPPIN, BRUCE & PORTER FUNDS
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2014. During the year ended March 31, 2014, FBP Appreciation & Income Opportunities Fund paid a long-term capital gain distribution of $1,446,660. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund intend to designate up to a maximum amount of $462,094 and $559,059, respectively, as taxed at a maximum rate of 23.8%. Additionally, for the fiscal year ended March 31, 2014, 100% and 100% of the dividends paid from ordinary income by FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

33

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 25, 2014, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Equity & Dividend Plus Fund and the FBP Appreciation and Income Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) the Adviser has generally been effective in achieving good performance and has provided satisfactory services to the Funds; (ii) the advisory fee rates for each Fund are competitive with similarly managed funds; (iii) the total operating expense ratio of each Fund, after fee waivers, is competitive with (and in the case of the FBP Equity & Dividend Plus Fund, lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser’s decision to cap overall operating expenses of

34

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

the Funds by voluntarily waiving a portion of its advisory fees has enabled each Fund to increase returns for shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Funds; (v) the Adviser’s profitabllity with respect to the FBP Appreciation & Income Opportunities Fund is reasonable and the Adviser did not realize any profits with respect to its management of the FBP Equity & Dividend Plus Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

35

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

On February 11, 2014, a Special Meeting of Shareholders of the Williamsburg Investment Trust (the “Trust”) was held for the purpose of voting on the following Proposals:

Proposal		Applicable Funds
1.	To elect seven nominees to serve on the Board of Trustees of the Trust	All Williamsburg Funds
John P. Ackerly, IV John T. Bruce Robert S. Harris J. Finley Lee, Jr. Richard L. Morrill Harris V. Morrissette Elizabeth W. Robertson
2.	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund	Davenport Equity Opportunities Fund
3.
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required:
The Davenport Funds, The Government Street Funds The Jamestown Funds
3a(i). To amend the fundamental investment limitation with respect to borrowing money
3a(ii). To amend the fundamental investment limitation with respect to issuing senior securities
3b. To amend the fundamental investment limitation with respect to purchasing and selling commodities and put and call options
3c. To amend the fundamental investment limitation with respect to concentrating investments in a particular industry or group of industries
3d. To amend the fundamental investment limitation with respect to investing in real estate and oil, gas or other mineral exploration or development programs
3e. To amend the fundamental investment limitation with respect to underwriting securities
3f. To amend the fundamental investment limitation with respect to loans
3g. To eliminate the fundamental investment limitation with respect to purchasing shares of other investment companies

36

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

3h. To eliminate the fundamental investment limitation with respect to amounts invested in one issuer
3i. To eliminate the fundamental investment limitation with respect to acquiring foreign securities
3j. To eliminate outdated fundamental investment limitations not required by law

Shareholders voted to approve (1) the election of the seven nominees to serve on the Board of Trustees of the Trust, (2) the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund and (3) the replacement of the fundamental investment limitations of the Davenport Equity Opportunities Fund, The Government Street Funds and The Jamestown Funds and to eliminate certain investment limitations that are not required.

Proposal 1:	To elect seven nominees to serve on the Board of Trustees of the Trust:

(All Williamsburg Funds)

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
John P. Ackerly, IV	31,144,931.367	15,879.388	140,361.000	0.000	99.501%
John T. Bruce	31,141,819.190	18,991.565	140,361.000	0.000	99.491%
Robert S. Harris	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
J. Finley Lee, Jr.	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
Richard L. Morrill	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
Harris V. Morrissette	31,144,931.367	15,879.388	140,361.000	0.000	99.501%
Elizabeth W. Robertson	31,139,232.367	21,578.388	140,361.000	0.000	99.483%

37

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Proposal 2:	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund.

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
4,977,156.000	74,316.000	44,182.000	43,554.000	96.847%

Proposal 3:
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required.

The number of shares of the Davenport Core Fund and Davenport Value & Income Fund represented at the Special Meeting of Shareholders did not meet the required percentage to achieve a quorum, therefore, no business was conducted by those funds with regards to Proposal 3 and the fundamental investment limitations of the Davenport Core Fund and the Davenport Value & Income Fund remain unchanged.

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(a)(i). Borrowing money
Alabama Tax Free Bond Fund	2,441,913.464	3,330.924	0.000	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,952,490.000	100,420.000	42,743.000	43,555.000	96.367%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,319,897.883	0.000	2,644.038	91,654.000	96.094%
Jamestown Balanced Fund	839,847.592	4,442.490	0.000	27,569.000	96.328%
Jamestown Equity Fund	908,819.964	0.000	13,600.193	212,943.000	80.047%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

38

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(a)(ii). Issuing senior securities
Alabama Tax Free Bond Fund	2,441,913.464	3,330.924	0.000	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,957,860.000	83,052.000	54,742.000	43,554.000	96.471%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	831,335.071	4,442.490	8,512.521	27,569.000	95.352%
Jamestown Equity Fund	917,793.866	0.000	4,626.291	212,943.000	80.837%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(b). Purchasing and selling commodities and put and call options
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,945,295.000	90,509.000	59,849.000	43,555.000	96.227%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	5,049.469	26,315.531	27,569.000	93.240%
Jamestown Equity Fund	913,367.513	0.000	9,052.644	212,943.000	80.447%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(c). Concentrating investments in a particular industry or group of industries
Davenport Equity Opportunities Fund	4,957,058.000	92,145.000	46,450.000	43,555.000	96.456%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	830,529.690	5,247.871	8,512.521	27,569.000	95.260%
Jamestown Equity Fund	917,474.895	318.971	4,626.291	212,943.000	80.809%

39

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(d). Investing in real estate and oil, gas or other mineral exploration or development programs
Alabama Tax Free Bond Fund	2,441,913.464	0.000	3330.924	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,982,789.000	66,150.000	46,715.000	43,554.000	96.956%
Government Street Equity Fund	1,246,107.454	0.000	0.000	183,044.000	87.192%
Government Street Mid-Cap Fund	2,321,508.705	0.000	1,033.216	91,654.000	96.161%
Jamestown Balanced Fund	813,532.061	4,442.490	26,315.531	27,569.000	93.310%
Jamestown Equity Fund	912,919.337	4,874.529	4,626.291	212,943.000	80.408%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(e). Underwriting securities
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,948,784.000	90,657.000	56,213.000	43,554.000	96.295%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	831,335.071	4,442.490	8,512.521	27,569.000	95.352%
Jamestown Equity Fund	917,793.866	0.000	4,626.291	212,943.000	80.837%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

40

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(f). Loans
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,934,738.000	97,984.000	62,932.000	43,554.000	96.021%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	5,049.469	26,315.531	27,569.000	93.240%
Jamestown Equity Fund	912,600.366	318.971	9,500.820	212,943.000	80.380%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(g). Purchasing shares of other investment companies
Jamestown Balanced Fund	813,532.061	22,245.500	8,512.521	27,569.000	93.310%
Jamestown Equity Fund	912,919.337	4,874.529	4,626.291	212,943.000	80.408%

3(h). Amounts invested in one issuer
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	830,529.690	5,247.871	8,512.521	27,569.000	95.260%
Jamestown Equity Fund	917,474.895	318.971	4,626.291	212,943.000	80.809%
Jamestown Tax Exempt Virginia Fund	2,173,268.794	21,191.142	0.000	167,306.000	92.019%

41

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(i). Acquiring foreign securities
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	22,852.479	8,512.521	27,569.000	93.240%
Jamestown Equity Fund	912,600.366	5,193.500	4,626.291	212,943.000	80.380%

3(j). Eliminate outdated fundamental investment limitations not required by law
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,995,037.000	60,723.000	39,894.000	43,554.000	97.195%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,726.680	5,247.871	26,315.531	27,569.000	93.218%
Jamestown Equity Fund	912,596.337	323.000	9,500.820	212,943.000	80.379%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

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Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
    and Portfolio Manager
John M. Flippin, Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III,
    Vice President

Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
J. Finley Lee, Jr., Ph.D.
Richard L. Morrill, Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Annual Report March 31, 2014

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	May 9, 2014

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2014.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 18.34% total return for the fiscal year ended March 31, 2014. By comparison, the S&P 500 Index and the Morningstar Large Blend category were up 21.86% and 23.63%, respectively. While we are disappointed with the relative performance to some extent, it was not entirely unexpected. Throughout the past year, we had continued to take a slightly defensive position in stock selection and cash deployments in anticipation of slowing markets. Slow markets were apparently the farthest thing from investors’ minds, as the S&P 500 surged in the last two quarters of calendar 2013 with a 16.31% total return.

The quarter ended March 31, 2014 did begin to show some evidence of slowing. The S&P 500 was up 1.81% for the 3 month period. The many economic and weather related events seem to be taking a toll on GDP growth which is ultimately correlated to the stock market’s health. GDP now seems to be firmly in the slow growth 2% range. The negative effects of severe winter weather seem, almost certain, to dictate uneven growth of equities. Along with the inception of the Affordable Care Act, a new Federal Reserve Chair (Janet Yellen), global unrest in Crimea, China growth slowing and a myriad of uncertainties, it certainly seems a time for the market to catch its breath. So, while disappointed in relative performance we are pleased with absolute results and feel well positioned for the year ahead.

The top 10 holdings in The Government Street Equity Fund as of March 31, 2014 were:

Security Description	% of Net Assets
Apple, Inc.	3.7%
Vanguard Mid-Cap ETF	3.2%
MasterCard, Inc. – Class A	2.8%
JPMorgan Alerian MLP Index ETN	2.5%
iShares Core S&P Mid-Cap ETF	2.3%
Visa, Inc. – Class A	2.3%
Walt Disney Company (The)	2.2%
iShares Russell 2000 ETF	2.0%
United Technologies Corporation	1.9%
ConocoPhillips	1.8%

Exchange-traded funds and exchange-traded notes have continued to play a prominent role in the Fund’s investment holdings, as evidenced by 4 of the top 10 holdings. Each ETF/ETN represents a composite holding of an extensive number of securities that have some common characteristic.

As an example, the Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid capitalization corporate equities. The inclusion of this one security in the portfolio provides the Fund with broad diversification that would be impossible to achieve individually in a fund with the total value of The Government Street Equity Fund. The ability to achieve diversification utilizing ETFs has allowed us an opportunity for risk control that would be otherwise unattainable. Exchange-traded funds and notes, as a whole, represented 13.9% of the Fund’s net assets as of March 31, 2014.

There were significant individual performances during the fiscal year. The 5 highest returns, held for the entire fiscal year, as measured by the internal rate of return for the entire period were:

Cardinal Health, Inc.	70.68%
Regeneron Pharmaceuticals, Inc.	70.22%
Alexion Pharmaceuticals, Inc.	64.72%
Shire plc - ADR	63.48%
Lockheed Martin Corporation	62.03%

The 5 worst individual performances, held for the entire fiscal year, as measured by internal rate of return for the entire period were:

Valero Energy Corporation	-24.65%
Southern Company (The)	-20.20%
Darden Restaurants, Inc.	-19.34%
Old Republic International Corporation	-4.62%
Coca-Cola Company (The)	-3.81%

The Fund’s best performing economic sector for the fiscal year was Health Care, up 36.82%. The second best sector was Industrials, up 28.23%. The worst performing sector was Telecommunication Services, up 2.74%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2013 through March 31, 2014.

While the following commentary is redundant over the past 3 years we still believe it relevant. Instead of trying to summarize prospects for the year ahead with new insights, the statement from three years previous still portrays our view. On March 31, 2011 we wrote:

“We believe that continued upward movement of markets and economies worldwide are highly dependent on Governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario; risk management takes precedent over return pursuits in the near term. Your fund remains essentially fully invested to capture returns, but highly diversified to mitigate the risks associated with that position.”

Although we have to acknowledge we still believe in the truth of this 2011 statement, we believe that the Federal Reserve actions have created an exogenous influence that has temporarily offset the ultimately destructive nature of excessive deficit financing. We believe that the future transition to a sound economic scenario will determine the continuation of current positive performances.

While significant risks exist, we continue to believe that investors have prospects for one of the greatest investment environments for generations. There are over 7 billion people in the world today. (USA population is approximately 320 million.) Many of these potential consumers are moving into middle class ranks. In our opinion, the demand for goods and services for the future is tremendous. Remember that, in our own economy, approximately 60% of GDP is tied to consumers. With the business advantages that the USA enjoys in manufacturing know how, technology, intellectual content, productivity and numerous other characteristics, if Government will provide a competitive framework for operating, the benefits could be the best ever.

There are many additional moving parts in our economy and exogenous factors such as the geopolitical instabilities that will always have uneven effects. However, it is our thought that keeping our fiscal house in order is basic to all considerations. The irresponsible spending activities of our Government continue to unnerve us. The American economy is clearly trying to start a significant recovery. It remains to be seen if it can overcome the negative influence of Government and have a successful impact on market values.

As of March 31, 2014, the Fund’s net assets were $94.3 million, up from $81.7 million at the beginning of the fiscal year; net asset value per share was $62.78; and the ratio of expenses to net average assets was 0.84%. Portfolio turnover rate was 36%. Income dividends of $0.61 per share and capital gains of $0.01 per share were distributed to shareholders during the year.

The Government Street Mid Cap Fund

The Government Street Mid-Cap Fund completed its tenth year during the fiscal year ended March 31, 2014. The Fund produced a one year return of 19.43% while the Fund’s benchmark, the S&P MidCap 400 Index (the “S&P 400”), produced a one year return of 21.24%. The S&P 400 is an index maintained by the Standard & Poor’s Index Committee that selects companies with market capitalizations between $1.2 billion and $5.1 billion. The goal of the S&P 400 is to identify companies that represent the risk and reward characteristics of mid-sized companies. For the year ended March 31, 2014, mid-cap stocks underperformed both large-cap stocks as well as small-cap stocks. The top performing sectors in the S&P 400 were Health Care and Consumer Discretionary. The weakest sector in the S&P 400 was Energy which was still up over 15% over the past year. The Government Street Mid-Cap Fund underperformed the S&P 400 over the past year due to relative underperformance in Consumer Staples stocks and Industrials stocks. The Fund includes exchange-traded funds (ETFs) that provide exposure to asset classes not included in the S&P 400 in an attempt to enhance performance through diversification. Some of the biggest individual contributors to the Fund’s performance over the past year were ONEOK, Inc. (+45%), Illumina, Inc. (+175%), Pioneer Natural Resources (+50%) and Alliance Data Systems (+68%).

The longer term performance of the Fund has been competitive when compared to the S&P 400 as well as large-cap stocks as measured by the S&P 500 Index and small-cap stocks as measured by the Russell 2000 Index. The annualized returns for the past 3 years and 5 years ended March 31, 2014 are shown in the following table:

HOLDING	3 YEARS TOTAL RETURN	5 YEARS TOTAL RETURN
Government Street Mid-Cap Fund	11.57%	21.30%
S&P MidCap 400 Index	13.37%	24.86%
S&P 500 Index	14.66%	21.16%
Russell 2000 Index	13.18%	24.31%

Mid-cap stocks as measured by the S&P 400 have significantly underperformed small-cap stocks (Russell 2000) over the past year, while slightly underperforming large-cap stocks (S&P 500). Over the five, ten and fifteen year time periods, mid-cap stocks have outperformed both large and small capitalization stocks. For the past fifteen years, the S&P 400 has an annualized return of 10.68% compared to 4.46% for the S&P 500 and 8.91% for the Russell 2000. We believe that mid-cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large-cap stocks. Mid-cap stocks have been able to match the performance of large-cap stocks in down markets while exceeding large-cap performance in up markets, leading to long-term outperformance.

2013 was an exceptional year for capital markets with broad participation in the bull market by all asset classes. Any market pullbacks were shallow and met with strong buying which propelled markets to new highs. The beginning of 2014 has been marked by increased volatility resulting from slow economic growth and geopolitical tension in Russia. Government policy around the globe continues to supply markets with cheap money, and with interest rates still near all-time lows, the stock market may provide the only avenue for generating acceptable returns. It remains to be seen how the low interest rate experiment will end, but for the time being companies are generating record profits and unemployment is returning to desired levels which we believe should lead to a continuation of the current trend. But remember the saying “trees don’t grow to the sky,” and while most bull markets end with a recession, this market has not had a meaningful correction in a long time so prudence is warranted.

As of March 31, 2014, the net assets of the Government Street Mid-Cap Fund were $54,875,177 and the net asset value per share was $21.68. The portfolio turnover rate for the previous twelve months was 10% and the total number of holdings was 161 as of March 31, 2014. The net expense ratio for the Fund is 1.06%.

The Alabama Tax Free Bond Fund

Federal Reserve Board monetary policies continued to play a dominant role in United States fixed income markets during the last year. Janet Yellen assumed Fed leadership in February, 2014 and at her first policy meeting she announced another $10 billion reduction in the Fed’s monthly bond purchases. This continued pace of reductions would result in a conclusion to the bond purchase program in the fourth quarter of 2014. She also indicated, as was widely anticipated, that the Fed’s decision to eventually raise interest rates would be less tied to a specific unemployment number and based more on a number of economic metrics. Although she briefly roiled markets by indicating that rates could start going up sooner than the market had foreseen, she quickly reiterated that the Fed would not be quick to eliminate its support and that markets could continue to count on accommodative policy for the foreseeable future.

Municipal bond investors also had to keep a wary eye on developments in Puerto Rico and Detroit, Michigan, where bond values eroded from deteriorating financial conditions. Ultimately, Detroit filed the nation’s largest ever municipal bankruptcy (exceeding that of Jefferson County, Alabama) and Puerto Rico managed a massive bond sale totaling more than $3.5 billion, which was quickly snapped up by yield hungry investors. While providing much needed short-term liquidity for the island, the bond offering did little but defer addressing long term economic problems to a later date. In Detroit, negotiations are ongoing among the various claimants and the bankruptcy judge to determine how the roughly $18 billion in outstanding obligations will be resolved. The next municipality in the crosshairs may well be Chicago, which recently saw its general obligation debt downgraded to Baa1 by Moody’s due largely to underfunded pension obligations. On a brighter note, nationally, state and local government budgets continued to improve, recently having posted seventeen consecutive quarters of higher revenues.

Generally, economic conditions in the U.S. have improved over the course of the last twelve months, though at an uneven pace. The core PCE deflator, the Fed’s preferred inflation measure, is 1.2% annualized, well below the Fed’s targeted 2% rate and has remained at very low levels for several quarters. Declining municipal bond supply was not enough to keep yields from climbing over the twelve month period ended March 31, 2014. Bond refundings have declined by more than 30% in the last twelve months and municipalities are reluctant to take on new debt absent a better picture of economic growth going forward. Nevertheless, municipal bond yields generally moved higher during the last nine months of 2013, but then declined throughout the first quarter of 2014. Overall, municipal debt issuance is expected to continue to be subdued for the remainder of 2014 while investor demand remains high due to the continued appeal of tax sheltered income.

The Alabama Tax Free Bond Fund has maintained a generally defensive posture as a means of protecting its investments from the effects of rising interest rates. While the shortening of the Fund’s duration has brought down the overall yield, we remain focused on the preservation of capital component of the Fund’s returns. For the twelve months ended March 31, 2014, the Fund had a return of 0.28% as compared to a return of 0.57% for the Barclays 7-year Municipal Bond Index and 1.09% for the Barclays 3-year Municipal Bond Index. It should be noted that The Alabama Tax Free

Bond Fund has a shorter average maturity than the Barclays 7-year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than the holdings comprising the comparable indices. Additionally, while the Fund holds securities with maturities ranging from less than one year to more than eight years, the Barclays 3-year Municipal Bond Index consists of securities with remaining maturities of two to three years and the Barclays 7-year Municipal Bond Index consists only of securities with remaining maturities of seven to eight years. Also, these indices include zero coupon bonds as well as bonds that are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

As of March 31, 2014, the duration of the portfolio was 3.3 years, down from 3.7 years at the end of the last fiscal year. The weighted average maturity of the Fund was 3.5 years on March 31, 2014, compared with a weighted average maturity of 4.1 years on March 31, 2013. Approximately 99% of the Fund’s holdings were rated A, AA or AAA by Moody’s or Standard & Poors rating agencies. The net assets of the Fund as of March 31, 2014 were $32,629,942 and the net asset value per share was $10.51. The ratio of net investment income to average net assets during the fiscal year was 1.41%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

THE GOVERNMENT STREET EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	5 Years	10 Years
The Government Street Equity Fund	18.34%	20.57%	6.35%
Standard & Poor’s 500® Index	21.86%	21.16%	7.42%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	5 Years	10 Years
The Government Street Mid-Cap Fund	19.43%	21.30%	9.22%
Standard & Poor’s MidCap 400® Index	21.24%	24.86%	10.14%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ALABAMA TAX FREE BOND FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	5 Years	10 Years
The Alabama Tax Free Bond Fund	0.28%	2.12%	2.41%
Barclays 7-Year Municipal Bond Index	0.57%	5.00%	4.45%
Barclays 3-Year Municipal Bond Index	1.09%	2.43%	2.97%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
March 31, 2014 (Unaudited)

Asset Allocation
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	3.7%
Vanguard Mid-Cap ETF	3.2%
MasterCard, Inc. - Class A	2.8%
JPMorgan Alerian MLP Index ETN	2.5%
iShares Core S&P Mid-Cap ETF	2.3%
Visa, Inc. - Class A	2.3%
Walt Disney Company (The)	2.2%
iShares Russell 2000 ETF	2.0%
United Technologies Corporation	1.9%
ConocoPhillips	1.8%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
March 31, 2014 (Unaudited)

Asset Allocation
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	3.1%
SPDR® S&P MIDCAP 400® ETF Trust	2.7%
Guggenheim Mid-Cap Core ETF	2.6%
iShares Core S&P Mid-Cap ETF	2.2%
JPMorgan Alerian MLP Index ETN	1.8%
First Trust NYSE Arca Biotechnology Index Fund	1.4%
Schwab U.S. Mid-Cap ETF	1.4%
iShares Nasdaq Biotechnology ETF	1.4%
Church & Dwight Company, Inc.	1.4%
Stericycle, Inc.	1.3%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
March 31, 2014 (Unaudited)

Asset Allocation
(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	7.6%
AA	83.5%
A	7.6%
Not Rated	1.3%

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 83.1%	Shares	Value
Consumer Discretionary — 8.3%
Comcast Corporation - Class A	30,000	$1,500,600
Darden Restaurants, Inc.	3,000	152,280
Home Depot, Inc. (The)	11,000	870,430
Johnson Controls, Inc.	21,400	1,012,648
McDonald's Corporation	5,500	539,165
NIKE, Inc. - Class B	8,800	649,968
Tractor Supply Company	14,000	988,820
Walt Disney Company (The)	26,125	2,091,829
		7,805,740
Consumer Staples — 7.3%
Altria Group, Inc.	16,700	625,081
Anheuser-Busch InBev SA/NV - ADR	10,000	1,053,000
Coca-Cola Company (The)	12,000	463,920
CVS Caremark Corporation	5,000	374,300
Kraft Foods Group, Inc.	8,278	464,396
McCormick & Company, Inc. - Non-Voting Shares	7,000	502,180
Mondelēz International, Inc. - Class A	28,336	979,009
Philip Morris International, Inc.	7,860	643,498
Procter & Gamble Company (The)	10,000	806,000
Whole Foods Market, Inc.	19,000	963,490
		6,874,874
Energy — 8.1%
Apache Corporation	2,489	206,462
Chevron Corporation	9,300	1,105,863
ConocoPhillips	24,500	1,723,575
Phillips 66	11,300	870,778
Pioneer Natural Resources Company	8,000	1,497,120
Range Resources Corporation	11,000	912,670
Spectra Energy Corporation	10,000	369,400
TransCanada Corporation	16,000	728,320
Valero Energy Corporation	5,000	265,500
		7,679,688
Financials — 12.4%
Aflac, Inc.	10,565	666,018
American Capital Ltd. (a)	12,990	205,112
American Express Company	5,000	450,150
American International Group, Inc.	20,000	1,000,200
Banco Bilbao Vizcaya Argentina, S.A. - ADR	30,000	360,300
Bank of America Corporation	55,000	946,000
Brookfield Asset Management, Inc. - Class A	19,000	776,150
Cullen/Frost Bankers, Inc.	14,500	1,124,185
Goldman Sachs Group, Inc. (The)	5,000	819,250

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 83.1% (Continued)	Shares	Value
Financials — 12.4% (Continued)
JPMorgan Chase & Company	27,000	$1,639,170
KKR & Company, L.P.	20,000	456,800
Mid-America Apartment Communities, Inc.	5,394	368,248
Old Republic International Corporation	20,000	328,000
Protective Life Corporation	12,000	631,080
Prudential Financial, Inc.	6,000	507,900
Regions Financial Corporation	17,000	188,870
Wells Fargo & Company	24,000	1,193,760
		11,661,193
Health Care — 10.3%
Abbott Laboratories	11,000	423,610
AbbVie, Inc.	11,500	591,100
Alexion Pharmaceuticals, Inc. (a)	7,240	1,101,421
Cardinal Health, Inc.	13,545	947,879
CareFusion Corporation (a)	6,800	273,496
Cerner Corporation (a)	8,355	469,969
Gilead Sciences, Inc. (a)	16,000	1,133,760
Henry Schein, Inc. (a)	3,500	417,795
Novartis AG - ADR	5,500	467,610
Pfizer, Inc.	25,000	803,000
Prothena Corporation plc (a)	3,158	120,983
Regeneron Pharmaceuticals, Inc. (a)	2,300	690,644
Shire plc - ADR	5,000	742,650
Techne Corporation	10,000	853,700
Waters Corporation (a)	6,475	701,955
		9,739,572
Industrials — 10.8%
Allegion plc	3,333	173,883
Emerson Electric Company	15,000	1,002,000
General Dynamics Corporation	15,000	1,633,800
General Electric Company	34,000	880,260
Ingersoll-Rand plc	10,000	572,400
Lockheed Martin Corporation	3,500	571,340
Manitowoc Company, Inc. (The)	14,000	440,300
Norfolk Southern Corporation	10,000	971,700
Quanta Services, Inc. (a)	11,500	424,350
Stericycle, Inc. (a)	7,000	795,340
Trinity Industries, Inc.	7,500	540,525
Union Pacific Corporation	2,000	375,320
United Technologies Corporation	15,500	1,811,020
		10,192,238

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 83.1% (Continued)	Shares	Value
Information Technology — 20.1%
Accenture plc - Class A	9,500	$757,340
Adobe Systems, Inc. (a)	20,000	1,314,800
Apple, Inc.	6,455	3,464,657
Automatic Data Processing, Inc.	12,400	958,024
Broadridge Financial Solutions, Inc.	5,000	185,700
eBay, Inc. (a)	10,000	552,400
Google, Inc. - Class A (a)	1,400	1,560,314
International Business Machines Corporation	5,500	1,058,695
MasterCard, Inc. - Class A	35,000	2,614,500
Micron Technology, Inc. (a)	27,000	638,820
NetApp, Inc.	13,000	479,700
Oracle Corporation	10,000	409,100
QUALCOMM, Inc.	10,000	788,600
TE Connectivity Ltd.	13,000	782,730
Texas Instruments, Inc.	10,000	471,500
Visa, Inc. - Class A	10,000	2,158,600
Western Digital Corporation	6,000	550,920
Yahoo!, Inc. (a)	5,000	179,500
		18,925,900
Materials — 3.2%
Dow Chemical Company (The)	9,000	437,310
Ecolab, Inc.	6,000	647,940
Freeport-McMoRan Copper & Gold, Inc.	10,932	361,521
Monsanto Co.	8,000	910,160
Praxair, Inc.	5,000	654,850
		3,011,781
Telecommunication Services — 1.1%
Telstra Corporation Ltd. - ADR	30,000	705,300
Verizon Communications, Inc.	8,000	380,560
		1,085,860
Utilities — 1.5%
Duke Energy Corporation	7,250	516,345
Southern Company (The)	5,000	219,700
Wisconsin Energy Corporation	14,000	651,700
		1,387,745

Total Common Stocks (Cost $44,601,152)		$78,364,591

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 11.4%	Shares	Value
Guggenheim S&P Equal Weight ETF	23,000	$1,678,770
iShares Core S&P Mid-Cap ETF	16,000	2,199,360
iShares MSCI EAFE ETF	15,000	1,007,550
iShares Russell 2000 ETF	16,000	1,861,440
ProShares Large Cap Core Plus	11,000	988,746
Vanguard Mid-Cap ETF	26,900	3,055,302
Total Exchange-Traded Funds (Cost $7,940,341)		$10,791,168

EXCHANGE-TRADED NOTES — 2.5%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $1,764,194)	50,000	$2,327,000

WARRANTS — 0.0% (b)	Shares	Value
American International Group, Inc., 01/19/2021 at $45 (a) (Cost $13,600)	800	$16,352

COMMERCIAL PAPER — 3.0%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (c), due 04/01/2014 (Cost $2,800,000)	$2,800,000	$2,800,000

MONEY MARKET FUNDS — 0.0% (b)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.03% (d) (Cost $16,336)	16,336	$16,336

Total Investments at Value — 100.0% (Cost $57,135,623)		$94,315,447

Liabilities in Excess of Other Assets — (0.0%) (b)		(28,381)

Net Assets — 100.0%		$94,287,066

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 79.9%	Shares	Value
Consumer Discretionary — 12.3%
BorgWarner, Inc.	5,600	$344,232
Buffalo Wild Wings, Inc. (a)	3,135	466,801
Chico's FAS, Inc.	7,100	113,813
Dick's Sporting Goods, Inc.	2,800	152,908
Dollar Tree, Inc. (a)	4,200	219,156
Family Dollar Stores, Inc.	2,800	162,428
Gildan Activewear, Inc. - Class A	10,700	539,066
Hasbro, Inc.	2,525	140,440
HomeAway, Inc. (a)	2,500	94,175
Jarden Corporation (a)	9,025	539,966
Liberty Global plc - Series A (a)	4,475	186,160
Liberty Global plc - Series C (a)	4,475	182,177
Nordstrom, Inc.	3,900	243,555
O'Reilly Automotive, Inc. (a)	2,825	419,202
Panera Bread Company - Class A (a)	1,750	308,823
PetSmart, Inc.	3,500	241,115
PVH Corporation	3,700	461,649
Ross Stores, Inc.	6,000	429,300
Service Corporation International	15,200	302,176
Tiffany & Company	3,475	299,371
Tractor Supply Company	3,760	265,569
Urban Outfitters, Inc. (a)	5,600	204,232
Vail Resorts, Inc.	1,700	118,490
VF Corporation	4,700	290,836
		6,725,640
Consumer Staples — 3.9%
Church & Dwight Company, Inc.	10,800	745,956
Energizer Holdings, Inc.	2,500	251,850
Hormel Foods Corporation	12,000	591,240
J.M. Smucker Company (The)	4,700	457,028
Tyson Foods, Inc. - Class A	2,000	88,020
		2,134,094
Energy — 4.7%
Cameron International Corporation (a)	4,010	247,698
Cimarex Energy Company	3,250	387,108
Murphy Oil Corporation	3,740	235,096
Noble Corporation plc	5,360	175,486
Peabody Energy Corporation	8,200	133,988
Pioneer Natural Resources Company	1,330	248,896
Range Resources Corporation	3,500	290,395
Schlumberger Ltd.	3,134	305,565
Ultra Petroleum Corporation (a)	9,900	266,211

GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 79.9% (Continued)	Shares	Value
Energy — 4.7% (Continued)
Valero Energy Corporation	4,950	$262,845
		2,553,288
Financials — 14.7%
Alexander & Baldwin, Inc.	3,000	127,680
Alleghany Corporation (a)	765	311,646
American Financial Group, Inc.	6,600	380,886
Arch Capital Group Ltd. (a)	5,650	325,101
Arthur J. Gallagher & Company	6,750	321,165
Axis Capital Holdings Ltd.	5,000	229,250
Bank of Hawaii Corporation	6,000	363,660
Berkley (W.R.) Corporation	6,450	268,449
CME Group, Inc.	2,735	202,417
Cullen/Frost Bankers, Inc.	4,400	341,132
Eaton Vance Corporation	8,500	324,360
Everest Re Group Ltd.	2,050	313,753
HCC Insurance Holdings, Inc.	4,575	208,117
IntercontinentalExchange Group, Inc.	1,850	365,985
Jones Lang LaSalle, Inc.	2,800	331,800
Kemper Corporation	6,200	242,854
Liberty Property Trust	5,680	209,933
Mid-America Apartment Communities, Inc.	10,800	737,316
NASDAQ OMX Group, Inc. (The)	9,500	350,930
New York Community Bancorp, Inc.	12,970	208,428
Old Republic International Corporation	21,400	350,960
PNC Financial Services Group, Inc.	2,745	238,815
Potlatch Corporation	6,941	268,547
Rayonier, Inc.	5,250	241,027
Realty Income Corporation	5,025	205,322
SEI Investments Company	10,000	336,100
Westamerica Bancorporation	4,370	236,330
		8,041,963
Health Care — 8.8%
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	320,300
Cantel Medical Corporation	2,200	74,184
Charles River Laboratories International, Inc. (a)	4,000	241,360
Chemed Corporation	1,000	89,450
Computer Programs & Systems, Inc.	1,800	116,280
Covance, Inc. (a)	4,000	415,600
Covidien plc	1,500	110,490
Endo International plc (a)	2,000	137,300
Ensign Group, Inc. (The)	4,000	174,560
Hanger, Inc. (a)	5,000	168,400
Henry Schein, Inc. (a)	3,000	358,110
Hologic, Inc. (a)	5,000	107,500

GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 79.9% (Continued)	Shares	Value
Health Care — 8.8% (Continued)
Illumina, Inc. (a)	2,000	$297,320
MEDNAX, Inc. (a)	3,000	185,940
Prothena Corporation plc (a)	3,000	114,930
ResMed, Inc.	6,000	268,140
Seattle Genetics, Inc. (a)	2,500	113,900
Shire plc - ADR	1,500	222,795
Techne Corporation	4,500	384,165
Teleflex, Inc.	4,000	428,960
United Therapeutics Corporation (a)	1,000	94,030
Universal Health Services, Inc. - Class B	2,500	205,175
Waters Corporation (a)	2,000	216,820
		4,845,709
Industrials — 12.0%
AMETEK, Inc.	1,350	69,511
C.H. Robinson Worldwide, Inc.	5,000	261,950
Deluxe Corporation	5,000	262,350
Donaldson Company, Inc.	12,000	508,800
Engility Holdings, Inc. (a)	500	22,525
Expeditors International of Washington, Inc.	6,000	237,780
Fastenal Company	9,950	490,734
Graco, Inc.	6,000	448,440
Jacobs Engineering Group, Inc. (a)	4,475	284,163
Joy Global, Inc.	2,000	116,000
L-3 Communications Holdings, Inc.	3,000	354,450
ManpowerGroup, Inc.	4,000	315,320
Matson, Inc.	3,000	74,070
MSC Industrial Direct Company, Inc. - Class A	5,000	432,600
Pentair Ltd.	2,400	190,416
Snap-on, Inc.	4,275	485,127
SPX Corporation	5,000	491,550
Stericycle, Inc. (a)	6,500	738,530
Timken Company	5,000	293,900
Valmont Industries, Inc.	700	104,188
Waste Connections, Inc.	6,000	263,160
WESCO International, Inc. (a)	1,850	153,957
		6,599,521
Information Technology — 13.5%
ADTRAN, Inc.	8,000	195,280
Advent Software, Inc.	8,000	234,880
Alliance Data Systems Corporation (a)	2,020	550,349
Arrow Electronics, Inc. (a)	8,600	510,496
Cognizant Technology Solutions Corporation - Class A (a)	6,000	303,660

GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 79.9% (Continued)	Shares	Value
Information Technology — 13.5% (Continued)
Cree, Inc. (a)	5,820	$329,179
Diebold, Inc.	5,000	199,450
DST Systems, Inc.	4,000	379,160
FARO Technologies, Inc. (a)	5,000	265,000
Harris Corporation	6,000	438,960
IAC/InterActiveCorp	4,000	285,560
Integrated Device Technology, Inc. (a)	10,000	122,300
Jack Henry & Associates, Inc.	9,000	501,840
Lam Research Corporation (a)	6,000	330,000
Linear Technology Corporation	6,000	292,140
Microchip Technology, Inc.	5,000	238,800
National Instruments Corporation	12,000	344,280
NetApp, Inc.	5,000	184,500
Polycom, Inc. (a)	8,000	109,760
Rackspace Hosting, Inc. (a)	4,000	131,280
Rovi Corporation (a)	6,000	136,680
SanDisk Corporation	5,000	405,950
Solera Holdings, Inc.	4,000	253,360
Xilinx, Inc.	7,000	379,890
Zebra Technologies Corporation - Class A (a)	4,000	277,640
		7,400,394
Materials — 5.9%
Airgas, Inc.	4,000	426,040
Albemarle Corporation	8,000	531,360
Ashland, Inc.	3,000	298,440
Cabot Corporation	4,000	236,240
Martin Marietta Materials, Inc.	2,500	320,875
Packaging Corporation of America	5,000	351,850
Scotts Miracle-Gro Company (The) - Class A	4,000	245,120
Sonoco Products Company	5,000	205,100
Steel Dynamics, Inc.	12,000	213,480
Valspar Corporation (The)	6,000	432,720
		3,261,225
Utilities — 4.1%
AGL Resources, Inc.	8,400	411,264
Great Plains Energy, Inc.	9,050	244,712
One Gas, Inc. (a)	3,000	107,790
ONEOK, Inc.	12,000	711,000
SCANA Corporation	7,530	386,440
Vectren Corporation	10,600	417,534
		2,278,740

Total Common Stocks (Cost $22,912,286)		$43,840,574

GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 15.1%	Shares	Value
First Trust NYSE Arca Biotechnology Index Fund (a)	10,200	$782,238
Guggenheim Mid-Cap Core ETF	31,000	1,436,850
iShares Core S&P Mid-Cap ETF	8,670	1,191,778
iShares Nasdaq Biotechnology ETF	3,200	756,640
Schwab U.S. Mid-Cap ETF	20,000	772,200
SPDR® S&P® Homebuilders ETF	4,360	141,918
SPDR® S&P MIDCAP 400® ETF Trust	6,000	1,503,420
Vanguard Mid-Cap ETF	15,000	1,703,700
Total Exchange-Traded Funds (Cost $5,857,316)		$8,288,744

EXCHANGE-TRADED NOTES — 1.9%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $818,121)	21,700	$1,009,918

COMMERCIAL PAPER — 3.1%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (b), due 04/01/2014 (Cost $1,722,000)	$1,722,000	$1,722,000

MONEY MARKET FUNDS — 0.0% (c)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.03% (d) (Cost $17,574)	17,574	$17,574

Total Investments at Value — 100.0% (Cost $31,327,297)		$54,878,810

Liabilities in Excess of Other Assets — (0.0%) (c)		(3,633)

Net Assets — 100.0%		$54,875,177

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)	Percentage rounds to less than 0.1%.

(d)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS March 31, 2014
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 98.1%	Par Value	Value
Alabama Drinking Water Financing Auth., Series A, Rev.,
5.00%, due 08/15/2018	$400,000	$417,060
3.00%, due 08/15/2019	530,000	566,093
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	539,461
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/01/2017	250,000	272,842
3.75%, due 02/01/2018	200,000	220,086
Alabama State Public School & College Auth., Capital Improvements, Series D, Rev.,
2.00%, due 09/01/2018	565,000	584,283
Alabama State, GO,
5.00%, due 02/01/2016	575,000	598,075
Alabaster, AL, Water Rev.,
3.00%, due 09/01/2017	400,000	423,700
Anniston, AL, Waterworks & Sewer Board, Water & Sewer Rev.,
3.50%, due 06/01/2016	500,000	527,845
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2016	510,000	532,945
3.00%, due 06/01/2019	375,000	396,086
Athens, AL, GO, Warrants,
4.00%, due 09/01/2018	300,000	334,053
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	364,033
5.00%, due 06/01/2020	350,000	412,125
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	222,660
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	579,025
Auburn, AL, Waterworks Board, Water Rev.,
5.00%, due 09/01/2014	205,000	208,979
Baldwin Co., AL, Board of Education, Rev.,
5.00%, due 07/01/2018	590,000	653,661
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	200,802
4.00%, due 06/01/2019	200,000	221,176
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	357,808

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 98.1% (Continued)	Par Value	Value
Birmingham, AL, Waterworks Board, Water Rev.,
5.00%, due 01/01/2017	$400,000	$442,712
3.625%, due 07/01/2018	250,000	271,467
Calera, AL, GO, Warrants,
3.00%, due 12/01/2016	250,000	264,570
3.00%, due 12/01/2017	410,000	435,272
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	471,477
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	287,460
Chelsea, AL, GO,
4.00%, due 05/01/2015	260,000	269,625
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	531,135
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	425,488
Florence, AL, Board of Education, Rev.,
3.00%, due 03/01/2016	500,000	521,175
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	308,439
3.50%, due 06/01/2017	515,000	549,783
Florence, AL, GO, Warrants,
4.00%, due 08/01/2018	575,000	634,392
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	323,795
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	792,090
4.00%, due 11/01/2019	225,000	251,762
4.50%, due 11/01/2019	250,000	266,515
Gadsden, AL, GO, School Warrants,
3.00%, due 08/01/2015	250,000	257,620
Homewood, AL, Board of Education, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	543,065
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2015	250,000	266,755
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	523,114
4.00%, due 02/15/2021	245,000	270,740
4.00%, due 02/15/2022	250,000	275,285

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 98.1% (Continued)	Par Value	Value
Houston Co., AL, GO,
4.75%, due 10/15/2016	$500,000	$512,385
Huntsville, AL, Electric Systems, Rev.,
3.00%, due 12/01/2016	375,000	398,719
Huntsville, AL, GO, Capital Improvement Warrants,
4.00%, due 03/01/2015	550,000	569,410
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	542,315
4.00%, due 09/01/2018	500,000	561,325
Jackson, AL, Board of Education, Rev.,
3.00%, due 03/01/2019	360,000	379,148
Jacksonville, AL, GO, Warrants,
2.00%, due 09/01/2016	200,000	204,824
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	584,388
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	223,656
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	221,038
Madison Co., AL, Series A, Water Rev., Warrants,
2.00%, due 07/01/2017	250,000	258,135
Madison Co., AL, Water & Wastewater Board, Rev.,
3.00%, due 12/01/2019	430,000	462,031
Mobile Co., AL, GO, Refunding and Improvement Warrants,
5.25%, due 08/01/2015,
Prerefunded 08/01/2014 @ 100	400,000	406,796
Montgomery, AL, GO, Warrants,
3.00%, due 11/01/2014	500,000	507,990
2.50%, due 04/01/2021	500,000	505,295
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	283,950
Morgan Co., AL, Board of Education, Rev., Capital Outlay Warrants,
4.00%, due 03/01/2019	250,000	275,363
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	316,269

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 98.1% (Continued)	Par Value	Value
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	$420,000	$429,887
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	275,000	283,503
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	497,220
Series B, 3.00%, due 06/01/2018	215,000	228,051
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	219,662
5.00%, due 02/01/2019	240,000	278,059
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	305,863
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	660,450
St. Clair Co., AL, GO,
4.00%, due 08/01/2014	205,000	207,489
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031,
Prerefunded 02/01/2016 @ 100	500,000	537,290
Trussville, AL, GO,
5.00%, due 10/01/2019	400,000	471,780
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	558,080
University of Alabama, AL, Rev.,
4.00%, due 10/01/2014	500,000	509,480
University of Alabama, AL, Series A, Rev.,
3.00%, due 07/01/2016	340,000	359,387
5.00%, due 07/01/2017	245,000	277,859
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	515,000	565,630
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	256,054
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	344,877

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $31,483,679)		$32,020,192

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 1.2%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.03% (a) (Cost $378,558)	378,558	$378,558

Total Investments at Value — 99.3% (Cost $31,862,237)		$32,398,750

Other Assets in Excess of Liabilities — 0.7%		231,192

Net Assets — 100.0%		$32,629,942

(a)	The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2014
	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$57,135,623	$31,327,297	$31,862,237
At value (Note 2)	$94,315,447	$54,878,810	$32,398,750
Cash	2,767	—	—
Dividends and interest receivable	109,891	27,439	267,193
Receivable for capital shares sold	—	6,075	—
Other assets	12,456	10,487	9,394
TOTAL ASSETS	94,440,561	54,922,811	32,675,337

LIABILITIES
Distributions payable	5,065	—	3,551
Payable for capital shares redeemed	84,994	—	24,491
Accrued investment advisory fees (Note 4)	48,196	34,964	6,498
Payable to administrator (Note 4)	10,475	7,025	5,125
Other accrued expenses	4,765	5,645	5,730
TOTAL LIABILITIES	153,495	47,634	45,395

NET ASSETS	$94,287,066	$54,875,177	$32,629,942

Net assets consist of:
Paid-in capital	$56,676,243	$31,168,285	$32,146,417
Undistributed (distributions in excess of) net investment income	435	(54,482)	(9)
Accumulated net realized gains (losses) from security transactions	430,564	209,861	(52,979)
Net unrealized appreciation on investments	37,179,824	23,551,513	536,513

Net assets	$94,287,066	$54,875,177	$32,629,942

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,501,941	2,531,696	3,104,677

Net asset value, offering price and redemption price per share (Note 2)	$62.78	$21.68	$10.51

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2014
	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$1,700,360	$749,458	$348
Foreign withholding taxes on dividends	(22,490)	(1,240)	—
Interest	519	367	678,896
TOTAL INVESTMENT INCOME	1,678,389	748,585	679,244

EXPENSES
Investment advisory fees (Note 4)	528,710	378,612	115,272
Administration fees (Note 4)	107,926	70,065	51,175
Professional fees	21,965	19,215	18,265
Account maintenance fees	22,794	12,941	8,098
Trustees’ fees and expenses (Note 4)	9,787	9,787	9,787
Compliance fees and expenses (Note 4)	10,027	8,472	7,704
Registration and filing fees	9,155	8,497	6,726
Custodian and bank service fees	11,423	7,103	4,713
Pricing costs	1,876	2,791	14,710
Printing of shareholder reports	6,232	3,826	3,044
Postage and supplies	4,572	3,662	3,022
Insurance expense	5,053	3,121	2,404
Other expenses	1,961	4,992	4,026
TOTAL EXPENSES	741,481	533,084	248,946
Fees voluntarily waived by the Adviser (Note 4)	—	—	(34,870)
NET EXPENSES	741,481	533,084	214,076

NET INVESTMENT INCOME	936,908	215,501	465,168

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	422,386	198,853	(3,126)
Net realized gains from in-kind redemptions (Note 2)	5,368,195	1,694,001	—
Net change in unrealized appreciation (depreciation) on investments	8,023,767	6,861,214	(352,648)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	13,814,348	8,754,068	(355,774)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,751,256	$8,969,569	$109,394

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Government Street Equity Fund		Government Street Mid-Cap Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$936,908	$959,124	$215,501	$253,475
Net realized gains from security transactions	422,386	1,064,199	198,853	51,266
Net realized gains from in-kind redemptions (Note 2)	5,368,195	3,319,533	1,694,001	1,118,636
Net change in unrealized appreciation (depreciation) on investments	8,023,767	2,117,277	6,861,214	3,942,003
Net increase in net assets from operations	14,751,256	7,460,133	8,969,569	5,365,380

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(917,652)	(956,588)	(270,068)	(267,235)
From net realized capital gains on security transactions	(14,611)	(1,539,170)	(44,110)	(107,026)
Decrease in net assets from distributions to shareholders	(932,263)	(2,495,758)	(314,178)	(374,261)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,616,023	10,723,235	3,573,791	3,762,403
Net asset value of shares issued in reinvestment of distributions to shareholders	893,022	2,337,254	279,774	318,690
Payments for shares redeemed	(10,729,648)	(8,604,620)	(3,551,749)	(2,997,134)
Net increase (decrease) in net assets from capital share transactions	(1,220,603)	4,455,869	301,816	1,083,959

TOTAL INCREASE IN NET ASSETS	12,598,390	9,420,244	8,957,207	6,075,078

NET ASSETS
Beginning of year	81,688,676	72,268,432	45,917,970	39,842,892
End of year	$94,287,066	$81,688,676	$54,875,177	$45,917,970

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$435	$(2,316)	$(54,482)	$9,624

CAPITAL SHARE ACTIVITY
Shares sold	147,014	216,009	183,688	228,901
Shares reinvested	15,199	47,153	13,169	19,774
Shares redeemed	(183,959)	(172,812)	(179,903)	(184,890)
Net increase (decrease) in shares outstanding	(21,746)	90,350	16,954	63,785
Shares outstanding, beginning of year	1,523,687	1,433,337	2,514,742	2,450,957
Shares outstanding, end of year	1,501,941	1,523,687	2,531,696	2,514,742

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	Alabama Tax Free Bond Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$465,168	$465,434
Net realized gains (losses) from security transactions	(3,126)	1,630
Net change in unrealized appreciation (depreciation) on investments	(352,648)	(72,420)
Net increase in net assets from operations	109,394	394,644

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(466,887)	(464,913)
From net realized capital gains on security transactions	—	—
Decrease in net assets from distributions to shareholders	(466,887)	(464,913)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,039,630	10,825,742
Net asset value of shares issued in reinvestment of distributions to shareholders	412,246	386,377
Payments for shares redeemed	(2,729,087)	(2,595,786)
Net increase (decrease) in net assets from capital share transactions	(277,211)	8,616,333

TOTAL INCREASE (DECREASE) IN NET ASSETS	(634,704)	8,546,064

NET ASSETS
Beginning of year	33,264,646	24,718,582
End of year	$32,629,942	$33,264,646

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME	$(9)	$1,710

CAPITAL SHARE ACTIVITY
Shares sold	194,253	1,014,633
Shares reinvested	39,198	36,212
Shares redeemed	(259,072)	(243,171)
Net increase (decrease) in shares outstanding	(25,621)	807,674
Shares outstanding, beginning of year	3,130,298	2,322,624
Shares outstanding, end of year	3,104,677	3,130,298

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$53.61	$50.42	$48.00	$40.89	$26.72

Income from investment operations:
Net investment income	0.62	0.64	0.47	0.39	0.40
Net realized and unrealized gains on investments	9.17	4.21	2.66	7.19	14.17
Total from investment operations	9.79	4.85	3.13	7.58	14.57

Less distributions:
Dividends from net investment income	(0.61)	(0.64)	(0.48)	(0.39)	(0.40)
Distributions from net realized gains	(0.01)	(1.02)	(0.23)	(0.08)	—
Total distributions	(0.62)	(1.66)	(0.71)	(0.47)	(0.40)

Net asset value at end of year	$62.78	$53.61	$50.42	$48.00	$40.89

Total return (a)	18.34%	9.93%	6.67%	18.69%	54.71%

Net assets at end of year (000’s)	$94,287	$81,689	$72,268	$66,373	$57,766

Ratio of total expenses to average net assets	0.84%	0.85%	0.87%	0.88%	0.90%

Ratio of net investment income to average net assets	1.06%	1.29%	1.01%	0.92%	1.14%

Portfolio turnover rate	36%	38%	36%	26%	30%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012		2011	2010
Net asset value at beginning of year	$18.26	$16.26	$15.89		$12.87	$8.46

Income from investment operations:
Net investment income	0.09	0.10	0.04		0.03	0.05
Net realized and unrealized gains on investments	3.46	2.05	0.37		3.03	4.41
Total from investment operations	3.55	2.15	0.41		3.06	4.46

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.04)		(0.03)	(0.05)
In excess of net investment income	—	—	—		(0.01)	—
Distributions from net realized gains	(0.02)	(0.04)	(0.00	)(a)	—	—
Total distributions	(0.13)	(0.15)	(0.04)		(0.04)	(0.05)

Net asset value at end of year	$21.68	$18.26	$16.26		$15.89	$12.87

Total return (b)	19.43%	13.35%	2.59%		23.80%	52.73%

Net assets at end of year (000’s)	$54,875	$45,918	$39,843		$39,983	$32,198

Ratio of total expenses to average net assets	1.06%	1.08%	1.09%		1.13%	1.18%

Ratio of net expenses to average net assets	1.06%	1.08%	1.09%		1.13%	1.13%	(c)

Ratio of net investment income to average net assets	0.43%	0.63%	0.29%		0.21%	0.47%	(c)

Portfolio turnover rate	10%	12%	18%		20%	10%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012	2011		2010
Net asset value at beginning of year	$10.63	$10.64	$10.45	$10.53		$10.54

Income (loss) from investment operations:
Net investment income	0.15	0.18	0.23	0.26		0.28
Net realized and unrealized gains (losses) on investments	(0.12)	(0.01)	0.19	(0.07)		(0.00	)(a)
Total from investment operations	0.03	0.17	0.42	0.19		0.28

Less distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.23)	(0.27)		(0.28)
Distributions from net realized gains	—	—	—	(0.00	)(a)	(0.01)
Total distributions	(0.15)	(0.18)	(0.23)	(0.27)		(0.29)

Net asset value at end of year	$10.51	$10.63	$10.64	$10.45		$10.53

Total return (b)	0.28%	1.64%	4.04%	1.78%		2.88%

Net assets at end of year (000’s)	$32,630	$33,265	$24,719	$27,026		$29,716

Ratio of total expenses to average net assets	0.76%	0.76%	0.80%	0.77%		0.75%

Ratio of net expenses to average net assets (c)	0.65%	0.65%	0.65%	0.65%		0.65%

Ratio of net investment income to average net assets (c)	1.41%	1.70%	2.17%	2.51%		2.85%

Portfolio turnover rate	10%	7%	18%	21%		32%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2014

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include,

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Commercial paper held by the Funds is classified as Level 2 since it is valued at amortized cost, which approximates the current fair value of the security and is not obtained from a quoted price in an active market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2014 by security type:

The Government Street Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$78,364,591	$—	$—	$78,364,591
Exchange-Traded Funds	10,791,168	—	—	10,791,168
Exchange-Traded Notes	2,327,000	—	—	2,327,000
Warrants	16,352	—	—	16,352
Commercial Paper	—	2,800,000	—	2,800,000
Money Market Funds	16,336	—	—	16,336
Total	$91,515,447	$2,800,000	$—	$94,315,447

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$43,840,574	$—	$—	$43,840,574
Exchange-Traded Funds	8,288,744	—	—	8,288,744
Exchange-Traded Notes	1,009,918	—	—	1,009,918
Commercial Paper	—	1,722,000	—	1,722,000
Money Market Funds	17,574	—	—	17,574
Total	$53,156,810	$1,722,000	$—	$54,878,810

The Alabama Tax Free Bond Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$32,020,192	$—	$32,020,192
Money Market Funds	378,558	—	—	378,558
Total	$378,558	$32,020,192	$—	$32,398,750

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks by sector type. As of March 31, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held in the Funds as of March 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 is as follows:

	Year Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	3/31/14	$917,652	$—	$14,611	$932,263
	3/31/13	$1,017,044	$—	$1,478,714	$2,495,758
The Government Street Mid-Cap Fund	3/31/14	$270,068	$—	$44,110	$314,178
	3/31/13	$267,235	$—	$107,026	$374,261
The Alabama Tax Free Bond Fund	3/31/14	$1,238	$465,649	$—	$466,887
	3/31/13	$1,252	$463,661	$—	$464,913

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of March 31, 2014:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$57,134,843	$31,327,297	$31,862,237
Gross unrealized appreciation	$37,288,558	$23,785,909	$679,479
Gross unrealized depreciation	(107,954)	(234,396)	(142,966)
Net unrealized appreciation	37,180,604	23,551,513	536,513
Undistributed ordinary income	5,500	—	—
Undistributed tax exempt income	—	—	3,542
Undistributed long-term gains	429,784	209,861	—
Capital loss carryforwards	—	—	(52,979)
Late year ordinary loss	—	(54,482)	—
Other temporary differences	(5,065)	—	(3,551)
Total distributable earnings	$37,610,823	$23,706,892	$483,525

The difference between the federal income tax cost and the financial statement cost for The Government Street Equity Fund and The Government Street Mid-Cap Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to adjustments to basis on publicly traded partnerships.

As of March 31, 2014, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $23,075 and a long-term capital loss carryforward for federal income tax purposes of $29,904, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

During the year ended March 31, 2014, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $5,368,195 and $1,694,001, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended March 31, 2014, The Government Street Equity Fund reclassified $16,505 of net realized losses against undistributed net investment income and The Government Street Mid-Cap Fund reclassified $9,539 and $1,619 of accumulated net realized losses against undistributed net investment income and paid-in capital, respectively on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2011 through March 31, 2014) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended March 31, 2014, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $30,394,323 and $31,892,616, respectively, for The Government Street Equity Fund; $5,260,589 and $4,826,572, respectively, for The Government Street Mid-Cap Fund; and $4,675,439 and $3,094,500, respectively, for The Alabama Tax Free Bond Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the year ended March 31, 2014, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $34,870 of its investment advisory fees from The Alabama Tax Free Bond Fund during the year ended March 31, 2014.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. Pursuant to servicing agreements with Ultimus, the Funds pay Ultimus fees in accordance with the agreements for its services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, the annual retainer was $8,000.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE GOVERNMENT STREET FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Williamsburg Investment Trust at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 23, 2014

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2013 through March 31, 2014).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,097.10	$4.34
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.79	$4.18
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,103.00	$5.51
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.29
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,009.60	$3.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	$3.28

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Government Street Equity Fund	0.83%
The Government Street Mid-Cap Fund	1.05%
The Alabama Tax Free Bond Fund	0.65%

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	J. Finley Lee, Jr., Ph.D.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill, Ph.D.	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	8908 Norwick Road Richmond, VA	1953	Trustee	Since February 2014
	Thomas W. Leavell	P.O. Box 1307 Mobile, AL	1943	President	Since February 2004
	Mary Shannon Hope	P.O. Box 1307 Mobile, AL	1963	Vice President	Since August 2008
	Timothy S. Healey	2712 18th Place South Birmingham, AL	1953	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Since January 1995
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC (an investment advisory firm).

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr., Ph.D. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill, Ph.D. serves as Chancellor of the University of Richmond. Previously, he served as a Director of Tredegar Corporation (plastics manufacturer) until May 2013; President of the Teagle Foundation (charitable foundation) until July 2013; and a Director of Albemarle Corporation (polymer and chemicals manufacturer) until May 2012.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation); and a Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson has been Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) since 2011 and a Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996.

Thomas W. Leavell is President and Chief Executive Officer of the Adviser.

Mary Shannon Hope is a Vice President and Portfolio Manager of the Adviser.

Timothy S. Healey is an Executive Vice President and Chief Investment Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

THE GOVERNMENT STREET FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2014. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $917,652 and $270,068, respectively, as taxed at a maximum rate of 23.8%. Additionally, The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $14,611 and $44,110, respectively, as a long-term gain distribution. For the fiscal year ended March 31, 2014, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 25, 2014, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Funds’ portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)
(Continued)

that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the portfolio composition and performance of The Government Street Equity Fund and The Government Street Mid-Cap Fund during 2013, as well as the Funds’ longer term performance, the Adviser has been effective in adhering to its investment philosophy of seeking to reduce the variability of returns through diversification and has provided quality services to those Funds; (ii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, such Fund is managed in a conservative investment style and has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (v) the Adviser’s voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers has enabled that Fund to further increase returns for shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

On February 11, 2014, a Special Meeting of Shareholders of the Williamsburg Investment Trust (the “Trust”) was held for the purpose of voting on the following Proposals:

Proposal		Applicable Funds
1.	To elect seven nominees to serve on the Board of Trustees of the Trust	All Williamsburg Funds
John P. Ackerly, IV John T. Bruce Robert S. Harris J. Finley Lee, Jr. Richard L. Morrill Harris V. Morrissette Elizabeth W. Robertson
2.	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund	Davenport Equity Opportunities Fund
3.
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required:
The Davenport Funds, The Government Street Funds The Jamestown Funds
3a(i). To amend the fundamental investment limitation with respect to borrowing money
3a(ii). To amend the fundamental investment limitation with respect to issuing senior securities
3b. To amend the fundamental investment limitation with respect to purchasing and selling commodities and put and call options
3c. To amend the fundamental investment limitation with respect to concentrating investments in a particular industry or group of industries
3d. To amend the fundamental investment limitation with respect to investing in real estate and oil, gas or other mineral exploration or development programs
3e. To amend the fundamental investment limitation with respect to underwriting securities

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

3f. To amend the fundamental investment limitation with respect to loans
3g. To eliminate the fundamental investment limitation with respect to purchasing shares of other investment companies
3h. To eliminate the fundamental investment limitation with respect to amounts invested in one issuer
3i. To eliminate the fundamental investment limitation with respect to acquiring foreign securities
3j. To eliminate outdated fundamental investment limitations not required by law

Shareholders voted to approve (1) the election of the seven nominees to serve on the Board of Trustees of the Trust, (2) the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund and (3) the replacement of the fundamental investment limitations of the Davenport Equity Opportunities Fund, The Government Street Funds and The Jamestown Funds and to eliminate certain investment limitations that are not required.

Proposal 1:	To elect seven nominees to serve on the Board of Trustees of the Trust:

(All Williamsburg Funds)

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
John P. Ackerly, IV	31,144,931.367	15,879.388	140,361.000	0.000	99.501%
John T. Bruce	31,141,819.190	18,991.565	140,361.000	0.000	99.491%
Robert S. Harris	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
J. Finley Lee, Jr.	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
Richard L. Morrill	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
Harris V. Morrissette	31,144,931.367	15,879.388	140,361.000	0.000	99.501%
Elizabeth W. Robertson	31,139,232.367	21,578.388	140,361.000	0.000	99.483%

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Proposal 2:	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund.

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
4,977,156.000	74,316.000	44,182.000	43,554.000	96.847%

Proposal 3:
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required.

The number of shares of the Davenport Core Fund and Davenport Value & Income Fund represented at the Special Meeting of Shareholders did not meet the required percentage to achieve a quorum, therefore, no business was conducted by those funds with regards to Proposal 3 and the fundamental investment limitations of the Davenport Core Fund and the Davenport Value & Income Fund remain unchanged.

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(a)(i). Borrowing money
Alabama Tax Free Bond Fund	2,441,913.464	3,330.924	0.000	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,952,490.000	100,420.000	42,743.000	43,555.000	96.367%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,319,897.883	0.000	2,644.038	91,654.000	96.094%
Jamestown Balanced Fund	839,847.592	4,442.490	0.000	27,569.000	96.328%
Jamestown Equity Fund	908,819.964	0.000	13,600.193	212,943.000	80.047%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(a)(ii). Issuing senior securities
Alabama Tax Free Bond Fund	2,441,913.464	3,330.924	0.000	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,957,860.000	83,052.000	54,742.000	43,554.000	96.471%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	831,335.071	4,442.490	8,512.521	27,569.000	95.352%
Jamestown Equity Fund	917,793.866	0.000	4,626.291	212,943.000	80.837%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(b). Purchasing and selling commodities and put and call options
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,945,295.000	90,509.000	59,849.000	43,555.000	96.227%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	5,049.469	26,315.531	27,569.000	93.240%
Jamestown Equity Fund	913,367.513	0.000	9,052.644	212,943.000	80.447%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(c). Concentrating investments in a particular industry or group of industries
Davenport Equity Opportunities Fund	4,957,058.000	92,145.000	46,450.000	43,555.000	96.456%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	830,529.690	5,247.871	8,512.521	27,569.000	95.260%
Jamestown Equity Fund	917,474.895	318.971	4,626.291	212,943.000	80.809%

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(d). Investing in real estate and oil, gas or other mineral exploration or development programs
Alabama Tax Free Bond Fund	2,441,913.464	0.000	3330.924	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,982,789.000	66,150.000	46,715.000	43,554.000	96.956%
Government Street Equity Fund	1,246,107.454	0.000	0.000	183,044.000	87.192%
Government Street Mid-Cap Fund	2,321,508.705	0.000	1,033.216	91,654.000	96.161%
Jamestown Balanced Fund	813,532.061	4,442.490	26,315.531	27,569.000	93.310%
Jamestown Equity Fund	912,919.337	4,874.529	4,626.291	212,943.000	80.408%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(e). Underwriting securities
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,948,784.000	90,657.000	56,213.000	43,554.000	96.295%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	831,335.071	4,442.490	8,512.521	27,569.000	95.352%
Jamestown Equity Fund	917,793.866	0.000	4,626.291	212,943.000	80.837%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(f). Loans
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,934,738.000	97,984.000	62,932.000	43,554.000	96.021%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	5,049.469	26,315.531	27,569.000	93.240%
Jamestown Equity Fund	912,600.366	318.971	9,500.820	212,943.000	80.380%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(g). Purchasing shares of other investment companies
Jamestown Balanced Fund	813,532.061	22,245.500	8,512.521	27,569.000	93.310%
Jamestown Equity Fund	912,919.337	4,874.529	4,626.291	212,943.000	80.408%

3(h). Amounts invested in one issuer
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	830,529.690	5,247.871	8,512.521	27,569.000	95.260%
Jamestown Equity Fund	917,474.895	318.971	4,626.291	212,943.000	80.809%
Jamestown Tax Exempt Virginia Fund	2,173,268.794	21,191.142	0.000	167,306.000	92.019%

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(i). Acquiring foreign securities
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	22,852.479	8,512.521	27,569.000	93.240%
Jamestown Equity Fund	912,600.366	5,193.500	4,626.291	212,943.000	80.380%

3(j). Eliminate outdated fundamental investment limitations not required by law
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,995,037.000	60,723.000	39,894.000	43,554.000	97.195%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,726.680	5,247.871	26,315.531	27,569.000	93.218%
Jamestown Equity Fund	912,596.337	323.000	9,500.820	212,943.000	80.379%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

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The Government Street Funds
No Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
Post Office Box 1307
Mobile, AL 36633

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
J. Finley Lee, Jr., Ph.D.
Richard L. Morrill, Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

ANNUAL REPORT

March 31, 2014

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	May 8, 2014

The Jamestown Balanced Fund

For the fiscal year ended March 31, 2014, The Jamestown Balanced Fund (the “Fund”) returned 15.92% compared to 12.70% for a blend of 60% S&P 500 Index /40% Barclays Intermediate U.S. Government/Credit Index. Equity markets enjoyed strong performance during the past twelve months with the S&P 500 Index rising 21.86% during the fiscal year. Interest rates rose slightly during the period. However, the Barclays Intermediate U.S. Government/Credit Index ended the fiscal year down 0.13%, as the income on the underlying bonds was not enough to offset the price decline from rising interest rates.

The outperformance of the Fund was driven by a higher weighting in equities during the fiscal year, good stock selection, and a lower weighting in fixed income securities. In the equity portion of the Fund, the outperformance of the underlying equities was due to good stock selection. While stock selection in Energy and Information Technology was negative, this impact was more than offset by strong stock selection in the Financials, Health Care, and Consumer Staples sectors. The best performing stocks in the Fund for the year were Ameriprise Financial, McKesson, Google, Thermo Fisher, and Aetna, all of which were still in the portfolio at the end of the fiscal year. The worst performing stocks were Noble, IBM, Verizon, Marathon Petroleum, and Yum Brands. Marathon Petroleum and Yum Brands were sold out of the portfolio during the fiscal year. The performance of the fixed income portion of the Fund was in line with that of its benchmark during the fiscal year.

We currently expect global economic growth to remain positive, but modest, as growth in the U.S. is joined by very modest growth in Europe and slower growth in China. Economic growth in China has slowed as its leaders try to achieve a better balance between domestic consumption and infrastructure spending that has led the way over the past two decades. Inflation has been running below expectations across the globe, leaving plenty of room for global Central Banks to maintain very accommodative monetary policies. While the Federal Reserve has begun to curtail its open market purchases of bonds, most central banks in developed economies continue to be very accommodative. These policies are likely to cause interest rates to stay below fair value until economic growth accelerates or some of the more accommodative policies are scaled back.

Despite what we believe will be a gradual increase in interest rates, we do not feel that investors are being compensated for taking on significant interest rate exposure by owning longer dated fixed income securities. As a result, the bond portion of the Fund continues to have lower duration than the Barclays Intermediate U.S. Government/Credit Index. Given the extra yield and strong corporate balance sheets, we continue to maintain an overweight in corporate bonds funded by our underweight in Treasury securities.

As of March 31, 2014 the Fund had 5.4% of its portfolio in cash equivalents, 27.8% in fixed income, and 66.8% in equities.

1

The Jamestown Equity Fund

For the fiscal year ended March 31, 2014, The Jamestown Equity Fund (the “Fund”) returned 23.55% compared to 21.86% for the S&P 500 Index. Modest earnings growth contributed to the rise in the equity market during the past twelve months, but most up the increase came from an expansion in price-to-earnings multiples.

The outperformance of the Fund was driven by good stock selection, which more than offset the negative impact of sector selection. Sector selection was hurt by the impact of holding some cash reserves in the portfolio during the past twelve months while equity markets rallied strongly. The Fund’s underweight in the Telecommunication Services and Utilities sectors helped performance as these sectors lagged the broader market during the year.

While stock selection in Energy and Information Technology was negative, this impact was more than offset by strong stock selection in the Financials, Health Care, and Consumer Staples sectors. The best performing stocks in the Fund for the year were Ameriprise Financial, McKesson, Google, Thermo Fisher, and Aetna, all of which were still in the portfolio at the end of the fiscal year. The worst performing stocks were Noble, IBM, Verizon, Marathon Petroleum, and Yum Brands. Marathon Petroleum and Yum Brands were sold out of the portfolio during the fiscal year.

We currently expect global economic growth to remain positive, but modest, as growth in the U.S. is joined by very modest growth in Europe and slower growth in China. Economic growth in China has slowed as leaders there try to achieve a better balance between domestic consumption and infrastructure spending that has led the way over the past two decades. Inflation has been running below expectations across the globe, leaving plenty of room for global Central Banks to maintain very accommodative monetary policies. While the Federal Reserve has begun to slow their open market purchases of bonds, most central banks in developed economies continue to be very accommodative. These policies are likely to cause interest rates to stay below fair value until economic growth accelerates or some of the more accommodative policies are scaled back.

As of March 31, 2014, the Fund had 7.7% in cash and 92.3% in equities.

The Jamestown Tax Exempt Virginia Fund

For the twelve-month period ended March 31, 2014, The Jamestown Tax Exempt Virginia Fund (the “Fund”) returned -0.37%. By comparison, the Barclays 1-10 Year Municipal Blend Index returned 0.78%, while the Barclays 5-year Municipal Bond Index returned 0.97%. The Fund was conservatively positioned with regard to interest rate risk and credit quality. As of March 31, 2014, the Fund’s 30-day SEC yield was 1.76%, which is a taxable equivalent yield of 3.11% for investors subject to the maximum 43.4% federal income tax bracket.

The U.S. economy experienced moderate growth with real GDP expanding by 2.3% year-over-year as of March 31, 2014. Inflation remained subdued with the GDP deflator reported at 1.4% over the same time period. Monetary policy was extremely accommodative throughout the fiscal year, with the Federal Reserve continuing its quantitative easing program. After much anticipation, the Federal Reserve began to reduce its bond purchases in January 2014 while reassuring markets that it would maintain short-term interest rates near zero for a considerable time after the asset purchases conclude.

2

Municipal bond prices declined during the first part of the fiscal year, as interest rates moved higher in all sectors of the fixed income market. From April 1 through August 31, 2013, the tax-exempt yield of AAA-rated general obligations with a 5-year maturity increased 68 basis points to 1.52%, while the 10-year maturity climbed 103 basis points to 2.94%, according to Municipal Market Data. After yields peaked in early September, bond prices rallied following the Fed’s decision to delay tapering of its bond buying program. During the second half of the fiscal year, the Fund’s net asset value fluctuated in a narrow range as bond yields were steady to lower for most of the period. The 5-year tax-exempt yield ended the fiscal year at 1.31% while the 10-year closed at 2.49%.

The Fund’s relative performance can be attributed to its duration, its yield curve positioning, and its emphasis on high credit quality. The portfolio’s average maturity shortened by approximately 1 year over the course of the twelve-month period. At March 31, 2014, the Fund’s average stated maturity was 5.2 years, compared to 6.3 years at the beginning of the period, and the effective duration decreased to 3.5 years from 4.2 years. The shorter duration helped relative performance during the first six months of the fiscal year but hurt during the municipal bond rally in early 2014. Likewise, the municipal yield curve steepened during the first half of the period, and then flattened during the final three months of the period. Strategies that emphasize intermediate maturities saw smaller losses than those that concentrate on long maturities during the first half of the fiscal year, but lagged in performance in the second half of the fiscal year when long maturity bond prices rebounded.

Quality spreads widened during the tax-exempt bond sell-off as heightened credit risk became a concern for some segments of the municipal market. The Fund remains positioned in predominantly AA and AAA-rated credits from Virginia municipal issuers. Despite the threat that federal spending cuts could disproportionately hurt Virginia’s economy, the state completed its fiscal year ended in June with a surplus of $585 million, the fourth consecutive year of budget surplus. Concomitant with its revised outlook on the credit rating for the United States government, in mid-July, Moody’s revised its outlook to stable for the Aaa credit rating of Virginia as well as for many of the Aaa-rated localities in Northern Virginia. General obligation bonds of Virginia carry the top credit rating by all three major rating firms. Higher quality bonds outperformed lower quality bonds during the first part of the fiscal year but lagged in performance during the second half of the fiscal year, when yield-starved investors reverted to reaching for extra income in lower quality credits.

Notably, the Fund has no exposure to Puerto Rico bonds, which plummeted in price during the past year due to deteriorating credit fundamentals. Many state-specific municipal funds have owned Puerto Rico debt because the interest is exempt from federal, state and local income taxes in all U.S. states and the Island’s debt typically offers greater yield than most U.S. issuers. With lingering headlines over Detroit’s municipal bankruptcy, concerns over credit risk, and fears of rising interest rates, municipal bond mutual funds experienced consistent net outflows in 2013. While mutual fund flows stabilized in early 2014, primary issuance has ebbed this year with a diminished number of refunding deals.

We have changed the Fund’s benchmark to the Barclays 1-10 Year Municipal Blend Index. The composition of this index, consisting of investment-grade tax-exempt bonds with remaining maturities between 1 and 12 years, is more representative of the maturity structure of the Fund, compared to the Barclays 5-Year Municipal Bond Index that represents a narrow maturity band of 4 to 6 years on the yield curve.

3

We expect the Fund will remain defensively positioned with regard to interest rate sensitivity while seeking opportunities to enhance the income for the Fund’s investors.

Charles M. Caravati, III, CFA President Jamestown Balanced Fund Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Performance data, current to the most recent month end, may be obtained by calling 1-866-738-1126.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2014, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

4

THE JAMESTOWN BALANCED FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	15.92%	12.65%	5.88%
Standard & Poor’s 500® Index	21.86%	21.16%	7.42%
60% S&P 500 Index / 40% Barclays Intermediate U.S. Government/Credit Index	12.70%	14.36%	6.30%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

THE JAMESTOWN EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	23.55%	17.78%	6.68%
Standard & Poor’s 500® Index	21.86%	21.16%	7.42%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2014)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	(0.37%)	2.75%	2.84%
Barclays 1-10 Year Municipal Blend Index	0.78%	4.02%	3.86%
Barclays 5-Year Municipal Bond Index	0.97%	4.03%	3.89%
Barclays Municipal Bond Index	0.39%	5.71%	4.45%

*
The Barclays 1-10 Year Municipal Blend Index is an unmanaged, market value-weighted index which covers the short and intermediate components of the U.S. investment-grade tax-exempt bond market. Because the composition of this Index is more representative of the maturity structure of the Jamestown Virginia Tax Exempt Fund than the Barclays 5-Year Municipal Bond Index, which represents a more narrow maturity band on the yield curve, the Barclays 1-10 Year Municipal Blend Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance.

**	The Barclays 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Previously, this Index was used as the Fund's primary benchmark.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE JAMESTOWN BALANCED FUND PORTFOLIO INFORMATION March 31, 2014 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	2.6%
	JPMorgan Chase & Company	1.9%
	Google, Inc. - Class A	1.9%
	General Electric Company	1.7%
	Oracle Corporation	1.7%
	Noble Corporation plc	1.7%
	McKesson Corporation	1.6%
	CVS Caremark Corporation	1.6%
	Ryder System, Inc.	1.6%
	Discover Financial Services	1.5%

Equity Sector Concentration vs. the S&P 500® Index (66.1% of Net Assets)

Fixed-Income Portfolio (27.8% of Net Assets)		Credit Quality	Composite Quality
Average Stated Maturity (Years)	3.40	AAA	45.1%
Average Duration (Years)	3.07	AA	11.5%
Average Coupon	4.17%	A	35.7%
Average Yield to Maturity	1.38%	BBB	7.7%

Sector Breakdown	% of Fixed Income Portfolio
U.S. Treasury Obligations	26.8%
U.S. Government Agency Obligations	10.5%
Mortgage-Backed Securities	5.8%
Municipal Bonds	2.0%
Corporate Bonds	54.9%

8

THE JAMESTOWN EQUITY FUND PORTFOLIO INFORMATION March 31, 2014 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	3.6%
	Google, Inc. - Class A	2.7%
	JPMorgan Chase & Company	2.6%
	Oracle Corporation	2.4%
	General Electric Company	2.3%
	McKesson Corporation	2.3%
	Noble Corporation plc	2.3%
	CVS Caremark Corporation	2.2%
	FedEx Corporation	2.2%
	Ryder System, Inc.	2.1%

Sector Concentration vs. the S&P 500® Index

9

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PORTFOLIO INFORMATION March 31, 2014 (Unaudited)

Characteristics		Maturity Breakdown (% of Portfolio)
30-day SEC Yield	1.76%
Tax-Equivalent Yield	3.11%*
Average Maturity (years)	5.2
Average Duration (years)	3.5
Average Quality	AA
Number of Issues	55

* Assumes a maximum 43.4% federal tax rate.

Credit Quality (% of Portfolio)	Sector Diversification (% of Portfolio)

10

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 66.1%	Shares	Value
Consumer Discretionary — 8.9%
Comcast Corporation - Class A	4,700	$235,094
Discovery Communications, Inc. - Class A (a)	2,000	165,400
Dollar Tree, Inc. (a)	4,800	250,464
Johnson Controls, Inc.	5,550	262,626
Macy's, Inc.	4,700	278,663
TJX Companies, Inc. (The)	4,100	248,665
Viacom, Inc. - Class B	2,700	229,473
		1,670,385
Consumer Staples — 5.7%
Archer-Daniels-Midland Company	5,000	216,950
CVS Caremark Corporation	4,000	299,440
PepsiCo, Inc.	3,100	258,850
Procter & Gamble Company (The)	1,700	137,020
Wal-Mart Stores, Inc.	2,000	152,860
		1,065,120
Energy — 7.0%
Apache Corporation	2,300	190,785
Baker Hughes, Inc.	3,250	211,315
Chevron Corporation	1,700	202,147
Hess Corporation	3,200	265,216
Marathon Oil Corporation	3,900	138,528
Noble Corporation plc	9,500	311,030
		1,319,021
Financials — 10.6%
American Express Company	3,000	270,090
Ameriprise Financial, Inc.	2,350	258,665
BB&T Corporation	6,800	273,156
Discover Financial Services	5,000	290,950
JPMorgan Chase & Company	6,000	364,260
MetLife, Inc.	5,000	264,000
PNC Financial Services Group, Inc. (The)	3,150	274,050
		1,995,171
Health Care — 9.5%
Abbott Laboratories	3,200	123,232
AbbVie, Inc.	3,200	164,480
Aetna, Inc.	2,000	149,940
AmerisourceBergen Corporation	3,800	249,242
Amgen, Inc.	2,200	271,348
McKesson Corporation	1,700	300,169
Thermo Fisher Scientific, Inc.	2,000	240,480
UnitedHealth Group, Inc.	3,400	278,766
		1,777,657

11

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 66.1% (Continued)	Shares	Value
Industrials — 8.9%
Dover Corporation	3,000	$245,250
Eaton Corporation plc	3,700	277,944
FedEx Corporation	2,000	265,120
General Electric Company	12,700	328,803
Norfolk Southern Corporation	2,700	262,359
Ryder System, Inc.	3,700	295,704
		1,675,180
Information Technology — 12.1%
Apple, Inc.	925	496,484
Cisco Systems, Inc.	11,000	246,510
EMC Corporation	9,500	260,395
Google, Inc. - Class A (a)	325	362,216
International Business Machines Corporation	800	153,992
Microsoft Corporation	4,000	163,960
Oracle Corporation	8,000	327,280
QUALCOMM, Inc.	3,300	260,238
		2,271,075
Materials — 1.2%
LyondellBasell Industries N.V. - Class A	2,600	231,244

Telecommunication Services — 1.4%
Verizon Communications, Inc.	5,700	271,149

Utilities — 0.8%
American Electric Power Company, Inc.	3,000	151,980

Total Common Stocks (Cost $6,708,666)		$12,427,982

EXCHANGE-TRADED FUNDS — 0.7%	Shares	Value
Financial Select Sector SPDR Fund (The) (Cost $123,493)	6,200	$138,508

U.S. TREASURY OBLIGATIONS — 7.4%	Par Value	Value
U.S. Treasury Notes — 7.4%
4.25%, 11/15/2014	$350,000	$359,010
0.375%, 08/31/2015	300,000	300,738
4.25%, 11/15/2017	400,000	443,156
2.625%, 08/15/2020	175,000	179,963
2.125%, 08/15/2021	120,000	117,928
Total U.S. Treasury Obligations (Cost $1,354,298)		$1,400,795

12

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%	Par Value	Value
Federal Home Loan Mortgage Corporation — 2.9%
5.25%, due 04/18/2016 (Cost $497,978)	$500,000	$548,246

CORPORATE BONDS — 15.3%	Par Value	Value
Consumer Discretionary — 1.1%
Anheuser-Busch Companies, Inc.,
4.50%, due 04/01/2018	$100,000	$109,666
Comcast Corporation,
5.70%, due 07/01/2019	75,000	86,959
		196,625
Consumer Staples — 2.2%
Colgate-Palmolive Company,
1.95%, due 02/01/2023	100,000	90,275
General Mills, Inc.,
5.70%, due 02/15/2017	150,000	168,019
PepsiCo, Inc.,
3.10%, due 01/15/2015	75,000	76,588
Wal-Mart Stores, Inc.,
4.25%, due 04/15/2021	75,000	81,727
		416,609
Energy — 1.2%
Shell International Finance B.V.,
4.30%, due 09/22/2019	100,000	110,377
Total Capital S.A.,
3.00%, due 06/24/2015	100,000	103,099
		213,476
Financials — 4.6%
Aflac, Inc.,
2.65%, due 02/15/2017	75,000	78,101
BB&T Corporation,
2.15%, due 03/22/2017	100,000	102,318
General Electric Capital Corporation,
4.65%, due 10/17/2021	70,000	76,876
JPMorgan Chase & Company,
3.40%, due 06/24/2015	110,000	113,629
Northern Trust Corporation,
4.625%, due 05/01/2014	150,000	150,585
PNC Funding Corporation,
5.125%, due 02/08/2020	110,000	123,819
Royal Bank of Canada,
2.30%, due 07/20/2016	100,000	103,268
Wells Fargo Bank,
5.75%, due 05/16/2016	105,000	115,432
		864,028

13

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 15.3% (Continued)	Par Value	Value
Health Care — 3.3%
Amgen, Inc.,
5.85%, due 06/01/2017	$150,000	$169,726
GlaxoSmithKline plc,
5.65%, due 05/15/2018	200,000	229,460
Medtronic, Inc.,
4.75%, due 09/15/2015	100,000	106,057
Novartis Securities Investment Ltd.,
5.125%, due 02/10/2019	100,000	113,531
		618,774
Industrials — 0.5%
Illinois Tool Works, Inc.,
3.50%, due 03/01/2024	100,000	99,629

Information Technology — 0.4%
Cisco Systems, Inc.,
4.95%, due 02/15/2019	71,000	79,887

Materials — 0.5%
E.I. du Pont de Nemours and Company,
4.875%, due 04/30/2014	100,000	100,333

Telecommunication Services — 0.4%
Verizon Communications, Inc.,
2.50%, due 09/15/2016	65,000	67,305

Utilities — 1.1%
Consolidated Edison Company of New York, Inc.,
5.55%, due 04/01/2014	70,000	70,000
Virginia Electric & Power Company,
5.00%, due 06/30/2019	125,000	140,903
		210,903

Total Corporate Bonds (Cost $2,773,959)		$2,867,569

14

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 1.6%	Par Value	Value
Federal Home Loan Mortgage Corporation — 0.4%
Pool #A97047, 4.50%, due 02/01/2041	$66,238	$70,653

Federal National Mortgage Association — 1.2%
Pool #618465, 5.00%, due 12/01/2016	15,976	17,024
Pool #255455, 5.00%, due 10/01/2024	45,370	49,446
Pool #255702, 5.00%, due 05/01/2025	59,377	64,645
Pool #808413, 5.50%, due 01/01/2035	79,370	87,871
		218,986
Government National Mortgage Association — 0.0% (b)
Pool #781344, 6.50%, due 10/15/2031	9,597	10,744

Total Mortgage-Backed Securities (Cost $279,269)		$300,383

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 0.6%	Par Value	Value
Virginia State, Build America Bonds, Taxable, GO,
2.95%, due 06/01/2019 (Cost $99,950)	$100,000	$104,131

Total Investments at Value — 94.6% (Cost $11,837,613)		$17,787,614

Other Assets in Excess of Liabilities — 5.4%		1,015,801

Net Assets — 100.0%		$18,803,415

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

15

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2014
COMMON STOCKS — 91.3%	Shares	Value
Consumer Discretionary — 12.3%
Comcast Corporation - Class A	11,500	$575,230
Discovery Communications, Inc. - Class A (a)	4,200	347,340
Dollar Tree, Inc. (a)	10,300	537,454
Johnson Controls, Inc.	13,000	615,160
Macy's, Inc.	10,700	634,403
TJX Companies, Inc. (The)	9,500	576,175
Viacom, Inc. - Class B	5,900	501,441
		3,787,203
Consumer Staples — 7.8%
Archer-Daniels-Midland Company	11,300	490,307
CVS Caremark Corporation	9,000	673,740
PepsiCo, Inc.	7,100	592,850
Procter & Gamble Company (The)	3,800	306,280
Wal-Mart Stores, Inc.	4,400	336,292
		2,399,469
Energy — 9.8%
Apache Corporation	5,500	456,225
Baker Hughes, Inc.	7,800	507,156
Chevron Corporation	3,900	463,749
Hess Corporation	7,150	592,592
Marathon Oil Corporation	8,400	298,368
Noble Corporation plc	21,300	697,362
		3,015,452
Financials — 14.7%
American Express Company	6,800	612,204
Ameriprise Financial, Inc.	5,450	599,881
BB&T Corporation	15,500	622,635
Discover Financial Services	11,000	640,090
JPMorgan Chase & Company	13,300	807,443
MetLife, Inc.	11,500	607,200
PNC Financial Services Group, Inc. (The)	7,300	635,100
		4,524,553
Health Care — 13.1%
Abbott Laboratories	7,200	277,272
AbbVie, Inc.	6,700	344,380
Aetna, Inc.	4,600	344,862
AmerisourceBergen Corporation	8,600	564,074
Amgen, Inc.	5,000	616,700
McKesson Corporation	4,000	706,280
Thermo Fisher Scientific, Inc.	4,700	565,128
UnitedHealth Group, Inc.	7,400	606,726
		4,025,422

16

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.3% (Continued)	Shares	Value
Industrials — 12.3%
Dover Corporation	6,500	$531,375
Eaton Corporation plc	8,300	623,496
FedEx Corporation	5,000	662,800
General Electric Company	27,500	711,975
Norfolk Southern Corporation	6,000	583,020
Ryder System, Inc.	8,200	655,344
		3,768,010
Information Technology — 16.7%
Apple, Inc.	2,050	1,100,317
Cisco Systems, Inc.	25,000	560,250
EMC Corporation	21,600	592,056
Google, Inc. - Class A (a)	750	835,883
International Business Machines Corporation	1,800	346,482
Microsoft Corporation	8,300	340,217
Oracle Corporation	18,000	736,380
QUALCOMM, Inc.	7,700	607,222
		5,118,807
Materials — 1.6%
LyondellBasell Industries N.V. - Class A	5,700	506,958

Telecommunication Services — 1.9%
Verizon Communications, Inc.	12,400	589,868

Utilities — 1.1%
American Electric Power Company, Inc.	6,500	329,290

Total Common Stocks (Cost $15,683,716)		$28,065,032

EXCHANGE-TRADED FUNDS — 1.0%	Shares	Value
Financial Select Sector SPDR Fund (The) (Cost $291,261)	14,500	$323,930

Total Investments at Value — 92.3% (Cost $15,974,977)		$28,388,962

Other Assets in Excess of Liabilities — 7.7%		2,356,626

Net Assets — 100.0%		$30,745,588

(a)	Non-income producing security.

See accompanying notes to financial statements.

17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS March 31, 2014
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.0%	Par Value	Value
Arlington Co., Virginia, GO,
4.10%, due 11/01/2018	$500,000	$511,420
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	520,000	564,642
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	780,003
5.00%, due 01/01/2024	250,000	293,777
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	832,762
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030	250,000	268,947
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017,
prerefunded 07/01/2016 @ 100	500,000	551,585
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	453,072
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027	400,000	451,928
Hampton, Virginia, GO,
5.00%, due 04/01/2020,
prerefunded 04/01/2015 @ 100	500,000	524,145
5.00%, due 04/01/2025	500,000	578,750
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	269,925
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	406,210
5.00%, due 05/01/2022	430,000	499,428
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	539,525
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	554,485
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	527,730
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	736,575
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	297,350
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	500,000	546,770

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.0% (Continued)	Par Value	Value
Norfolk, Virginia, GO,
4.50%, due 06/01/2015	$500,000	$503,615
Portsmouth, Virginia, GO,
5.00%, due 04/01/2016,
prerefunded 4/01/2015 @ 100	160,000	167,693
5.00%, due 04/01/2016	90,000	94,291
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	238,708
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	580,330
Richmond, Virginia, Metropolitan Authority, Revenue,
5.25%, due 07/15/2014, ETM	715,000	725,096
5.25%, due 07/15/2014	285,000	288,924
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	470,348
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015, ETM	1,000,000	1,033,398
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	351,345
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2016	500,000	501,965
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	523,185
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	280,007
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	287,598
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	295,523
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	590,215
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 04/01/2017	500,000	521,530
5.00%, due 03/01/2019	250,000	290,858
4.00%, due 09/01/2026	500,000	535,395
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Revenue,
5.00%, due 09/28/2015	500,000	535,660
Virginia Polytechnic Institute & State University, General and Athletic Facilities, Series D, Revenue,
5.00%, due 06/01/2016	115,000	117,056

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.0% (Continued)	Par Value	Value
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue,
5.00%, due 11/01/2017	$250,000	$282,993
Virginia State Commonwealth Transportation Board, Federal Transportation Grant Anticipation Notes, Series A, Revenue,
5.00%, due 03/15/2023	500,000	587,535
Virginia State Public Building Authority, Public Facilities, Series D, Revenue,
5.00%, due 08/01/2016	1,000,000	1,015,830
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	590,610
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	585,000	641,979
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	580,400
Virginia State Resources Authority, Infrastructure, Revenue,
5.00%, due 11/01/2024,
prerefunded 11/01/2018 @ 100	15,000	17,529
5.00%, due 11/01/2024	485,000	553,933
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	585,485
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	150,000	175,620
Virginia State, Series B, GO,
5.00%, due 06/01/2017	250,000	283,395

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $23,467,629)		$24,437,078

WASHINGTON, D.C. REVENUE BONDS — 2.2%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $505,980)	$500,000	$567,790

EXCHANGE-TRADED FUNDS — 0.5%	Shares	Value
SPDR Nuveen Barclays Short Term Municipal Bond ETF (Cost $120,500)	5,000	$121,295

20

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 3.3%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a) (Cost $883,132)	883,132	$883,132

Total Investments at Value — 99.0% (Cost $24,977,241)		$26,009,295

Other Assets in Excess of Liabilities — 1.0%		274,727

Net Assets — 100.0%		$26,284,022

ETM - Escrowed to Maturity.

(a) The rate shown is the 7-day effective yield as of March 31, 2014.

See accompanying notes to financial statements.

21

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2014
	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$11,837,613	$15,974,977	$24,977,241
At value (Note 2)	$17,787,614	$28,388,962	$26,009,295
Cash	1,072,148	2,411,722	—
Dividends and interest receivable	68,230	21,808	323,901
Receivable for capital shares sold	663	11,505	—
Other assets	2,069	9,963	7,809
TOTAL ASSETS	18,930,724	30,843,960	26,341,005

LIABILITIES
Distributions payable	4,241	2,579	7,827
Payable for investment securities purchased	78,510	42,866	—
Payable for capital shares redeemed	22,584	29,145	39,563
Accrued investment advisory fees (Note 4)	9,922	16,857	—
Payable to administrator (Note 4)	5,515	5,515	5,015
Other accrued expenses	6,537	1,410	4,578
TOTAL LIABILITIES	127,309	98,372	56,983

NET ASSETS	$18,803,415	$30,745,588	$26,284,022

Net assets consist of:
Paid-in capital	$12,007,093	$16,544,231	$25,272,483
Undistributed (distributions in excess of) net investment income	(42,176)	3,888	21
Accumulated net realized gains (losses) from security transactions	888,497	1,783,484	(20,536)
Net unrealized appreciation on investments	5,950,001	12,413,985	1,032,054
Net assets	$18,803,415	$30,745,588	$26,284,022

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,234,590	1,368,091	2,586,374

Net asset value, offering price and redemption price per share (Note 2)	$15.23	$22.47	$10.16

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2014
	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$244,422	$532,029	$1,768
Foreign withholding taxes on dividends	(1,592)	(3,404)	—
Interest	162,781	—	855,109
TOTAL INVESTMENT INCOME	405,611	528,625	856,877

EXPENSES
Investment advisory fees (Note 4)	125,206	195,590	104,639
Administration fees (Note 4)	57,000	57,000	51,000
Professional fees	9,655	17,635	17,635
Trustees’ fees and expenses (Note 4)	9,787	9,787	9,787
Compliance service fees (Note 4)	6,200	6,200	6,200
Custodian and bank service fees	6,408	7,104	4,827
Account maintenance fees	2,387	7,485	7,421
Pricing costs	6,123	890	9,372
Registration and filing fees	5,830	6,038	3,428
Printing of shareholder reports	3,752	5,825	2,477
Postage and supplies	3,443	4,372	3,023
Insurance expense	1,571	2,183	2,175
Other expenses	4,203	3,063	7,541
TOTAL EXPENSES	241,565	323,172	229,525
Fees voluntarily waived by the Adviser (Note 4)	(6,000)	—	(49,023)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(6,000)	(12,000)	—
NET EXPENSES	229,565	311,172	180,502

NET INVESTMENT INCOME	176,046	217,453	676,375

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on security transactions	1,929,585	3,074,559	(20,536)
Net change in unrealized appreciation/ depreciation on investments	750,659	3,084,810	(773,876)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	2,680,244	6,159,369	(794,412)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,856,290	$6,376,822	$(118,037)

See accompanying notes to financial statements.

23

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	The Jamestown Balanced Fund		The Jamestown Equity Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$176,046	$207,317	$217,453	$215,401
Net realized gains on security transactions	1,929,585	889,984	3,074,559	1,922,949
Net change in unrealized appreciation/ depreciation on investments	750,659	478,467	3,084,810	876,033
Net increase in net assets from operations	2,856,290	1,575,768	6,376,822	3,014,383

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(206,179)	(224,146)	(214,899)	(215,083)
From net realized gains from security transactions	(1,348,960)	(790,954)	(2,036,342)	(94,273)
Decrease in net assets from distributions to shareholders	(1,555,139)	(1,015,100)	(2,251,241)	(309,356)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	73,538	131,667	1,644,087	1,576,724
Net asset value of shares issued in reinvestment of distributions to shareholders	1,443,519	974,201	2,153,131	300,415
Payments for shares redeemed	(3,678,492)	(1,050,797)	(5,492,882)	(3,969,846)
Net increase (decrease) in net assets from capital share transactions	(2,161,435)	55,071	(1,695,664)	(2,092,707)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(860,284)	615,739	2,429,917	612,320

NET ASSETS
Beginning of year	19,663,699	19,047,960	28,315,671	27,703,351
End of year	$18,803,415	$19,663,699	$30,745,588	$28,315,671

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(42,176)	$(16,454)	$3,888	$1,334

CAPITAL SHARE ACTIVITY
Shares sold	4,911	9,633	77,915	89,792
Shares reinvested	98,321	73,177	103,431	16,841
Shares redeemed	(248,509)	(77,534)	(257,766)	(224,592)
Net increase (decrease) in shares outstanding	(145,277)	5,276	(76,420)	(117,959)
Shares outstanding, beginning of year	1,379,867	1,374,591	1,444,511	1,562,470
Shares outstanding, end of year	1,234,590	1,379,867	1,368,091	1,444,511

See accompanying notes to financial statements.

24

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS (Continued)
	The Jamestown Tax Exempt Virginia Fund
	Year Ended March 31, 2014	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$676,375	$747,939
Net realized gains (losses) on security transactions	(20,536)	78,456
Net change in unrealized appreciation/depreciation on investments	(773,876)	(242,548)
Net increase (decrease) in net assets from operations	(118,037)	583,847

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(676,352)	(747,939)
From net realized gains from security transactions	(12,336)	(93,442)
Decrease in net assets from distributions to shareholders	(688,688)	(841,381)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,324,814	734,926
Net asset value of shares issued in reinvestment of distributions to shareholders	586,079	708,237
Payments for shares redeemed	(2,602,167)	(3,466,314)
Net decrease in net assets from capital share transactions	(691,274)	(2,023,151)

TOTAL DECREASE IN NET ASSETS	(1,497,999)	(2,280,685)

NET ASSETS
Beginning of year	27,782,021	30,062,706
End of year	$26,284,022	$27,782,021

UNDISTRIBUTED NET INVESTMENT INCOME	$21	$—

CAPITAL SHARE ACTIVITY
Shares sold	130,015	69,415
Shares reinvested	57,356	66,905
Shares redeemed	(253,628)	(328,521)
Net decrease in shares outstanding	(66,257)	(192,201)
Shares outstanding, beginning of year	2,652,631	2,844,832
Shares outstanding, end of year	2,586,374	2,652,631

See accompanying notes to financial statements.

25

THE JAMESTOWN BALANCED FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$14.25	$13.86	$13.16	$12.11	$10.09

Income from investment operations:
Net investment income	0.14	0.15	0.14	0.16	0.22
Net realized and unrealized gains on investments	2.06	0.98	0.71	1.06	2.04
Total from investment operations	2.20	1.13	0.85	1.22	2.26

Less distributions:
Dividends from net investment income	(0.16)	(0.16)	(0.15)	(0.17)	(0.24)
Distributions from net realized gains	(1.06)	(0.58)	—	—	—
Total distributions	(1.22)	(0.74)	(0.15)	(0.17)	(0.24)

Net asset value at end of year	$15.23	$14.25	$13.86	$13.16	$12.11

Total return (a)	15.92%	8.68%	6.56%	10.24%	22.56%

Net assets at end of year (000’s)	$18,803	$19,664	$19,048	$21,331	$22,183

Ratio of total expenses to average net assets	1.25%	1.29%	1.28%	1.24%	1.20%

Ratio of net expenses to average net assets (b)	1.19%	1.22%	1.21%	1.18%	1.11%

Ratio of net investment income to average net assets (b)	0.91%	1.11%	1.08%	1.31%	1.98%

Portfolio turnover rate	21%	21%	20%	30%	40%

(a)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after voluntary advisory fee waivers by the Adviser (Note 4) and/or expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

26

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012	2011	2010
Net asset value at beginning of year	$19.60	$17.73	$16.54	$14.67	$11.01

Income from investment operations:
Net investment income	0.15	0.15	0.09	0.09	0.10
Net realized and unrealized gains on investments	4.30	1.93	1.21	1.87	3.64
Total from investment operations	4.45	2.08	1.30	1.96	3.74

Less distributions:
Dividends from net investment income	(0.15)	(0.15)	(0.11)	(0.09)	(0.08)
Distributions from net realized gains	(1.43)	(0.06)	—	—	—
Total distributions	(1.58)	(0.21)	(0.11)	(0.09)	(0.08)

Net asset value at end of year	$22.47	$19.60	$17.73	$16.54	$14.67

Total return (a)	23.55%	11.84%	7.89%	13.48%	33.96%

Net assets at end of year (000’s)	$30,746	$28,316	$27,703	$28,359	$26,534

Ratio of total expenses to average net assets	1.07%	1.11%	1.11%	1.13%	1.16%

Ratio of net expenses to average net assets (b)	1.03%	1.06%	1.06%	1.09%	1.12%

Ratio of net investment income to average net assets (b)	0.72%	0.81%	0.56%	0.56%	0.78%

Portfolio turnover rate	21%	28%	28%	49%	59%

(a)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

27

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2014	2013	2012		2011	2010
Net asset value at beginning of year	$10.47	$10.57	$10.25		$10.33	$10.24

Income (loss) from investment operations:
Net investment income	0.26	0.26	0.29		0.29	0.30
Net realized and unrealized gains (losses) on investments	(0.30)	(0.06)	0.32		(0.06)	0.11
Total from investment operations	(0.04)	0.20	0.61		0.23	0.41

Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.29)		(0.29)	(0.31)
Distributions from net realized gains	(0.01)	(0.03)	(0.00	)(a)	(0.02)	(0.01)
Total distributions	(0.27)	(0.30)	(0.29)		(0.31)	(0.32)

Net asset value at end of year	$10.16	$10.47	$10.57		$10.25	$10.33

Total return (b)	(0.37% )	1.88%	6.03%		2.26%	4.04%

Net assets at end of year (000’s)	$26,284	$27,782	$30,063		$30,368	$32,905

Ratio of total expenses to average net assets	0.88%	0.76%	0.77%		0.76%	0.75%

Ratio of net expenses to average net assets (c)	0.69%	0.69%	0.69%		0.69%	0.69%

Ratio of net investment income to average net assets (c)	2.59%	2.50%	2.75%		2.78%	2.89%

Portfolio turnover rate	1%	15%	2%		8%	16%

(a)	Amount rounds to less than a penny per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

28

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2014

1. Organization

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Jamestown Balanced Fund and The Jamestown Equity Fund are each a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

Fixed income securities are valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities.

When market quotations are not readily available, if a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple

29

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including obligations of the U.S. Treasury and U.S. Government agencies, corporate bonds, mortgage-backed securities and municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2014 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$12,427,982	$—	$—	$12,427,982
Exchange-Traded Funds	138,508	—	—	138,508
U.S. Treasury Obligations	—	1,400,795	—	1,400,795
U.S. Government Agency Obligations	—	548,246	—	548,246
Corporate Bonds	—	2,867,569	—	2,867,569
Mortgage-Backed Securities	—	300,383	—	300,383
Municipal Bonds	—	104,131	—	104,131
Total	$12,566,490	$5,221,124	$—	$17,787,614

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$28,065,032	$—	$—	$28,065,032
Exchange-Traded Funds	323,930	—	—	323,930
Total	$28,388,962	$—	$—	$28,388,962

30

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$25,004,868	$—	$25,004,868
Exchange-Traded Funds	121,295	—	—	121,295
Money Market Funds	883,132	—	—	883,132
Total	$1,004,427	$25,004,868	$—	$26,009,295

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedules of Investments for a listing of the common stocks and corporate bonds by sector type. As of March 31, 2014, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 was as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Balanced Fund	3/31/14	$457,405	$1,097,734	$—	$1,555,139
	3/31/13	$298,063	$717,037	$—	$1,015,100
The Jamestown Equity Fund	3/31/14	$382,664	$1,868,577	$—	$2,251,241
	3/31/13	$215,083	$94,273	$—	$309,356
The Jamestown Tax Exempt Virginia Fund	3/31/14	$23	$12,336	$676,329	$688,688
	3/31/13	$108	$93,334	$747,939	$841,381

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

31

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2014 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$11,917,194	$16,042,581	$24,977,241
Gross unrealized appreciation	$5,945,172	$12,420,069	$1,171,671
Gross unrealized depreciation	(74,752)	(73,688)	(139,617)
Net unrealized appreciation on investments	5,870,420	12,346,381	1,032,054
Undistributed ordinary income	54,775	100,662	—
Undistributed tax exempt income	—	—	7,848
Undistributed long-term gains	875,368	1,756,893	—
Capital loss carryforwards	—	—	(20,536)
Other temporary differences	(4,241)	(2,579)	(7,827)
Total distributable earnings	$6,796,322	$14,201,357	$1,011,539

32

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of premium on fixed income securities.

For the year ended March 31, 2014, The Jamestown Balanced Fund reclassified $4,411 of distributions in excess of net investment income against accumulated net realized gains from security transactions and The Jamestown Tax Exempt Virginia Fund reclassified $2 of distributions in excess of net realized gains against undistributed net investment income on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds’ net assets or net asset value per share.

As of March 31, 2014, The Jamestown Tax Exempt Virginia Fund had a long-term capital loss carryforward of $20,536 for federal income tax purposes. This capital loss carryforward, which does not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2011 through March 31, 2014) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2014:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$3,407,879	$5,918,245	$284,325
Proceeds from sales and maturities of investment securities	$5,922,132	$9,784,276	$1,010,734

33

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

In order to reduce the annual operating expenses of The Jamestown Balanced Fund, the Adviser voluntarily waived $6,000 of its investment advisory fees during the year ended March 31, 2014. Additionally, during the year ended March 31, 2014, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of its average daily net assets. Accordingly, the Adviser voluntarily waived $49,023 of its investment advisory fees during the year ended March 31, 2014.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agent services to the Funds. Pursuant to servicing agreements with Ultimus, the Funds pay Ultimus fees in accordance with the agreements for its services. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, the annual retainer was $8,000.

34

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $6,000 and $12,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2014.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

35

THE JAMESTOWN FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Jamestown Balanced Fund,
The Jamestown Equity Fund, and
The Jamestown Tax Exempt Virginia Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, and The Jamestown Tax Exempt Virginia Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Williamsburg Investment Trust at March 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 23, 2014

36

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	J. Finley Lee, Jr., Ph.D.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill, Ph.D.	28 Westhampton Way Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	8908 Norwick Road Richmond, VA	1953	Trustee	Since February 2014
	Austin Brockenbrough, III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Vice President, The Jamestown Funds	Since September 1988
	Charles M. Caravati, III	1802 Bayberry Court, Suite 400 Richmond, VA	1965	President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since January 1996
	Joseph A. Jennings, III	1802 Bayberry Court, Suite 400 Richmond, VA	1962	President, The Jamestown Tax Exempt Virginia Fund	Since July 2005
	Lawrence B. Whitlock, Jr.	1802 Bayberry Court, Suite 400 Richmond, VA	1948	Vice President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since February 2002
	Connie R. Taylor	1802 Bayberry Court, Suite 400 Richmond, VA	1950	Vice President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since March 1993
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Chief Compliance Officer and Secretary	Since August 2006

*
Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

37

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC.

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr., Ph.D. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill, Ph.D. serves as Chancellor of the University of Richmond. Previously, he served as Director of Tredegar Corporation (plastics manufacturer) until May 2013; President of the Teagle Foundation (charitable foundation) until July 2013; and a director of Albemarle Corporation (polymer and chemicals manufacturer) until May 2012.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of International Shipholding Corporation (cargo transportation); and Director of Trustmark National Bank (bank holding company). Previously, he was Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.

Elizabeth W. Robertson has been Chief Financial Officer for Monument Restaurants LLC (restaurant franchises) since 2011 and a Director of Franklin Financial Corporation and Franklin Federal Savings Bank since 1996.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

Charles M. Caravati, III is a Managing Director of the Adviser.

Joseph A. Jennings, III is a Managing Director of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is Account Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

38

THE JAMESTOWN FUNDS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2014. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. The Jamestown Balanced Fund and The Jamestown Equity Fund intend to designate up to a maximum amount of $457,405 and $382,664, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended March 31, 2014, 100% and 100% of the dividends paid from ordinary income by The Jamestown Balanced and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations. During the year ended March 31, 2014, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund paid long-term capital gain distributions of $1,097,734, $1,868,577 and $12,336, respectively.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

39

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2013 through March 31, 2014).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

40

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,091.40	$6.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.75	$6.24
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,128.10	$5.68
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.39
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,011.60	$3.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.49	$3.48

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). With respect to The Jamestown Balanced Fund and The Jamestown Equity Fund, the annualized expense ratios exclude any reimbursements received through a directed brokerage arrangement (Note 5).

The Jamestown Balanced Fund	1.24%
The Jamestown Equity Fund	1.07%
The Jamestown Tax Exempt Virginia Fund	0.69%

41

THE JAMESTOWN FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 25, 2014, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with its conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

43

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) upon consideration of the one-year and longer term performance of each Fund, the effectiveness of the Adviser in achieving each Fund’s investment objective, as well as the services provided to shareholders, the Adviser has provided satisfactory services to the Funds; (ii) the investment advisory fees of each Fund are competitive with comparably managed funds and each Fund’s total operating expense ratio is competitive with (and, in the case of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iii) the Adviser’s commitment to cap overall operating expenses of The Jamestown Balanced Fund and The Jamestown Tax-Exempt Virginia Fund by voluntarily waiving a portion of its investment advisory fees has enabled such Funds to increase returns for their shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Funds; and (iv) the Adviser’s profitability with respect to The Jamestown Funds is reasonable. Given the current size of each Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

44

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

On February 11, 2014, a Special Meeting of Shareholders of the Williamsburg Investment Trust (the “Trust”) was held for the purpose of voting on the following Proposals:

Proposal		Applicable Funds
1.	To elect seven nominees to serve on the Board of Trustees of the Trust	All Williamsburg Funds
John P. Ackerly, IV John T. Bruce Robert S. Harris J. Finley Lee, Jr. Richard L. Morrill Harris V. Morrissette Elizabeth W. Robertson
2.	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund	Davenport Equity Opportunities Fund
3.
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required:
The Davenport Funds, The Government Street Funds The Jamestown Funds
3a(i). To amend the fundamental investment limitation with respect to borrowing money
3a(ii). To amend the fundamental investment limitation with respect to issuing senior securities
3b. To amend the fundamental investment limitation with respect to purchasing and selling commodities and put and call options
3c. To amend the fundamental investment limitation with respect to concentrating investments in a particular industry or group of industries
3d. To amend the fundamental investment limitation with respect to investing in real estate and oil, gas or other mineral exploration or development programs
3e. To amend the fundamental investment limitation with respect to underwriting securities
3f. To amend the fundamental investment limitation with respect to loans

45

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

3g. To eliminate the fundamental investment limitation with respect to purchasing shares of other investment companies
3h. To eliminate the fundamental investment limitation with respect to amounts invested in one issuer
3i. To eliminate the fundamental investment limitation with respect to acquiring foreign securities
3j. To eliminate outdated fundamental investment limitations not required by law

Shareholders voted to approve (1) the election of the seven nominees to serve on the Board of Trustees of the Trust, (2) the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund and (3) the replacement of the fundamental investment limitations of the Davenport Equity Opportunities Fund, The Government Street Funds and The Jamestown Funds and to eliminate certain investment limitations that are not required.

Proposal 1:	To elect seven nominees to serve on the Board of Trustees of the Trust:

(All Williamsburg Funds)

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
John P. Ackerly, IV	31,144,931.367	15,879.388	140,361.000	0.000	99.501%
John T. Bruce	31,141,819.190	18,991.565	140,361.000	0.000	99.491%
Robert S. Harris	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
J. Finley Lee, Jr.	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
Richard L. Morrill	31,138,196.367	22,614.388	140,361.000	0.000	99.479%
Harris V. Morrissette	31,144,931.367	15,879.388	140,361.000	0.000	99.501%
Elizabeth W. Robertson	31,139,232.367	21,578.388	140,361.000	0.000	99.483%

46

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Proposal 2:	To approve the reclassification of the Davenport Equity Opportunities Fund from a “diversified” to a “non-diversified” fund.

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
4,977,156.000	74,316.000	44,182.000	43,554.000	96.847%

Proposal 3:
To replace the fundamental investment limitations of the Davenport Funds, The Government Street Funds and The Jamestown Funds with new updated fundamental investment limitations and to eliminate certain fundamental limitations that are not required.

The number of shares of the Davenport Core Fund and Davenport Value & Income Fund represented at the Special Meeting of Shareholders did not meet the required percentage to achieve a quorum, therefore, no business was conducted by those funds with regards to Proposal 3 and the fundamental investment limitations of the Davenport Core Fund and the Davenport Value & Income Fund remain unchanged.

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted

3(a)(i). Borrowing money
Alabama Tax Free Bond Fund	2,441,913.464	3,330.924	0.000	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,952,490.000	100,420.000	42,743.000	43,555.000	96.367%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,319,897.883	0.000	2,644.038	91,654.000	96.094%
Jamestown Balanced Fund	839,847.592	4,442.490	0.000	27,569.000	96.328%
Jamestown Equity Fund	908,819.964	0.000	13,600.193	212,943.000	80.047%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

47

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(a)(ii). Issuing senior securities
Alabama Tax Free Bond Fund	2,441,913.464	3,330.924	0.000	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,957,860.000	83,052.000	54,742.000	43,554.000	96.471%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	831,335.071	4,442.490	8,512.521	27,569.000	95.352%
Jamestown Equity Fund	917,793.866	0.000	4,626.291	212,943.000	80.837%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(b). Purchasing and selling commodities and put and call options
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,945,295.000	90,509.000	59,849.000	43,555.000	96.227%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	5,049.469	26,315.531	27,569.000	93.240%
Jamestown Equity Fund	913,367.513	0.000	9,052.644	212,943.000	80.447%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(c). Concentrating investments in a particular industry or group of industries
Davenport Equity Opportunities Fund	4,957,058.000	92,145.000	46,450.000	43,555.000	96.456%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	830,529.690	5,247.871	8,512.521	27,569.000	95.260%
Jamestown Equity Fund	917,474.895	318.971	4,626.291	212,943.000	80.809%

48

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(d). Investing in real estate and oil, gas or other mineral exploration or development programs
Alabama Tax Free Bond Fund	2,441,913.464	0.000	3330.924	230,762.000	91.252%
Davenport Equity Opportunities Fund	4,982,789.000	66,150.000	46,715.000	43,554.000	96.956%
Government Street Equity Fund	1,246,107.454	0.000	0.000	183,044.000	87.192%
Government Street Mid-Cap Fund	2,321,508.705	0.000	1,033.216	91,654.000	96.161%
Jamestown Balanced Fund	813,532.061	4,442.490	26,315.531	27,569.000	93.310%
Jamestown Equity Fund	912,919.337	4,874.529	4,626.291	212,943.000	80.408%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(e). Underwriting securities
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,948,784.000	90,657.000	56,213.000	43,554.000	96.295%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	831,335.071	4,442.490	8,512.521	27,569.000	95.352%
Jamestown Equity Fund	917,793.866	0.000	4,626.291	212,943.000	80.837%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

49

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(f). Loans
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,934,738.000	97,984.000	62,932.000	43,554.000	96.021%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	5,049.469	26,315.531	27,569.000	93.240%
Jamestown Equity Fund	912,600.366	318.971	9,500.820	212,943.000	80.380%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

3(g). Purchasing shares of other investment companies
Jamestown Balanced Fund	813,532.061	22,245.500	8,512.521	27,569.000	93.310%
Jamestown Equity Fund	912,919.337	4,874.529	4,626.291	212,943.000	80.408%

3(h). Amounts invested in one issuer
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	830,529.690	5,247.871	8,512.521	27,569.000	95.260%
Jamestown Equity Fund	917,474.895	318.971	4,626.291	212,943.000	80.809%
Jamestown Tax Exempt Virginia Fund	2,173,268.794	21,191.142	0.000	167,306.000	92.019%

50

WILLIAMSBURG INVESTMENT TRUST
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited) (Continued)

Number of Shares
For	Against	Abstain	Broker Non-Votes	For Votes as % of Shares Voted
3(i). Acquiring foreign securities
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,925.082	22,852.479	8,512.521	27,569.000	93.240%
Jamestown Equity Fund	912,600.366	5,193.500	4,626.291	212,943.000	80.380%

3(j). Eliminate outdated fundamental investment limitations not required by law
Alabama Tax Free Bond Fund	2,445,244.388	0.000	0.000	230,762.000	91.377%
Davenport Equity Opportunities Fund	4,995,037.000	60,723.000	39,894.000	43,554.000	97.195%
Government Street Equity Fund	1,244,915.935	0.000	1,191.519	183,044.000	87.109%
Government Street Mid-Cap Fund	2,320,749.777	0.000	1,792.144	91,654.000	96.129%
Jamestown Balanced Fund	812,726.680	5,247.871	26,315.531	27,569.000	93.218%
Jamestown Equity Fund	912,596.337	323.000	9,500.820	212,943.000	80.379%
Jamestown Tax Exempt Virginia Fund	2,190,006.794	4,453.142	0.000	167,306.000	92.728%

51

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THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris, Ph.D.
J. Finley Lee, Jr., Ph.D.
Richard L. Morrill, Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee.  The names of the audit committee financial experts are  Dr. Robert S. Harris and Elizabeth W. Robertson.  Dr. Harris and Ms. Robertson are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $160,500 and $155,800 with respect to the registrant’s fiscal years ended March 31, 2014 and 2013, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•
Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	June 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President (FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	June 2, 2014

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President (The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	June 2, 2014

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President (The Jamestown Balanced Fund and The Jamestown Equity Fund)

Date	June 2, 2014

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President (The Jamestown Tax Exempt Virginia Fund)

Date	June 2, 2014

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President (The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund)

Date	June 2, 2014

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	June 2, 2014

*	Print the name and title of each signing officer under his or her signature.